Exhibit 4.22

EXECUTION COPY

APPLEBEE’S ENTERPRISES LLC,
THE ENTITIES REFERRED TO HEREIN AS THE “RESTAURANT HOLDERS” and
APPLEBEE’S IP LLC

each as a Co-Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Indenture Trustee and a Series 2007-1 Securities Intermediary

SERIES 2007-1 SUPPLEMENT

dated as of November 29, 2007

to

BASE INDENTURE

dated as of November 29, 2007

$30,000,000 Series 2007-1 Advance Notes, Class A-1-A
$70,000,000 Series 2007-1 Advance Notes, Class A-1-X
$7,500,000 Series 2007-1 Swingline Notes, Class A-1-A
$17,500,000 Series 2007-1 Swingline Notes, Class A-1-X
$15,000,000 Series 2007-1 Class L/C Notes, Class A-1-A
$35,000,000 Series 2007-1 Class L/C Notes, Class A-1-X

$350,000,000 Series 2007-1 7.2836% Fixed Rate Term Senior Notes, Class A-2-I-X

$675,000,000 Series 2007-1 6.4267% Fixed Rate Term Senior Notes, Class A-2-II-A

$650,000,000 Series 2007-1 7.0588% Fixed Rate Term Senior Notes, Class A-2-II-X

$119,000,000 Series 2007-1 8.4044% Fixed Rate Term Subordinated Notes, Class M-1

Section 5.2	Form of the Series 2007-1 Class [A-2-I-X], [A-2-II-A] and [A-2-II-X] Notes	39
Section 5.3	Form of the Series 2007-1 Class M-1 Notes	43

ARTICLE VI CONDITIONS TO ISSUANCE		47

Section 6.1	Conditions to Issuance	47

ARTICLE VII GENERAL		48

Section 7.1	Information	48
Section 7.2	Exhibits	49
Section 7.3	Ratification of Base Indenture	49
Section 7.4	Certain Notices to the Series 2007-1 Class A Insurer and Rating Agencies	49
Section 7.5	Third-Party Beneficiary	49

Section 7.6	Prior Notice by Indenture Trustee to Series 2007-1 Class A Insurer	49
Section 7.7	Subrogation	50
Section 7.8	Counterparts	50
Section 7.9	Governing Law	50
Section 7.10	Amendments	50
Section 7.11	Termination of Series 2007-1 Supplement	50
Section 7.12	Discharge of Indenture	51
Section 7.13	Effect of Payment by the Series 2007-1 Class A-1 Insurer	51
Section 7.14	Fiscal Year End	53
Section 7.15	Notices	53
Section 7.16	Legal Holidays	56

ANNEXES

Annex A	Series 2007-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1-1:	Form of Series 2007-1 Class A-1-A Advance Note
Exhibit A-1-1-2:	Form of Series 2007-1 Class A-1-X Advance Note
Exhibit A-1-2-1:	Form of Series 2007-1 Class A-1-A Swingline Note
Exhibit A-1-2-2:	Form of Series 2007-1 Class A-1-X Swingline Note
Exhibit A-1-3-1:	Form of Series 2007-1 Class A-1-A L/C Note
Exhibit A-1-3-2:	Form of Series 2007-1 Class A-1-X L/C Note
Exhibit A-2-I-1:	Form of Rule 144A Series 2007-1 Class A-2-I-X Global Note
Exhibit A-2-I-2:	Form of Regulation S Series 2007-1 Class A-2-I-X Global Note
Exhibit A-2-II-1:	Form of Rule 144A Series 2007-1 Class A-2-II-A Global Note
Exhibit A-2-II-2:	Form of Regulation S Series 2007-1 Class A-2-II-A Global Note
Exhibit A-2-II-3:	Form of Rule 144A Series 2007-1 Class A-2-II-X Global Note
Exhibit A-2-II-4:	Form of Regulation S Series 2007-1 Class A-2-II-X Global Note
Exhibit M-1-1:	Form of Rule 144A Series 2007-1 Class M-1 Global Note

Exhibit M-1-2:	Form of Regulation S Series 2007-1 Class M-1 Global Note
Exhibit C:	Form of Monthly Noteholders’ Report

SERIES 2007-1 SUPPLEMENT, dated as of November 29, 2007 (this “Series 2007-1 Supplement”), by and among APPLEBEE’S ENTERPRISES LLC, a Delaware limited liability company (the “Master Issuer”), each of the entities appearing in the definition of “RESTAURANT HOLDERS” in Appendix A to the Base Indenture (together with any additional Restaurant Holders that become a party to the Indenture (as defined herein) following the date hereof in the manner provided in Section 7.14 of the Base Indenture, the “Restaurant Holders”), APPLEBEE’S IP LLC, a Delaware limited liability company, (the “IP Holder” and, together with the Master Issuer and the Restaurant Holders, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as Series 2007-1 Securities Intermediary (as defined herein), to the Base Indenture, dated as of the date hereof, by and among the Co-Issuers and the Indenture Trustee (as amended, modified or supplemented from time to time, exclusive of Series Supplements (as defined in Appendix A thereto), the “Base Indenture” and together with this Series 2007-1 Supplement and any other Series Supplements, the “Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.1, 2.3 and 3.3 of the Base Indenture provide, among other things, that the Co-Issuers and the Indenture Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series 2007-1 Supplement, and such Series of Notes shall be designated as Series 2007-1 Notes.  On the Series 2007-1 Closing Date, the following four Classes of Notes of such Series shall be issued:

(a)           Series 2007-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2007-1 Class A-1 Notes”) which shall be issued in six sub-classes (each, a “Series 2007-1 Class A-1 Sub-Class”):  (i) two sub-classes representing Advances (each, an “Advance Sub-Class”) which shall be designated as follows:  (x) Series 2007-1 Class A-1-A Advance Notes and (y) Series 2007-1 Class A-1-X Advance Notes (as collectively referred to herein, the “Series 2007-1 Class A-1 Advance Notes”); (ii) two sub-classes representing Swingline Loans (each, a “Swingline Sub-Class”) which shall be designated as follows:  (x) Series 2007-1 Class A-1-A Swingline Notes and (y) Series 2007-1 Class A-1-X Swingline Notes (as collectively referred to herein, the “Series 2007-1 Class A-1 Swingline Notes”); and (iii) two sub-classes representing L/C Obligations (each, an “L/C Sub-Class”) which shall be designated as follows: (x) Series 2007-1 Class A-1-A L/C Notes and (y) Series 2007-1 Class A-1-X L/C Notes (as collectively referred to herein, the “Series 2007-1 Class A-1 L/C Notes”);

(b)           Series 2007-1 7.2836% Fixed Rate Term Senior Notes, Class A-2-I-X (as referred to herein, the “Series 2007-1 Class A-2-I Notes”);

(c)           Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II (as referred to herein, the “Series 2007-1 Class A-2-II Notes,” and together with the Series 2007-1 Class A-2-I Notes, the “Series 2007-1 Class A-2 Notes”) which shall be issued in two sub-classes (each a “Series Class A-2-II Sub-Class”):  (i) Series 2007-1 6.4267% Fixed Rate Term Senior Notes, Class A-2-II-A (the “Series 2007-1 Class A-2-II-A Notes”) and (ii) Series 2007-1 7.0588% Fixed Rate Term Senior Notes, Class A-2-II-X (the “Series 2007-1 Class A-2-II-X Notes”);

(d)           Series 2007-1 8.4044% Fixed Rate Term Subordinated Notes, Class M-1 (as referred to herein, the “Series 2007-1 Class M-1 Notes”) and together with the Series 2007-1 Class A-2 Notes, (the “Series 2007-1 Fixed Rate Notes”).  For purposes of the Indenture, the Series 2007-1 Class A-1 Notes and the Series 2007-1 Class A-2 Notes shall be deemed to be “Senior Notes” or “Series 2007-1 Senior Notes” and the Series 2007-1 Class M-1 Notes shall be deemed to be “Subordinated Notes” or “Series 2007-1 Subordinated Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms or incorporated by reference in the Series 2007-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2007-1 Supplemental Definitions List”) as such Series 2007-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.  All capitalized terms not otherwise defined therein shall have the meanings assigned thereto or incorporated by reference in the Base Indenture Definitions List attached to the Base Indenture as Appendix A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture.  Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series 2007-1 Supplement (as indicated herein).  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2007-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

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ARTICLE II

SERIES 2007-1 RAPID AMORTIZATION EVENTS AND REMEDIES; SUBORDINATED NOTES SCHEDULED PRINCIPAL AMORTIZATION; SERIES EVENT OF DEFAULT

Section 2.1             Series 2007-1 Rapid Amortization Event.  Upon the occurrence of any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)           the failure to maintain a Three-Month Adjusted DSCR of at least 1.50x as of any Payment Date; or

(b)           the twelve-month U.S. system-wide sales of Applebee’s Restaurants as of the last day of the immediately preceding twelve-month period ending on the last day of each fiscal month is less than $3.75 billion;

a “Series 2007-1 Rapid Amortization Event” shall be deemed to have occurred, but without the giving of further notice or any other action on the part of the Indenture Trustee or any Holder of Notes.

Section 2.2             Series 2007-1 Rapid Amortization Cure Right.

The Co-Issuers may cure the occurrence of a Series 2007-1 Rapid Amortization Event described in Section 2.1(a) above on a one-time basis (the “Series 2007-1 Rapid Amortization Cure Right”).  In order for the Co-Issuers to exercise the Series 2007-1 Rapid Amortization Cure Right, the Co-Issuers must maintain a Three-Month Adjusted DSCR of at least 1.50x as of any three consecutive Payment Dates following the Payment Date on which such Series 2007-1 Rapid Amortization Event occurred, in which case such Series 2007-1 Rapid Amortization Event shall be automatically deemed to be cured as of the third such Payment Date.  In connection therewith, if a Series 2007-1 Rapid Amortization Event occurs because the Three-Month Adjusted DSCR is reduced to below 1.50x on any Payment Date, the Indenture Trustee shall, the first time such event occurs, establish a segregated trust account under the Base Indenture and shall deposit to such trust account the amount that otherwise would be applied, in accordance with the Priority of Payments, to the applicable Principal Payment Accounts to pay principal of the Series 2007-1 Notes on such Payment Date solely as a result of such Series 2007-1 Rapid Amortization Event.  So long as the Three Month-Adjusted DSCR is at least 1.50x on each of the next two Payment Dates succeeding the Payment Date on which such Series 2007-1 Rapid Amortization Event first occurred, the Indenture Trustee shall make the same deposit to the trust account on each such succeeding Payment Date, and if the Three-Month Adjusted DSCR is at least 1.50x on the third succeeding Payment Date after the Payment Date on which such Series 2007-1 Rapid Amortization Event first occurred, such Series 2007-1 Rapid Amortization Event shall be deemed to be cured for such three Payment Dates and the Indenture Trustee shall

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release the amounts deposited to such trust account on the three preceding Payment Dates for deposit to the Collection Account for application in accordance with the Priority of Payments.  If the Three-Month Adjusted DSCR is below 1.50x on the first, second or third consecutive Payment Date following the Series 2007-1 Rapid Amortization Event, the amount previously deposited to such trust account shall be released for deposit to the applicable Principal Payment Accounts to pay principal of the Series 2007-1 Notes in accordance with the Priority of Payments.

If the Co-Issuers fail to cure the occurrence of a Series 2007-1 Rapid Amortization Event described in Section 2.1(a) above within the first three months following such Series 2007-1 Rapid Amortization Event (which failure shall not prevent the Co-Issuers from thereafter exercising the Series 2007-1 Rapid Amortization Cure Right on a one-time basis), the Indenture Trustee (in accordance with the provisions of Articles X and XI of the Base Indenture) shall apply funds in the Collection Account to pay the principal of the Series 2007-1 Notes in accordance with the Priority of Payments, unless and until (i) such Series 2007-1 Rapid Amortization Event has been cured or (ii) either the Series 2007-1 Controlling Party or the Aggregate Controlling Party, as applicable, waives the occurrence of such Series 2007-1 Rapid Amortization Event in the manner described in Section 2.3 below.

Section 2.3             Waiver of Rapid Amortization Events.

The Series 2007-1 Controlling Party shall be entitled to waive (i) a Rapid Amortization Event resulting from the occurrence of an event described in Section 5.1(a)(i) of the Base Indenture, to the extent such Rapid Amortization Event is triggered with respect to the Series 2007-1 Notes, and (ii) a Series 2007-1 Rapid Amortization Event with respect to the Series 2007-1 Notes (but not with respect to any other Series of Notes with respect to which the same Series Rapid Amortization Event has occurred pursuant to the related Series Supplement) in which case such Rapid Amortization triggered by the Series Rapid Amortization shall cease; provided, that a waiver of any Rapid Amortization Event set forth in Section 5.1(a)(i) of the Base Indenture with respect to the Series 2007-1 Notes will also require the written consent of the Holders of 100% of the Aggregate Outstanding Principal Amount of the Series 2007-1 Notes.  The Aggregate Controlling Party will be entitled to waive for purposes of all Series of Notes Outstanding (x) any Rapid Amortization Event described in Sections 5.1(a)(iii) and 5.1(a)(iv) of the Base Indenture and (y) any Series 2007-1 Rapid Amortization Event.

Section 2.4             Subordinated Notes Scheduled Principal Amortization.  On each Payment Date following the Series 2007-1 Closing Date to but excluding the Payment Date occurring in January 2013, the Indenture Trustee shall apply an amount equal to the lesser of (i) the applicable Series 2007-1 Monthly Subordinated Notes Amortization Amount, if any (together with any accrued but unpaid Series 2007-1 Monthly Subordinated Notes Amortization Amount), and (ii) the amount, if any, by which the remaining amount of funds on deposit in the Collection Account after giving effect to clause (xxiii) of the Priority of Payments exceeds the Series 2007-1 Residual Threshold Amount (such lesser amount, the “Series 2007-1 Subordinated Notes Principal

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Amortization Amount”), to the Subordinated Notes Principal Payment Account, in accordance with the Priority of Payments.

Section 2.5             Series Event of Default.  Pursuant to Section 5.3(a)(viii) of the Base Indenture, if, as of any Payment Date, the Three-Month Adjusted DSCR is less than 1.2x, an Event of Default with respect to the Series 2007-1 Notes shall be deemed to have occurred.

ARTICLE III

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2007-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT

Section 3.1             Procedures for Issuing and Increasing the Series 2007-1 Class A-1 Outstanding Principal Amount.

(a)           Subject to satisfaction of the conditions precedent to the making of Series 2007-1 Class A-1 Advances set forth in the Series 2007-1 Class A-1 Note Purchase Agreement, (i) on the Series 2007-1 Closing Date, the Co-Issuers may cause the Series 2007-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2007-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2007-1 Class A-1 Advances made on the Series 2007-1 Closing Date (the “Series 2007-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2007-1 Class A-1 Commitment Term, the Co-Issuers may increase the aggregate amount of the Series 2007-1 Class A-1 Outstanding Principal Amount (such aggregate increase referred to as an “Increase”), by drawing ratably, at par, additional principal amounts on the Series 2007-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2007-1 Class A-1 Advances made on such Business Day; provided, that at no time may the Series 2007-1 Class A-1 Outstanding Principal Amount exceed the Series 2007-1 Class A-1 Maximum Principal Amount.  The Series 2007-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2007-1 Class A-1 Note Purchase Agreement and shall be ratably allocated among the Series 2007-1 Class A-1 Noteholders (other than the Series 2007-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein.  Proceeds from the Series 2007-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2007-1 Class A-1 Advance Request or as otherwise set forth in the Series 2007-1 Class A-1 Note Purchase Agreement.  Upon receipt of written notice from the Co-Issuers or the Series 2007-1 Class A-1 Administrative Agent of the Series 2007-1 Class A-1 Initial Advance and any Increase, the Indenture Trustee shall indicate in its books and records the amount of the Series 2007-1 Class A-1 Initial Advance or such Increase, as applicable.

(b)           Subject to satisfaction of the applicable conditions precedent set forth in the Series 2007-1 Class A-1 Note Purchase Agreement, on the Series 2007-1 Closing Date, the Co-Issuers may cause (i) the Series 2007-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, ratably at par, the initial principal

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amounts of the Series 2007-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2007-1 Class A-1 Swingline Loans made on the Series 2007-1 Closing Date pursuant to Section 2.06 of the Series 2007-1 Class A-1 Note Purchase Agreement (the “Series 2007-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2007-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, ratably at par, the initial principal amounts of the Series 2007-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2007-1 Closing Date pursuant to Section 2.07 of the Series 2007-1 Class A-1 Note Purchase Agreement; provided, that at no time may the Series 2007-1 Class A-1 Outstanding Principal Amount exceed the Series 2007-1 Class A-1 Maximum Principal Amount.  The procedures relating to increases in the Series 2007-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2007-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2007-1 Class A-1 L/C Obligations are set forth in the Series 2007-1 Class A-1 Note Purchase Agreement.  Upon receipt of written notice from the Co-Issuers or the Series 2007-1 Class A-1 Administrative Agent of the issuance of the Series 2007-1 Class A-1 Initial Swingline Principal Amount and the Series 2007-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Indenture Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.

Section 3.2             Procedures for Decreasing the Series 2007-1 Class A-1 Outstanding Principal Amount.

(a)           Mandatory Decrease.  Whenever a Series 2007-1 Class A-1 Excess Principal Event shall have occurred, then, on or before the third Business Day immediately following written notice from the Indenture Trustee or the Series 2007-1 Class A-1  Administrative Agent to the Servicer or discovery by a Responsible Officer of the Servicer of such Series 2007-1 Class A-1 Excess Principal Event, the Co-Issuers shall, and the Servicer shall cause the Co-Issuers to, deposit in the Series 2007-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and direct the Indenture Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement.  Such written direction shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2007-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2007-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2007-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2007-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2007-1 Class A-1 Outstanding Principal Amount pursuant to this Section 3.2(a), or any other required payment of principal in respect of the Series 2007-1 Class A-1 Notes pursuant to Section 4.7 of this Series 2007-1 Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2007-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement).  Such Mandatory Decrease shall be allocated among the Series 2007-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement.  Upon

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discovery of such a Series 2007-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within one (1) Business Day, shall deliver written notice (by facsimile with original to follow by mail) of the need for any such Mandatory Decreases to the Indenture Trustee, the Series 2007-1 Class A Insurer and the Series 2007-1 Class A-1 Administrative Agent.

(b)           Voluntary Decrease.  On any Business Day, upon at least three (3) Business Day’s prior written notice in the form of a Voluntary Decrease Request to the Series 2007-1 Class A-1 Administrative Agent (for notice by the Series 2007-1 Class A-1 Administrative Agent to each Series 2007-1 Class A-1 Investor), the Indenture Trustee and the Series 2007-1 Class A Insurer, the Co-Issuers may decrease the Series 2007-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2007-1 Class A-1 Outstanding Principal Amount pursuant to this Section 3.2(b), a “Voluntary Decrease”) by depositing in the Series 2007-1 Class A-1 Distribution Account on the Business Day preceding the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Indenture Trustee directing the Indenture Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 3.2(b)) up to the Series 2007-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2007-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement).  Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.

(c)           Upon distribution to the Series 2007-1 Class A-1 Noteholders of principal of the Series 2007-1 Class A-1 Advance Notes in connection with each Decrease, the Indenture Trustee shall indicate in its books and records such Decrease.

(d)           The Series 2007-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2007-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2007-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2007-1 Class A-1 Advances to repay, on a ratable basis among the various sub-classes of the applicable Series 2007-1 Class A-1 Notes, Series 2007-1 Class A-1 Swingline Loans and Series 2007-1 Class A-1 L/C Obligations or (ii) optional prepayments, on a ratable basis among the various sub-classes of the applicable Series 2007-1 Class A-1 Notes, of Series 2007-1 Class A-1 Swingline Loans on same day notice.  Upon receipt of written notice from the Co-Issuers or the Series 2007-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Indenture Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

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ARTICLE IV

SERIES 2007-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2007-1 Notes only, the following shall apply:

Section 4.1             Allocations with Respect to the Series 2007-1 Notes.  On the Series 2007-1 Closing Date,

(a)           $2,800,000 of the net proceeds from the initial sale of the Series 2007-1 Notes will be deposited into the Concentration Account;

(b)           $4,000,000 of the net proceeds from the initial sale of the Series 2007-1 Notes will be deposited into the Advertising Fees Account;

(c)           $6,100,000 of the net proceeds from the initial sale of the Series 2007-1 Notes will be deposited into the Gift Card Reserve Account;

(d)           $400,000 of the net proceeds from the initial sale of the Series 2007-1 Notes will be deposited into the Third Party Licensing Fee Account;

(e)           $5,800,000 of the net proceeds from the initial sale of the Series 2007-1 Notes will be deposited into the Sales Tax Account;

(f)            $31,942,506.25 of the net proceeds from the initial sale of the Series 2007-1 Notes will be deposited into the Senior Notes Interest Reserve Account (the “Series 2007-1 Initial Senior Notes Interest Reserve Deposit”);

and the remainder of the net proceeds from the sale of the Series 2007-1 Notes will be paid to, or at the direction of, the Master Issuer; provided that the Co-Issuers will also be permitted to fund each of the accounts mentioned in clauses (a) through (f) above with funds available to the Co-Issuers from sources other than from the net proceeds from the initial sale of the Series 2007-1 Notes.

Section 4.2             Application of Monthly Collections on Payment Dates to the Series 2007-1 Notes; Payment Date Applications.  On each Payment Date, the Indenture Trustee shall upon receipt of a Servicer Order and based solely on the information contained in the Monthly Servicer’s Report (subject to the Indenture) withdraw any and all funds on deposit in the Collection Account in respect of the preceding Monthly Collection Period for allocation or payment of all amounts relating to the Series 2007-1 Notes and the Series 2007-1 Class A Policy pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a)           Series 2007-1 Senior Notes Monthly Interest.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Class A-1 Senior Interest Amount and the Series 2007-1 Class A-2 Senior Interest Amount (which is

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deemed to be part of the “Senior Notes Monthly Interest Amounts” for the purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b)           Series 2007-1 Insurer Premiums.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Accrued Insurer Premium Amount (which is deemed to be part of the “Accrued Insurer Premium Amounts” for the purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(c)           Series 2007-1 Class A-1 Monthly Commitment Fees.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Class A-1 Commitment Fees Amount  (which is deemed to be part of the “Class A-1 Commitment Fees Amounts” for the purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(d)           Series 2007-1 Insurer Expenses.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall pay to the Series 2007-1 Class A Insurer from the Collection Account the Series 2007-1 Insurer Expense Amounts owed to the Series 2007-1 Class A Insurer (which are deemed to be “Insurer Expense Amounts” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(e)           Series 2007-1 Insurer Reimbursements.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall pay to the Series 2007-1 Class A Insurer from the Collection Account the Series 2007-1 Insurer Reimbursement Amounts owed to the Series 2007-1 Class A Insurer (which are deemed to be “Insurer Reimbursement Amounts” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(f)            Series 2007-1 Class A-1 Administrative Expenses.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall pay to the Series 2007-1 Class A-1 Administrative Agent from the Collection Account the Series 2007-1 Class A-1 Note Administrative Expenses (which are deemed to be part of the “Class A-1 Note Administrative Expenses” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g)           Series 2007-1 Senior Notes Interest Reserve Amount.

(i)            The Co-Issuers shall maintain an amount on deposit in the Senior Note Interest Reserve Account equal to (x) so long as no

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other Series of Notes is outstanding, the Series 2007-1 Senior Notes Interest Reserve Amount and (y) if any other Series of Notes is outstanding, the aggregate of the Senior Notes Interest Reserve Amounts for all Series then outstanding.

(ii)           If on any Payment Date there is a Series 2007-1 Senior Notes Interest Reserve Shortfall, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall deposit into the Senior Note Interest Reserve Account an amount equal to the Series 2007-1 Senior Note Interest Reserve Deficit Amount (which is deemed to be a “Senior Note Interest Reserve Deficit Amount” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii)          On each Accounting Date preceding any Payment Date that is a Series 2007-1 Senior Notes Interest Reserve Step-Down Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall withdraw the Series 2007-1 Senior Notes Interest Reserve Step-Down Release Amount from the Senior Notes Interest Reserve Account in accordance with Section 11.1(l)(i) of the Base Indenture.

(h)           Series 2007-1 Partial Amortization Amounts.  On any Payment Date following the occurrence and continuation of a Series 2007-1 Partial Amortization Event, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account for payment of principal on the Series 2007-1 Senior Notes the Series 2007-1 Partial Amortization Amount (which is deemed to be a “Partial Amortization Amount” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(i)            Series 2007-1 Cash Trap Reserve Amount.

(i)            During a Cash Trap Reserve Event, upon receipt of a Servicer Order as described in the Indenture, the Indenture Trustee shall allocate to the Cash Trap Reserve Account an amount equal to the Series 2007-1 Cash Trap Reserve Amount (which is deemed to be a “Cash Trap Reserve Amount” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(ii)           On each Accounting Date preceding any Payment Date on which a Series 2007-1 Cash Trap Reserve Cure Date will occur, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee will withdraw on such Payment Date any amounts then on deposit in the Cash Trap Reserve Account and deposit such funds into

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the Collection Account in accordance with Section 11.1(m) of the Base Indenture; provided, that such Payment Date constitutes a Series 2007-1 Cash Trap Reserve Cure Date.

(j)            Series 2007-1 Senior Notes Rapid Amortization Amounts.  If on such Payment Date a Rapid Amortization Event has occurred and is continuing (other than a Rapid Amortization Event that has been waived or cured pursuant to a Series 2007-1 Rapid Amortization Cure Right), upon receipt of a Servicer Order as described in the Indenture, the Indenture Trustee shall allocate from the Collection Account for payment of principal on the Series 2007-1 Senior Notes the amounts contemplated by the Priority of Payments.

(k)           Series 2007-1 Class A-1 Other Amounts.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the accrued and unpaid amounts due under the related Class A-1 Note Purchase Agreement pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(l)            Series 2007-1 Class M-1 Monthly Interest.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Class M-1 Monthly Interest Amount (which is deemed to be a “Subordinated Notes Monthly Interest Amount” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(m)          Series 2007-1 Subordinated Partial Amortization Amounts.  If on any Payment Date a Series 2007-1 Partial Amortization Event has occurred and is continuing, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account for payment of principal on the Series 2007-1 Class M-1 Notes the Series 2007-1 Partial Amortization Amount (after giving effect to any deposit of the Series 2007-1 Partial Amortization Amount pursuant to clause (h) above) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(n)           Series 2007-1 Class M-1 Rapid Amortization Amounts.  If on any Payment Date a Rapid Amortization Event has occurred and is continuing (other than a Rapid Amortization Event that has been waived or cured pursuant to a Series 2007-1 Rapid Amortization Cure Right), upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account for payment of principal on the Series 2007-1 Class M-1 Notes the amounts contemplated by the Priority of Payments.

(o)           Series 2007-1 Class A-1 Excess Interest Amount.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Class A-1 Excess Interest Amount (which is deemed to be a “Class A-1 Excess Interest Amount”

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for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(p)           Series 2007-1 Class A-2-I Excess Adjusted Interest Amount.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Class A-2-I Excess Adjusted Interest Amount (which is deemed to be a “Senior Notes Monthly Excess Adjusted Interest Amount” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(q)           Series 2007-1 Senior Notes Monthly Contingent Additional Interest Amount.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account (i) the Series 2007-1 Class A-1 Extension Contingent Additional Interest, (ii) the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Interest, (iii) the Series 2007-1 Class A-2-II Contingent Additional Interest, and (iv) the Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest (each of which are deemed to be “Senior Notes Monthly Contingent Additional Interest Amounts” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(r)            Series 2007-1 Class A-1 Contingent Additional L/C Fees.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Class A-1 Contingent Additional L/C Fees (which is deemed to be “Senior Notes Monthly Contingent Additional Interest Amounts” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(s)           Series 2007-1 Subordinated Notes Monthly Contingent Additional Interest Amount.  On each Payment Date, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Class M-1 Contingent Additional Interest and the Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest (each of which are deemed to be “Subordinated Notes Monthly Contingent Additional Interest Amounts” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(t)            Series 2007-1 Monthly Aggregate Extension Prepayment Amount.  Series 2007-1 Monthly Aggregate Extension Prepayment Amount.  If such Payment Date occurs during a Series 2007-1 Extension Period, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Monthly Aggregate Extension Prepayment Amounts (which are deemed to be “Monthly Aggregate Extension Prepayment Amounts” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(u)           Series 2007-1 Subordinated Notes Principal Amortization Amount.  On each Payment Date following the Series 2007-1 Closing Date to but excluding the Payment Date occurring in January 2013, upon receipt of a Servicer Order as described in the Base Indenture, the Indenture Trustee shall allocate from the Collection Account the Series 2007-1 Subordinated Notes Principal Amortization Amounts (which are deemed to be “Subordinated Notes Principal Amortization Amounts” for purposes of the Base Indenture) pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(v)           Application Instructions.  The Series Controlling Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 4.2 that is not timely delivered by the Servicer on behalf of the Master Issuer.

Section 4.3             Certain Distributions from Series 2007-1 Distribution Accounts.

(a)           On each Payment Date, based solely upon the most recent Monthly Servicer’s Report, the Indenture Trustee shall, in accordance with Section 11.5 of the Base Indenture remit (i) to the Series 2007-1 Class A-1 Noteholders from the Series 2007-1 Class A-1 Distribution Account the amount deposited in the Series 2007-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal, (ii) to the Series 2007-1 Class A-2-I Noteholders from the Series 2007-1 Class A-2-I Distribution Account the amount deposited in the Series 2007-1 Class A-2-I Distribution Account for the payment of interest and, to the extent applicable, principal, (iii) to the Series 2007-1 Class A-2-II Noteholders from the applicable Series 2007-1 Class A-2-II Distribution Account the amount deposited in the Series 2007-1 Class A-2-II Distribution Account for the payment of interest and, to the extent applicable, principal and (iv) to the Series 2007-1 Class M-1 Noteholders from the Series 2007-1 Class M-1 Distribution Account the amount deposited in the Series 2007-1 Class M-1 Distribution Account for the payment of interest and, to the extent applicable, principal.

(b)           Insured Amounts Distributions.

(i)            Promptly upon deposit of each payment of an Insured Amount paid pursuant to the Series 2007-1 Class A Policy in respect of the Series 2007-1 Class A-1-A Notes into the Series 2007-1 Class A-1 Distribution Account (pursuant to the application of funds set forth in Section 5.6 and Articles X and XI of the Base Indenture), the Indenture Trustee shall, based upon the records of the Indenture Trustee, wire transfer the amount so deposited to (x) in the case of Deficiency Amounts, the Series 2007-1 Class A-1-A Noteholders to which such Deficiency Amounts are owed on a pro rata basis, in the case of interest, on a pro rata basis based on entitlement or, in the case of principal, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement, as the case may be, and (y) in the case of Preference Amounts, the

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Series 2007-1 Class A-1-A Noteholders to which such Preference Amounts are owed.

(ii)           Promptly upon deposit of each payment of an Insured Amount paid pursuant to the Series 2007-1 Class A Policy in respect of the Series 2007-1 Class A-2-II-A Notes into the Series 2007-1 Class
A-2-II Distribution Account (pursuant to the application of funds set forth in Section 5.6 and Articles X and XI of the Base Indenture), the Indenture Trustee shall, based upon the records of the Indenture Trustee, wire transfer the amount so deposited (x) in the case of Deficiency Amounts, to the Series 2007-1 Class A-2-II-A Noteholders to which such Deficiency Amounts are owed on a pro rata basis, in the case of interest, based upon the amount of interest owed to each such Noteholder or, in the case of principal, based on their respective portion of the Series 2007-1 Class A-2-II-A Outstanding Principal Amount, as the case may be, and (y) in the case of Preference Amounts, to the Series 2007-1 Class A-2-II-A Noteholders to which such Preference Amounts are owed.

Section 4.4             Series 2007-1 Class A-1 Interest and Certain Fees.

(a)           Series 2007-1 Class A-1 Note Interest Rate and L/C Fees.  From and after the Series 2007-1 Closing Date, the applicable portions of the Series 2007-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2007-1 Class A-1 Note Interest Rate and (ii) Series 2007-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2007-1 Class A-1 Note Purchase Agreement.  Such accrued interest and fees will be due and payable in arrears on each Payment Date, commencing on the Payment Date occurring in January 2008; provided, that any such interest and/or fees not constituting Series
2007-1 Class A-1 Senior Interest Amount will not be insured by the Series 2007-1 Class A Policy and will be due and payable solely to the extent of available funds therefor in accordance with the Priority of Payments and any Series 2007-1 Class A-1 Senior Interest Amount owing with respect to any Series 2007-1 Class A-1-X Notes will not be insured by the Series 2007-1 Class A Policy); provided, further, that in any event all accrued but unpaid interest and fees shall be paid in full (i) on the Series 2007-1 Legal Final Maturity Date, (ii) on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-1 Notes, or (iii) subject to the terms of the Priority of Payments, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2007-1 Class A-1 Outstanding Principal Amount is required to be paid in full.  To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2007-1 Class A-1 Note Interest Rate (and any such additional interest owed on the Series 2007-1 Class A-1-A Notes will not be insured pursuant to the Series 2007-1 Class A-1 Insurance Policy).

(b)           Undrawn Commitment Fees.  From and after the Series 2007-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.  Such accrued fees will be due and payable in arrears on each Payment Date, commencing on the Payment Date occurring in January 2008.

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To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2007-1 Class A-1 Note Interest Rate.

(c)           Series 2007-1 Class A-1 Extension and Post-ARD Contingent Additional Interest.  During the Series
2007-1 Extension Period, contingent additional interest (the “Series 2007-1 Class A-1 Extension Contingent Additional Interest”) will accrue on the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 0.50% for such Series 2007-1 Extension Period (the “Series 2007-1 Class A-1 Extension Contingent Additional Rate”).  From and after the applicable Series 2007-1 Adjusted Repayment Date, if the Series 2007-1 Final Payment has not been made, contingent additional interest (the “Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Interest”) will accrue on the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 1.00% (the “Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate”).  Any Series 2007-1 Class A-1 Contingent Additional Interest will be due and payable on any Payment Date on a subordinated basis only to the extent that funds are available for such purpose in accordance with the Priority of Payments.  The failure to pay Series 2007-1 Class A-1 Contingent Additional Interest on any Payment Date will not be an Event of Default; provided, that to the extent that such interest is not paid when due, such unpaid amount will accrue interest to the extent legally permissible at the Series 2007-1 Class A-1 Extension Contingent Additional Rate or Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate, as applicable (but any such additional interest owed on the Series 2007-1 Class A-1 Notes will not be insured pursuant to the Series 2007-1 Class A Policy); provided, further, that in any event all accrued but unpaid Series 2007-1 Class A-1 Contingent Additional Interest shall be paid in full (i) on the Series 2007-1 Legal Final Maturity Date, (ii) on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-1 Notes, or (iii) subject to the terms of the Priority of Payments, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2007-1 Class A-1 Outstanding Principal Amount is required to be paid in full.

(d)           Series 2007-1 Class A-1 Contingent Additional L/C Fees.  During the Series 2007-1 Extension Period, contingent additional fees will accrue on any Undrawn L/C Face Amounts at an annual rate equal to the Series 2007-1 Class A -1 Extension Contingent Additional Rate.  Any Series 2007-1 Class A-1 Contingent Additional L/C Fees will be due and payable as and when amounts are made available for payment thereof in accordance with Sections 10.12 and 11.1 of the Base Indenture in the amount so made available. Failure to pay any Series 2007-1 Class A-1 Contingent Additional L/C Fees will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided, that in any event all accrued but unpaid Series 2007-1 Class A-1 Contingent Additional L/C Fees shall be paid in full (i) on the Series 2007-1 Legal Final Maturity Date, (ii) on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-1 Notes, or (iii) subject to the terms of the Priority of Payments, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2007-1
Class A-1 Outstanding Principal Amount is required to be paid in full.

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(e)           Series 2007-1 Class A-1 Initial Interest Accrual Period.  The initial Interest Accrual Period for the Series 2007-1 Class A-1 Notes shall commence on the Series 2007-1 Closing Date and end on January 14, 2008.

(f)            Series 2007-1 Class A-1 Coverage under the Series 2007-1 Class A Policy.  No accrued and unpaid interest, fees or other amounts owed with respect to the Series 2007-1 Class A-1-X Notes will be insured by the Series 2007-1 Class A Policy, and interest, fees or other amounts owed with respect to the Series 2007-1 Class A-1-A Notes will be insured under the Series 2007-1 Class A Policy only to the extent such amounts are included in the calculation of the Series 2007-1 Class A-1 Senior Interest Amount.

Section 4.5             Series 2007-1 Class A-2 Interest.

(a)           Series 2007-1 Class A-2-I Note Interest Rate.  The Series 2007-1  Class A-2-I Outstanding Principal Amount, as of the first day of each Interest Accrual Period, shall accrue interest at a fixed rate equal to:

(i)            7.2836% per annum (the “Series 2007-1 Class A-2-I Note Initial Interest Rate”), from and after the Series 2007-1 Closing Date to but excluding the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date; and

(ii)           if the Series 2007-1 Class A-2-I Notes remain Outstanding following the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date, the greater of (i) the Series 2007-1 Class A-2-I Note Initial Interest Rate and (ii) a fixed rate per annum equal to the sum of the then current Swap Rate for a tenor of 4.50 years (determined two (2) Business Days prior to the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date) plus 2.855% per annum (the “Series 2007-1 Class A-2-I Initial Spread”) plus 0.50% per annum (the “Series 2007-1 Class A-2-I Extension Spread”) (such rate being referred to herein as the “Series 2007-1 Class A-2-I Note Adjusted Interest Rate” and, together with the Series 2007-1 Class A-2-I Note Initial Interest Rate, the “Series 2007-1 Class A-2-I Note Interest Rate”) on and after the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date.

Such accrued interest shall be due and payable in arrears on each Payment Date, commencing on the Payment Date occurring in January 2008.  No such accrued and unpaid interest will be insured by the Series 2007-1 Class A Policy.  To the extent that such interest is not paid when due, such unpaid amount shall accrue interest to the extent legally permissible at the Series 2007-1 Class A-2-I Note Interest Rate; provided, that in any event all accrued but unpaid interest shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-2-I Notes or on any other day on which all of the Series 2007-1 Class A-2-I Outstanding Principal Amount is required to be paid in full.

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All computations of interest at the Series 2007-1 Class A-2-I Note Interest Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

The accrued and unpaid interest on the Series 2007-1 Class A-2-I Notes that is attributable to the excess, if any, of the Series 2007-1 Class A-2-I Note Adjusted Interest Rate over the Series 2007-1 Class A-2-II-X Note Initial Interest Rate (such excess being referred to herein as the “Series 2007-1 Class A-2-I Note Excess Adjusted Interest Amount”) will be payable on a subordinated basis to the extent of available funds for such purpose in accordance with the Priority of Payments on each Payment Date.  To the extent that the accrued and unpaid Series 2007-1 Class A-2-I Note Excess Adjusted Interest Amount is not paid when due, such unpaid amount will accrue interest to the extent legally permissible at the Series 2007-1 Class A-2-I Adjusted Interest Rate.

(b)           Series 2007-1 Class A-2-II Note Interest Rate.  From and after the Series 2007-1 Closing Date, (i) the Series 2007-1 Class A-2-II-A Outstanding Principal Amount, as of the first day of each Interest Accrual Period, will accrue interest at a fixed rate equal to 6.4267% per annum (the “Series 2007-1 Class A-2-II-A Note Initial Interest Rate”) and (ii) the Series 2007-1 Class A-2-II-X Outstanding Principal Amount, as of the first day of each Interest Accrual Period, will accrue interest at a fixed rate equal to 7.0588% per annum (the “Series 2007-1 Class A-2-II-X Note Initial Interest Rate,” and together with the Series 2007-1 Class A-2-II-A Note Initial Interest Rate, the “Series 2007-1 Class A-2-II Note Initial Interest Rates”) for such Interest Accrual Period (the applicable Series 2007-1 Class A-2-II Note Initial Interest Rates and the Series 2007-1 Class A-2-I Note Interest Rate shall each be referred to as a “Series 2007-1 Class A-2 Note Interest Rate”).  Such accrued interest will be due and payable in arrears on each Payment Date, commencing on the Payment Date occurring in January 2008.  To the extent that such interest is not paid when due, such unpaid amount will accrue interest to the extent legally permissible at the applicable Series 2007-1 Class A-2-II Note Initial Interest Rate (but any such additional interest owed on the Series 2007-1 Class A-2-II-A Notes will not be insured pursuant to the Series 2007-1 Class A Policy); provided, that in any event all accrued but unpaid interest shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-2-II Notes or on any other day on which all of the Series 2007-1 Class A-2-II Outstanding Principal Amount is required to be paid in full.  All computations of interest at the applicable Series 2007-1 Class A-2 Note Interest Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(c)           Series 2007-1 Class A-2-II Contingent Additional Interest.

(i)            Extension Period Contingent Additional Interest.  If on the Series 2007-1 Anticipated Repayment Date, the Aggregate Outstanding Principal Amount of the Series 2007-1 Class A-2-II Notes is not paid in full and if the Series 2007-1 Extension Election has been made and becomes effective, then contingent additional interest (the “Series 2007-1 Class A-2-II Contingent Additional Interest”) may accrue on the Aggregate Outstanding Principal Amount of the Series 2007-1 Class A-2-II Notes during each Interest Accrual Period from such date to

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and including the Series 2007-1 Adjusted Repayment Date at an annual interest rate equal to the Series 2007-1 Class A-2-II Contingent Additional Interest Rate (such contingent additional interest, the “Series 2007-1 Class A-2-II Contingent Additional Interest Amount”).  The “Series 2007-1 Class A-2-II Contingent Additional Interest Rate,” means the excess, if any, of (A) the amount equal to (I) One Month LIBOR, plus (II) 2.205% per annum, with respect to the Series 2007-1 Class A-2-II-A Notes, and 2.855% per annum, with respect to the Series 2007-1 Class A-2-II-X Notes (each, a “Series 2007-1 Class A-2-II Original Spread”), plus (III) 0.50% per annum (the “Series 2007-1 Class A-2-II Extension Spread”) (such aggregate amount in this clause (A), the “Series 2007-1 Class A-2-II Extension Period Stepped Up Interest Rate”) over (B) the applicable Series 2007-1 Class A-2-II Note Initial Interest Rate;

Any Series 2007-1 Class A-2-II Contingent Additional Interest will be calculated on the basis of a 360 day year and the actual number of days elapsed and will be due and payable on a subordinated basis in accordance with the Priority of Payments on any Payment Date and any such Contingent Additional Interest with respect to the Series 2007-1 Class A-2-II-A Notes will not be insured pursuant to any Series 2007-1 Class A Policy. The failure to pay any Series 2007-1 Class A-2-II Contingent Additional Interest on any Payment Date will not be an Event of Default under the Base Indenture. All accrued but unpaid Series 2007-1 Class A-2-II Contingent Additional Interest will be payable in full on the Series 2007-1 Legal Final Maturity Date or on any other date on which the Series 2007-1 Class A-2-II Notes are required to be paid in full.

To the extent that any Series 2007-1 Class A-2-II Contingent Additional Interest Amount is not paid when due, such unpaid amount will accrue interest to the extent legally permissible at the Series 2007-1 Class A-2-II Extension Period Stepped-Up Interest Rate.  Any such additional interest with respect to the Series 2007-1 Class A-2-II-A Notes will not be insured pursuant to the Series 2007-1 Class A Policy.  If the Series 2007-1 Class A-2-II Notes are not paid in full on the Series 2007-1 Adjusted Repayment Date, the Series 2007-1 Class A-2-II Notes will cease to accrue Series 2007-1 Class A-2-II Contingent Additional Interest, if any, but may accrue Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest as described in Section 4.5(c)(ii) below.

(ii)           Post-ARD Contingent Additional Interest.  If by the Series 2007-1 Adjusted Repayment Date, the Aggregate Outstanding Principal Amount of the Series 2007-1 Class A-2 Notes is not paid in full, then contingent additional interest (such contingent additional interest, the “Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest”) will accrue on the Aggregate Outstanding Principal Amount of the Series 2007-1 Class A-2 Notes during each such Interest Accrual Period from and after such date at an annual interest rate equal to the excess, if

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any, of (A) the sum of (I) One Month LIBOR, plus (II) (x) in the case of the Series 2007-1 Class A-2-I Notes, the sum of (1) the Series 2007-1 Class A-2-I Initial Spread plus (2) the Series 2007-1 Class A-2-I Extension Spread and (y) in the case of the Series 2007-1 Class A-2-II Notes, the Series 2007-1 Class A-2-II Original Spread, plus (III) 100 basis points (the “Series 2007-1 Class A-2 Post-ARD Spread”) (such aggregate amount in this clause (A), the “Series 2007-1 Class A-2 Post-ARD Stepped-Up Interest Rate”) over (B) the applicable Series 2007-1 Class A-2 Note Interest Rate (such excess, if any, as converted to a monthly equivalent rate, the “Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest Rate”).

Any Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest will be calculated on the basis of a 360 day year and the actual number of days elapsed and will be due and payable in arrears on any Payment Date on a subordinated basis in accordance with the Priority of Payments. The failure to pay any Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest on any Payment Date will not be an Event of Default. Interest will accrue on such unpaid Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest to the extent legally permissible at the Series 2007-1 Class A-2 Post-ARD Stepped-Up Interest Rate. All accrued but unpaid Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest will be payable in full on the Series 2007-1 Legal Final Maturity Date or on any other date on which the Series 2007-1 Class A-2 Notes are required to be paid in full. The Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest will not be insured by the Series 2007-1 Class A Insurer or by any other Person.

(d)           Series 2007-1 Class A-2 Initial Interest Accrual Period.  The initial Interest Accrual Period for the Series 2007-1 Class A-2 Notes will be the period from and including the Series 2007-1 Closing Date to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 7.16 shall be January 22, 2008).

Section 4.6             Series 2007-1 Class M-1 Interest.

(a)           Series 2007-1 Class M-1 Interest Rate.  From and after the Series 2007-1 Closing Date, the Outstanding Principal Amount of the Series 2007-1 Class M-1 Notes, as of the first day of each Interest Accrual Period, will accrue interest at a fixed rate equal to 8.4044% per annum (the “Series 2007-1 Class M-1 Note Initial Interest Rate”) for such Interest Accrual Period.  Such accrued interest will be due and payable in arrears in accordance with the Priority of Payments on each Payment Date, commencing on the Payment Date occurring in January 2008; provided, that in any event all accrued but unpaid interest shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the related Class of the Series 2007-1 Class M-1 Notes or on any other day on which the Outstanding Principal Amount of the Series 2007-1 Class M-1 Notes is required to be paid in full; provided, further, that to the extent that any such amount is not paid when due on any such date, such unpaid amount will accrue interest to the extent legally permissible at the Series 2007-1 Class M-1 Note Initial Interest Rate, but failure

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to pay such accrued interest on any Payment Date shall not be an Event of Default.  The accrued and unpaid interest on the Series 2007-1 Class M-1 Notes will not be insured by the Series 2007-1 Class A Policy.  All computations of interest at the Series 2007-1 Class M-1 Note Initial Interest Rate applicable to the related Class of Series 2007-1 Class M-1 Notes shall be made on the basis of a year of 360 days and twelve 30-day months.

(b)           Series 2007-1 Class M-1 Contingent Additional Interest.

(i)            Extension Period Contingent Additional Interest.  If on the Series 2007-1 Anticipated Repayment Date, the Aggregate Outstanding Principal Amount of the Series 2007-1 Class M-1 Notes is not paid in full and if the Series 2007-1 Extension Election has been made and becomes effective, then contingent additional interest (the “Series 2007-1 Class M-1 Contingent Additional Interest”) may accrue on the Aggregate Outstanding Principal Amount of the Series 2007-1 Class M-1 Notes during each Interest Accrual Period from such date to and including the Series 2007-1 Adjusted Repayment Date at an annual interest rate equal to the Series 2007 Class M-1 Contingent Additional Interest Rate (such contingent additional interest, the “Series 2007-1 Class M-1 Contingent Additional Interest Amount”).  The “Series 2007-1 Class M-1 Contingent Additional Interest Rate,” means the excess, if any, of (A) the amount equal to (I) One-Month LIBOR, plus (II) 4.40% per annum (the “Series 2007-1 Class M-1 Original Spread”), plus (III) 1.50% per annum (the “Series 2007-1 Class M-1 Extension Spread”) (such aggregate amount in this clause (A), the “Series 2007-1 Class M-1  Extension Period Stepped Up Interest Rate”) over (B) the Series 2007-1 Class M-1 Note Initial Interest Rate;

Any Series 2007-1 Class M-1 Contingent Additional Interest will be calculated on the basis of a 360 day year and the actual number of days elapsed and will be due and payable on a subordinated basis in accordance with the Priority of Payments on any Payment Date and will not be insured pursuant to the Series 2007-1 Class A Policy. The failure to pay any Series 2007-1 Class M-1 Contingent Additional Interest on any Payment Date will not be an Event of Default under the Base Indenture. All accrued but unpaid Series 2007-1 Class M-1 Contingent Additional Interest will be payable in full on the Series 2007-1 Legal Final Maturity Date or on any other date on which the Series 2007-1 Class M-1 Notes are required to be paid in full.

To the extent that any Series 2007-1 Class M-1 Contingent Additional Interest Amount is not paid when due, such unpaid amount will accrue interest to the extent legally permissible at the Series 2007-1 Class M-1 Extension Period Stepped-Up Interest Rate.  Such additional interest will not be insured pursuant to the Series 2007-1 Class A Policy.  If the Series 2007-1 Class M-1 Notes are not paid in full on the Series 2007-1

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Adjusted Repayment Date, the Series 2007-1 Class M-1 Notes will cease to accrue Series 2007-1 Class M-1 Contingent Additional Interest, if any, but may accrue Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest as described in Section 4.6(b)(ii) below.

(ii)           Post-ARD Contingent Additional Interest.  If by the Series 2007-1 Adjusted Repayment Date the Aggregate Outstanding Principal Amount of the Series 2007-1 Class M-1 Notes is not paid in full, then contingent additional interest (such contingent additional interest, the “Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest”) will accrue on the Aggregate Outstanding Principal Amount of the Series 2007-1 Class M-1 Notes from and after such date at the Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest Rate.  The “Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest Rate” will mean the interest rate equal to the excess, if any, of (A) the sum of (I) One-Month LIBOR, plus (II) the Series 2007-1 Class M-1 Original Spread, plus (III) 300 basis points (such aggregate amount in this clause (A), the “Series 2007-1 Class M-1 Post-ARD Stepped-Up Interest Rate”) over (B) the Series 2007-1 Class M-1 Note Initial Interest Rate.

Any Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest will be calculated on the basis of a 360 day year and the actual number of days elapsed and will be due and payable in arrears on any Payment Date on a subordinated basis in accordance with the Priority of Payments. The failure to pay any Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest on any Payment Date will not be an Event of Default. Interest will accrue on such unpaid Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest to the extent legally permissible at the Series 2007-1 Class M-1 Post-ARD Stepped-Up Interest Rate. All accrued but unpaid Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest will be payable in full on the Series 2007-1 Legal Final Maturity Date or on any other date on which the Series 2007-1 Class M-1 Notes are required to be paid in full. The Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest will not be insured by the Series 2007-1 Class A Insurer or by any other Person.

(c)           Series 2007-1 Class M-1 Initial Interest Accrual Period.  The initial Interest Accrual Period applicable to the related Class of Series 2007-1 Class M-1 Notes will be the period from and including the Series 2007-1 Closing Date to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 7.16 shall be January 22, 2008).

Section 4.7             Payment of Series 2007-1 Note Principal.

(a)           Series 2007-1 Notes Principal Payment at Legal Maturity.  The Series 2007-1 Outstanding Principal Amount shall be due and payable on the Series 2007-1 Legal Final Maturity Date.  The Series 2007-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 4.7 and,

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in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount, Section 3.2 of this Series 2007-1 Supplement.

(b)           Series 2007-1 Anticipated Repayment.  The “Series 2007-1 Anticipated Repayment Date” will mean: (A) with respect to the Series 2007-1 Class A-2-I Notes, (i) the Payment Date occurring in June 2008 (the “Series 2007-1 Class A-2-I Initial Anticipated Repayment Date”) or (ii) if the Aggregate Outstanding Principal Amount of the Series 2007-1 Class A-2-I Notes is not paid in full on the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date, the Payment Date occurring in December 2012 (the “Series 2007-1 Class A-2-I Extended Anticipated Repayment Date”); and (B) with respect to the Series 2007-1 Class A-2-II Notes, the Series 2007-1 Class M-1 Notes, and the Series 2007-1 Class A-1 Notes, the Payment Date occurring in December 2012.

The initial Series 2007-1 Adjusted Repayment Date will be the Series 2007-1 Anticipated Repayment Date, unless extended as provided below in this Section 4.7(b).

If the interest on and principal of the Series 2007-1 Class A-2-I Notes are not paid in full on the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date, the Adjusted Repayment Date of the Series 2007-1 Class A-2-I Notes will be automatically extended to the Series 2007-1 Class A-2-I Extended Anticipated Repayment Date.

The Co-Issuers may elect to deposit any amount allocable to the mandatory prepayment of principal of the Series 2007-1 Class A-2-I Notes to a segregated account established and maintained by the Indenture Trustee pursuant to the Indenture until the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date.

The failure to pay the Series 2007-1 Class A-2-I Notes in full by the Series 2007-1 Class A-2-I Extended Anticipated Repayment Date will be a Rapid Amortization Event but not an Event of Default.  The failure to pay each of the remaining Classes of the Series 2007-1 Notes in full by the Series 2007-1 Adjusted Repayment Date will be a Rapid Amortization Event but not an Event of Default.

(i)            Extension Election.  Subject to the conditions set forth in Section 4.7(b)(ii) of this Series 2007-1 Supplement, the Co-Issuers, acting in their sole discretion, shall have the option on or before September 20, 2012 to elect (the “Series 2007-1 Extension Election”) to extend the Series 2007-1 Adjusted Repayment Date applicable to each Class of Series 2007-1 Notes (other than the Series 2007-1 Class A-2-I Notes) to June 20, 2013 by delivering written notice to the Indenture Trustee, the Series 2007-1 Class A-1 Administrative Agent, the Noteholders and the Series 2007-1 Class A Insurer; provided, that upon such extension, June 20, 2013 shall become the Series 2007-1 Adjusted Repayment Date.

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Any exercise of the Series 2007-1 Extension Election will be required to be made with respect to each Class of Series 2007-1 Notes simultaneously (other than the Series 2007-1 Class A-2-I Notes because the Series 2007-1 Class A-2-I Outstanding Principal Amount must be paid in full for the Series 2007-1 Extension Election to be effective).

(ii)           Conditions Precedent to Extension Elections.  It shall be a condition to the effectiveness of the Series 2007-1 Extension Election that as of the Payment Date occurring in December 2012 (a) the Series 2007-1 Class A-2-I Outstanding Principal Amount is paid in full on or before such date, (b) the One-Year DSCR is greater than or equal to 2.80x as of such date, (c) unless the One-Year DSCR is equal to or greater than 3.00x as of the Series 2007-1 Anticipated Repayment Date, the Indenture Trustee has received the written consent of the Series Controlling Party to the Series 2007-1 Extension Election on or prior to such date, (d) no Default, Event of Default, Potential Rapid Amortization Event or Rapid Amortization Event has occurred and is continuing as of such date or would be a direct and immediate consequence of the Series 2007-1 Extension Election.  Any notice given pursuant to Section 4.7(b)(i) of this Series 2007-1 Supplement shall be irrevocable; provided, that if the conditions set forth in this Section 4.7(b)(ii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective.

(c)           Series 2007-1 Notes Mandatory Payments of Principal.

(i)            If a Change of Control to which the Series 2007-1 Class A Insurer and, if different, the Series 2007-1 Controlling Party, has not provided its prior written consent occurs, the Co-Issuers shall prepay all the Series 2007-1 Notes in full by (A) depositing on the date such Change of Control occurs an amount equal to the Series 2007-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2007-1 Notes under the Indenture and under the Series 2007-1 Class A-1 Note Purchase Agreement as of the applicable Series 2007-1 Prepayment Date referred to in clause (B) below (including all interest and fees accrued to such date, any Series 2007-1 Make-Whole Amount required to be paid in connection therewith pursuant to Section 4.7(d) of this Series 2007-1 Supplement and any associated Series 2007-1 Class A-1 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2007-1 Distribution Account and (B) directing the Indenture Trustee to distribute such amounts to the applicable Series 2007-1 Noteholders on the date of the consummation of such Change of Control.  The Co-Issuers’ failure to make the payments specified in the previous sentence on the date of the consummation of such Change of Control shall constitute an “Event of Default” under the Base Indenture.

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(ii)           Any Series 2007-1 Monthly Aggregate Extension Prepayment Amount allocated to the Senior Notes Principal Payment Account (or, if no Senior Notes are then Outstanding, to the Subordinated Notes Principal Payment Account) pursuant to the Priority of Payments shall be deposited in the applicable Series 2007-1 Distribution Account (and any other applicable Series Distribution Accounts) in accordance with Sections 11.1(e) or (g), as applicable, of the Base Indenture and used to prepay principal on the applicable Classes of Series 2007-1 Notes (and of any other applicable Series of Notes with respect to which any Extension Election is in effect) in the order of priority described in Section 4.7(k) hereto on the related Payment Date.

(iii)          Any Asset Disposition Prepayment Amount allocated to the Senior Notes Principal Payment Account (or, if no Senior Notes are then Outstanding, to the Subordinated Notes Principal Payment Account) pursuant to the Priority of Payments shall be deposited in the applicable Series 2007-1 Distribution Account (and any other applicable Series Distribution Accounts) in accordance with Sections 11.1(e) or (g), as applicable, of the Base Indenture and used to prepay principal on the applicable Classes of Series 2007-1 Notes (and of any other applicable Series of Notes) (or cash collateralize outstanding Letters of Credit as required under the Class A-1 Note Purchase Agreement) in the order of priority described in Section 4.7(k) hereto on the related Payment Date.

(iv)          Any Insurance Proceeds Amount allocated to the Senior Notes Principal Payment Account (or, if no Senior Notes are then Outstanding, to the Subordinated Notes Principal Payment Account) pursuant to the Priority of Payments shall be deposited in the applicable Series 2007-1 Distribution Account (and any other applicable Series Distribution Accounts) in accordance with Sections 11.1(e) or (g), as applicable, of the Base Indenture and used to prepay principal on the applicable Classes of Series 2007-1 Notes (and of any other applicable Series of Notes) in the order of priority described in Section 4.7(k) hereto on the related Payment Date.

(v)           Any Series 2007-1 Partial Amortization Amount allocated to the Senior Notes Principal Payment Account or to the Subordinated Notes Principal Payment Account, as applicable, pursuant to the Priority of Payments shall be deposited in the applicable Series 2007-1 Distribution Account (and any other applicable Series Distribution Accounts) in accordance with Sections 11.1(e) or (g), as applicable, of the Base Indenture and used to prepay principal on the applicable Classes of Series 2007-1 Notes (and of any other applicable Series of Notes) (or cash collateralize outstanding Letters of Credit as required under the Class A-1 Note Purchase Agreement) in the order of priority described in Section 4.7(k) hereto on the related Payment Date.

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(vi)          In accordance with Sections 11.1(e) or (g), as applicable, of the Base Indenture, in connection with the occurrence of a Rapid Amortization Event, any amounts (x) allocated to the Senior Notes Principal Payment Account or to the Subordinated Notes Principal Payment Account, as applicable, pursuant to clauses (xii) and (xviii), respectively, of the Priority of Payments, or (y) on deposit in the Cash Trap Reserve Account, shall be deposited in the applicable Series 2007-1 Distribution Account (and any other applicable Series Distribution Accounts) and used to prepay principal on the applicable Classes of Series 2007-1 Notes (and of any other applicable Series of Notes) (or cash collateralize outstanding Letters of Credit as required under the Class A-1 Note Purchase Agreement) in the order of priority described in Section 4.7(k) hereto on the related Payment Date.

(vii)         Any Indemnification Amounts allocated to the Senior Notes Principal Payments Account (or, if no Senior Notes are then Outstanding, to the Subordinated Notes Principal Payments Account) pursuant to the Priority of Payments shall be deposited in the applicable Series 2007-1 Distribution Account (and any other applicable Series Distribution Accounts) in accordance with Sections 11.1(e) or (g), as applicable, of the Base Indenture and used to prepay principal on the applicable Classes of Series 2007-1 Notes (and of any other applicable Series of Notes) in the order of priority described in Section 4.7(k) hereto on the related Payment Date.

(viii)        Any Series 2007-1 Subordinated Notes Principal Amortization Amounts allocated to the Subordinated Notes Principal Payments pursuant to the Priority of Payments shall be deposited in the applicable Series 2007-1 Distribution Account (and any other applicable Series Distribution Accounts) in accordance with Section 11.1(g) of the Base Indenture and used to prepay principal on the Series 2007-1 Class M-1 Notes in the order of priority described in Section 4.7(k) hereto on the related Payment Date.

(d)           Series 2007-1 Make-Whole Amount.  The Co-Issuers shall pay, on any applicable Series 2007-1 Prepayment Date, the relevant Series 2007-1 Make-Whole Amount applicable to the relevant Class of Series 2007-1 Notes on any payment of principal of such Series 2007-1 Notes prior to the Series 2007-1 Anticipated Repayment Date occurring in December 2012; provided, that the Series 2007-1 Make-Whole Amount will not be payable in each of the following circumstances: (i) the payment of principal of the Series 2007-1 Class A-2-I Notes on the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date; (ii) the payment of up to 35% of the initial Aggregate Outstanding Principal Amount of the Series 2007-1 Class A-2-II Notes on any date prior to and including the three-year anniversary of the Series 2007-1 Closing Date; (iii) the prepayment of principal of the Series 2007-1 Notes pursuant to a Series 2007-1 Rapid Amortization Event, or (iv) the prepayment of principal of the Series 2007-1 Class M-1

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Notes in connection with the payment of the Series 2007-1 Subordinated Notes Principal Amortization Amount.

(e)           Optional Prepayment of the Series 2007-1 Notes.  The Co-Issuers, acting in their sole discretion, shall have the option to prepay all or part of the Aggregate Outstanding Principal Amount of one or more Classes of the Series 2007-1 Notes (an “Optional Prepayment”) on any Payment Date at the accrued and unpaid interest on and portion of the Aggregate Outstanding Principal Amount of the Class or Classes of Series 2007-1 Notes to be repaid; provided, that any partial prepayment of the Series 2007-1 Notes that would cause Assured Guaranty to cease to be the Aggregate Controlling Party shall require the prior written consent of Assured Guaranty.

In order to effect an Optional Prepayment in whole or in part of one or more Classes of the Series 2007-1 Notes:  (i) the Co-Issuers must give notice of their election to prepay to the Indenture Trustee, the affected Noteholders, the Rating Agencies, the Series 2007-1 Class A Insurer and the Servicer, in accordance with the prepayment notice provisions set forth in Section 4.7(f) hereof; (ii) the amount on deposit in the related Principal Payment Account that is allocable to the Series 2007-1 Notes to be prepaid must be sufficient to pay the principal amount of the Series 2007-1 Notes to be prepaid and the Series 2007-1 Make-Whole Amount, if applicable; (iii) the amounts on deposit in the related Interest Payment Accounts that is allocable to the Series 2007-1 Notes to be prepaid must be sufficient to pay the accrued and unpaid interest on the Series 2007-1 Notes to be prepaid (other than the Series 2007-1 Contingent Additional Interest, if any, and the Series 2007-1 Post-ARD Contingent Additional Interest, if any); (iv) the Accrued Insurer Premium Amount, the Insurer Expense Amount, the Insurer Reimbursement Amount and the Insurer Make-Whole Premium, if any, must be paid in full pursuant to the Priority of Payments, in each case on the related Optional Prepayment Date; and (v) if the Co-Issuers elect to optionally prepay all or part of the Aggregate Outstanding Principal Amount of the Series 2007-1 Class M-1 Notes (or the Subordinated Notes of any other Series of Notes Outstanding) without the payment in full of the Series 2007-1 Senior Notes and all other Senior Notes Outstanding, the following conditions are satisfied, as certified to the Indenture Trustee in an Officer’s Certificate of each of the Co-Issuers:  (i) the Optional Prepayment Date occurs not later than the first Payment Date following the fourth anniversary of the Series 2007-1 Closing Date, (ii) no Rapid Amortization Event or Potential Rapid Amortization Event has occurred and is continuing and (iii) the Three-Month DSCR (without giving effect to any equity contributions otherwise included in the calculation of Net Cash Flow) is at least equal to the Three-Month DSCR as of the Series 2007-1 Closing Date (after giving effect to the issuance of the Series 2007-1 Notes on the Series 2007-1 Closing Date).

For so long as any Class of Series 2007-1 Notes is listed on the Irish Stock Exchange and the rules of the Irish Stock Exchange so require, the Indenture Trustee shall deliver written notice of an Optional Prepayment of such Class of Series 2007-1 Notes to the Irish Paying Agent (for notification to the Irish Stock Exchange) at least ten (10) days prior to the Optional Prepayment Date.

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(f)            Notices of Prepayments and Series 2007-1 Monthly Extension Principal Prepayment.  The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any prepayment pursuant to Section 4.7(c)(i) or 4.7(e) of this Series 2007-1 Supplement to each Series 2007-1 Noteholder affected by such prepayment, the Series 2007-1 Class A Insurer, each of the Rating Agencies and the Indenture Trustee; provided, that at the request of the Co-Issuers, such notice to the affected Series 2007-1 Noteholders shall be given by the Indenture Trustee in the name and at the expense of the Co-Issuers.  In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Indenture Trustee (with a copy to the Series 2007-1 Class A Insurer) directing the Indenture Trustee to distribute such prepayment in accordance with the applicable provisions of Section 4.7(h) of this Series 2007-1 Supplement.  With respect to each such prepayment, the related Prepayment Notice shall, in each case, specify (A) the date on which such prepayment will be made, which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no later than on the date of the occurrence of such event, and, in the case of an optional prepayment, shall be the next Payment Date following the related Prepayment Notice, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date and (C) the relevant Series 2007-1 Make-Whole Amount Calculation Date.  The Co-Issuers shall have the option, by written notice to the Indenture Trustee, the Series 2007-1 Class A Insurer, the Rating Agencies and the affected Noteholders, to withdraw, or amend the date on which such prepayment will be made as set forth in, (x) any Prepayment Notice relating to an optional prepayment at any time up to the fifth (5th) Business Day before the prepayment date set forth in such Prepayment Notice and (y) subject to the requirements of the preceding sentence, any Prepayment Notice relating to mandatory prepayment upon a Change of Control at any time up to the earlier of (I) the occurrence of such event and (II) the fifth (5th) Business Day before the prepayment date set forth in such Prepayment Notice; provided, that in no event shall any prepayment date be amended to a date earlier than the fifth (5th) Business Day after such amended notice is given.  Any Prepayment Notice shall become irrevocable on the day on which it can no longer be withdrawn in accordance with the preceding sentence.  With respect to payments of principal to be made pursuant to Section 4.7(c)(ii) of this Series 2007-1 Supplement, the Co-Issuers shall give prior written notice at least ten (10) Business Days prior to the first payment of principal to be made pursuant to Section 4.7(c)(ii) of this Series 2007-1 Supplement with respect to the Series 2007-1 Extension Period (each, a “Monthly Extension Prepayment Notice”) to each Series 2007-1 Noteholder affected by such payment of principal on the Series 2007-1 Notes, the Series 2007-1 Class A Insurer, each of the Rating Agencies and the Indenture Trustee; provided, that at the request of the Co-Issuers, such notice to the affected Series 2007-1 Noteholders shall be given by the Indenture Trustee in the name and at the expense of the Co-Issuers.  Such Monthly Extension Prepayment Notices shall, in each case, specify (A) that payments of principal on the Series 2007-1 Notes will be made on each Payment Date during the Series 2007-1 Extension Period and (B) the Series 2007-1 Monthly Aggregate Extension Prepayment Amount to be paid with respect to each Payment Date during the Monthly Collection Period to which each such Payment Date relates.  All Prepayment Notices and Monthly Extension Prepayment Notices shall

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be (i) transmitted by facsimile or email to (A) each affected Series 2007-1 Noteholder to the extent such Series 2007-1 Noteholder has provided a facsimile number or email address to the Indenture Trustee and (B) to the Series 2007-1 Class A Insurer, each of the Rating Agencies and the Indenture Trustee and (ii) sent by registered mail to each affected Series 2007-1 Noteholder.  For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2007-1 Class A-1 Notes is governed by Section 3.2 of this Series 2007-1 Supplement and not by this Section 4.7.

(g)           Series 2007-1 Prepayments.  Subject to the exceptions set forth in Section 4.7(d), on any date on which a payment of principal of the Series 2007-1 Notes will be made prior to the Series 2007-1 Anticipated Repayment Date occurring in December 2012 (each such date, a “Series 2007-1 Prepayment Date”), including, without limitation, with respect to any prepayment pursuant to Sections 4.7(c)(i), 4.7(c)(ii), 4.7(c)(iii), 4.7(c)(iv), 4.7(c)(v), 4.7(c)(vii), or 4.7(e) (each, a “Series 2007-1 Prepayment”), (i) the aggregate principal amount of the applicable Class of Series 2007-1 Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2007-1 Prepayment Amount”), (ii) the applicable Series 2007-1 Make-Whole Amounts, if any, and (iii) any associated Series 2007-1 Class A-1 Breakage Amounts applicable to such Series 2007-1 Prepayment, shall be due and payable.  The Co-Issuers shall pay the Series 2007-1 Prepayment Amount together with the applicable Series 2007-1 Make-Whole Amounts, if any, with respect to such Series 2007-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Section 4.7(c) or Section 4.7(e) of this Series 2007-1 Supplement, depositing such amounts in the applicable Series 2007-1 Distribution Account on or prior to the related Series 2007-1 Prepayment Date to be distributed in accordance with Section 4.7(h) of this Series 2007-1 Supplement.

(h)           Series 2007-1 Prepayment Distributions.

(i)            On the Series 2007-1 Prepayment Date for each Series 2007-1 Prepayment to be made pursuant to this Section 4.7 in respect of the Series 2007-1 Class A-1 Notes, the Indenture Trustee shall, in accordance with Section 11.5 of the Base Indenture, wire transfer to the Series 2007-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2007-1 Class A-1 Distribution Account pursuant to this Section 4.7, if any, in order to repay the applicable portion of the Series 2007-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2007-1 Prepayment Date and any associated Series 2007-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.

(ii)           On the Series 2007-1 Prepayment Date for each Series 2007-1 Prepayment to be made pursuant to this Section 4.7 in respect of the Series 2007-1 Class A-2-I Notes, the Indenture Trustee

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shall, in accordance with Section 11.5 of the Base Indenture, wire transfer to the Series 2007-1 Class A-2-I Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2007-1 Class A-2-I Outstanding Principal Amount, the amount deposited in the Series 2007-1 Class A-2-I Distribution Account pursuant to this Section 4.7, if any, in order to repay the applicable portion of the Series 2007-1 Class A-2-I Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2007-1 Prepayment Date and any Series 2007-1 Make-Whole Amount due to Series 2007-1 Class A-2-I Noteholders payable on such date.

(iii)          On the Series 2007-1 Prepayment Date for each Series 2007-1 Prepayment to be made pursuant to this Section 4.7 in respect of the Series 2007-1 Class A-2-II Notes, the Indenture Trustee shall, in accordance with Section 11.5 of the Base Indenture, wire transfer to the Series 2007-1 Class A-2-II Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2007-1 Class A-2-II Outstanding Principal Amount, the amount deposited in the Series 2007-1 Class A-2-II Distribution Account pursuant to this Section 4.7, if any, in order to repay the applicable portion of the Series 2007-1 Class A-2-II Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2007-1 Prepayment Date and any Series 2007-1 Make-Whole Amount due to Series 2007-1 Class A-2-II Noteholders payable on such date.

(iv)          On the Series 2007-1 Prepayment Date for each Series 2007-1 Prepayment to be made pursuant to this Section 4.7 in respect of the Series 2007-1 Class M-1 Notes, the Indenture Trustee shall, in accordance with Section 11.5 of the Base Indenture, wire transfer to the Series 2007-1 Class M-1 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2007-1 Class M-1 Outstanding Principal Amount, the amount deposited in the Series 2007-1 Class M-1 Distribution Account pursuant to this Section 4.7, if any, in order to repay the applicable portion of the Series 2007-1 Class M-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2007-1 Prepayment Date and any Series 2007-1 Class M-1 Make-Whole Amount due to Series 2007-1 Class M-1 Noteholders payable on such date.

(i)            Series 2007-1 Notices of Final Payment.  The Co-Issuers shall notify the Indenture Trustee, the Series 2007-1 Class A Insurer and each of the Rating Agencies fifteen (15) Business Days preceding any Payment Date that will be the Series 2007-1 Final Payment Date; provided, however, that with respect to any Series 2007-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice

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to the Indenture Trustee, the Series 2007-1 Class A Insurer or the Rating Agencies of such Series 2007-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 4.7(f) of this Series 2007-1 Supplement.  In addition, the Indenture Trustee shall provide any written notice required under this Section 4.7(i) to each Person in whose name a Series 2007-1 Note is registered at the close of business on the Record Date with respect to the Payment Date that will be the Series 2007-1 Final Payment Date.  Such written notice to be sent to the Series 2007-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Indenture Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2007-1 Final Payment will be made and shall specify that such Series 2007-1 Final Payment will be payable only upon presentation and surrender of the Series 2007-1 Notes and shall specify the place where the Series 2007-1 Notes may be presented and surrendered for such Series 2007-1 Final Payment.

(j)            Prepayment Fees Payable Under Series 2007-1 Class A Premium Fee Letters.  Concurrently with prepayment of any Series 2007-1 Senior Notes, the Co-Issuers shall pay or cause to be paid, directly to the Series 2007-1 Class A Insurer, the Series 2007-1 Accrued Insurer Premium Amount, the Series 2007-1 Insurer Expense Amount, the Series 2007-1 Insurer Reimbursement Amount and the Series 2007-1 Insurer Make-Whole Premium, if any, payable to the Series 2007-1 Class A Insurer under the Series 2007-1 Class A Premium Fee Letter.

(k)           Priority of Payments in Respect of Prepayments.

On each Payment Date, the Co-Issuers will make mandatory prepayments of principal, if any, in connection with Series 2007-1 Monthly Aggregate Extension Prepayment Amounts, any Indemnification Amount, any Asset Disposition Prepayment Amount, any Insurance Proceeds Amount, a Rapid Amortization Event or a Partial Amortization Event in the following order of priority:

(i)            if no Rapid Amortization Event and no Partial Amortization Event has occurred, (i) first, on the Class A-2-I Notes of all Series of Notes Outstanding until paid in full, (ii) second, on the Class A-2-II Notes of all Series of Notes Outstanding until paid in full, (iii) third, on the Class A-1 Notes of all Series of Notes Outstanding until paid in full; provided, that any payment of principal of any Class A-1 L/C Notes of any Series of Notes under this paragraph shall require the deposit of the Cash Collateral with the applicable L/C Provider in connection with the Collateralized Letters of Credit, all in accordance with the terms set forth in the final two provisos of Section 11.1(e) of the Base Indenture, and (iv) fourth, on each Class of Subordinated Notes of each Series of Notes Outstanding sequentially in alphanumerical order;

(ii)           if either a Rapid Amortization Event that is potentially subject to the one-time Series 2007-1 Rapid Amortization Cure Right or a Partial Amortization Event has occurred, (i) first, on the Class A-2 Notes of all Series of Notes Outstanding until paid in full, (ii) second,

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on the Class A-1 Notes of all Series of Notes Outstanding until paid in full; provided, that any payment of principal of any Class A-1 L/C Notes of any Series of Notes under this paragraph shall require the deposit of the Cash Collateral with the applicable L/C Provider in connection with the Collateralized Letters of Credit, all in accordance with the terms set forth in the final two provisos of Section 11.1(e) of the Base Indenture, and (iii) third, on each Class of Subordinated Notes of each Series of Notes Outstanding sequentially in alphanumerical order; provided, that principal to be paid pursuant to a series specific Partial Amortization Event will be allocable only to the relevant Series;

(iii)          if a Rapid Amortization Event that is not subject to the one-time Series 2007-1 Rapid Amortization Cure Right has occurred, (i) first, on the Class A-1 Notes of all Series of Notes Outstanding until paid in full; provided, that any payment of principal of any Class A-1 L/C Notes of any Series of Notes under this paragraph shall require the deposit of the Cash Collateral with the applicable L/C Provider in connection with the Collateralized Letters of Credit, all in accordance with the terms set forth in the final two provisos of Section 11.1(e) of the Base Indenture, (ii) second, on the Class A-2 Notes of all Series of Notes Outstanding until paid in full and (iii) third, on each Class of Subordinated Notes of each Series of Notes Outstanding sequentially in alphanumerical order; and

(iv)          if the Aggregate Controlling Party has directed the Indenture Trustee to liquidate the Collateral following the occurrence of an Event of Default and an acceleration of the Notes, (i) first, to all Classes of Senior Notes of all Series of Notes Outstanding pro rata based on the Aggregate Outstanding Principal Amount until paid in full; provided, that any payment of principal of any Class A-1 L/C Notes of any Series of Notes under this paragraph shall require the deposit of the Cash Collateral with the applicable L/C Provider in connection with the Collateralized Letters of Credit, all in accordance with the terms set forth in the final two provisos of Section 11.1(e) of the Base Indenture, and (ii) second to each Class of Subordinated Notes of all Series of Notes Outstanding sequentially in alphanumerical order.

Payments of principal on each Class of Notes of all Series of Notes Outstanding at each priority level described in this Section 4.7(k) will be paid pro rata according to the Aggregate Outstanding Principal Amount of each Class of Notes Outstanding.

Notwithstanding the foregoing, the Co-Issuers may apply an equity contribution made by Applebee’s International to Applebee’s Holdings for contribution to the Master Issuer to optionally prepay in whole or in part one or more Classes of Notes without regard to the alphanumerical designation of such Class or Classes of Notes in an Optional Prepayment on any Optional Prepayment Date; provided, that any Optional

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Prepayment of Subordinated Notes prior to the payment in full of Senior Notes will require satisfaction of the applicable conditions described in Section 4.7(e) above.

Section 4.8             Series 2007-1 Class A-1 Distribution Account.

(a)           Establishment of Series 2007-1 Class A-1 Distribution Account.  The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2007-1 Class A-1 Noteholders an account (the “Series 2007-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Class A-1 Noteholders.  The Series 2007-1 Class A-1 Distribution Account shall be an Eligible Account.  If the Series 2007-1 Class A-1 Distribution Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that the Series 2007-1 Class A-1 Distribution Account is no longer an Eligible Account, establish a new Series 2007-1 Class A-1 Distribution Account that is an Eligible Account.  If a new Series 2007-1 Class A-1 Distribution Account is established, the Master Issuer shall instruct the Indenture Trustee in writing to transfer all cash and investments from the non-qualifying Series 2007-1 Class A-1 Distribution Account into the new Series 2007-1 Class A-1 Distribution Account.  Initially, the Series 2007-1 Class A-1 Distribution Account will be established with the Indenture Trustee.

(b)           Administration of the Series 2007-1 Class A-1 Distribution Account.  All amounts held in the Series 2007-1 Class A-1 Distribution Account shall be invested in Eligible Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Series 2007-1 Class A-1 Distribution Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which such funds are scheduled to be paid to the Series 2007-1 Class A-1 Noteholders.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2007-1 Class A-1 Distribution Account shall remain uninvested.  The Master Issuer shall not direct (or permit) the disposal of any Eligible Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c)           Earnings from Series 2007-1 Class A-1 Distribution Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2007-1 Class A-1 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2007-1 Class A-1 Noteholders.

(d)           Series 2007-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2007-1 Class A-1 Notes.  In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2007-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Indenture Trustee, for the benefit of the Series 2007-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2007-1 Class A-1 Distribution Account, including any security entitlement with respect thereto;

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(ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2007-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2007-1 Class A-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2007-1 Class A-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2007-1 Class A-1 Distribution Account Collateral”).

(e)           Termination of Series 2007-1 Class A-1 Distribution Account.  On or after the date on which the Series 2007-1 Final Payment has been made, the Indenture Trustee, acting in accordance with the written instructions of the Master Issuer and the consent of the Series 2007-1 Class A Insurer if the Series 2007-1 Class A Policy is then in effect or amounts constituting Series 2007-1 Insurer Reimbursements, Series 2007-1 Insurer Premiums, Series 2007-1 Insurer Make-Whole Premiums or Series 2007-1 Insurer Expense Amounts are unpaid under the Indenture or the Series 2007-1 Class A Insurance Agreement after taking into account the application of amounts on deposit in the Senior Notes Interest Reserve Account and the Cash Trap Reserve Account to pay such amounts in accordance with Section 11.1 of the Base Indenture, shall withdraw from the Series 2007-1 Class A-1 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 4.9             Series 2007-1 Class A-2 Distribution Accounts.

(a)           Establishment of Series 2007-1 Class A-2 Distribution Accounts.  The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of each of the Series 2007-1 Class A-2-I Noteholders and the Series 2007-1 Class A-2-II Noteholders a separate account (the “Series 2007-1 Class A-2-I Distribution Account” and the “Series 2007-1 Class A-2-II Distribution Account,” respectively, and collectively, the “Series 2007-1 Class A-2 Distribution Accounts”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Class A-2-I Noteholders and the Series 2007-1 Class A-2-II Noteholders, as applicable.  Each Series 2007-1 Class A-2 Distribution Account shall be an Eligible Account.  If any Series 2007-1 Class A-2 Distribution Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that such Series 2007-1 Class A-2 Distribution Account is no longer an Eligible Account, establish a new applicable Series 2007-1 Class A-2 Distribution Account that is an Eligible Account.  If a new Series 2007-1 Class A-2 Distribution Account is established, the Master Issuer shall instruct the Indenture Trustee in writing to transfer all cash and investments from the non-qualifying Series 2007-1 Class A-2 Distribution Account into the new Series 2007-1 Class A-2 Distribution Account.

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Initially, the Series 2007-1 Class A-2 Distribution Accounts will be established with the Indenture Trustee.

(b)           Administration of the Series 2007-1 Class A-2 Distribution Accounts.  All amounts held in the Series 2007-1 Class A-2 Distribution Accounts shall be invested in the Eligible Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Series 2007-1 Class A-2 Distribution Accounts shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which such funds are scheduled to be paid to the applicable Series 2007-1 Class A-2 Noteholders.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2007-1 Class A-2 Distribution Accounts shall remain uninvested.  The Master Issuer shall not direct (or permit) the disposal of any Eligible Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c)           Earnings from Series 2007-1 Class A-2 Distribution Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2007-1 Class A-2 Distribution Accounts shall be deemed to be available and on deposit for distribution to the applicable Series 2007-1 Class A-2 Noteholders.

(d)           Series 2007-1 Class A-2 Distribution Accounts Constitutes Additional Collateral for Series 2007-1 Class A-2 Notes.  In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2007-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Indenture Trustee, for the benefit of the applicable Series 2007-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the applicable Series 2007-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the applicable Series 2007-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the applicable Series 2007-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for each Series 2007-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, in connection with each Series 2007-1 Class A-2 Distribution Account, as the “Series 2007-1 Class A-2 Distribution Account Collateral”).

(e)           Termination of Series 2007-1 Class A-2 Distribution Accounts.  On or after the date on which the Series 2007-1 Final Payment has been made, the

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Indenture Trustee, acting in accordance with the written instructions of the Master Issuer and the consent of the Series 2007-1 Class A Insurer if the Series 2007-1 Class A Policy is then in effect or amounts constituting Series 2007-1 Insurer Reimbursements, Series 2007-1 Insurer Premiums, Series 2007-1 Insurer Make-Whole Premiums or Series 2007-1 Insurer Expense Amounts are unpaid under the Indenture or the Series 2007-1 Class A Insurance Agreement after taking into account the application of amounts on deposit in the Senior Notes Interest Reserve Account and the Cash Trap Reserve Account to pay such amounts in accordance with Section 11.1 of the Base Indenture, shall withdraw from the Series 2007-1 Class A-2 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 4.10           Series 2007-1 Class M-1 Distribution Account.

(a)           Establishment of Series 2007-1 Class M-1 Distribution Account.  The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2007-1 Class M-1 Noteholders an account (the “Series 2007-1 Class M-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Class M-1 Noteholders.  The Series 2007-1 Class M-1 Distribution Account shall be an Eligible Account.  If the Series 2007-1 Class M-1 Distribution Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that the Series 2007-1 Class M-1 Distribution Account is no longer an Eligible Account, establish a new Series 2007-1 Class M-1 Distribution Account that is an Eligible Account.  If a new Series 2007-1 Class M-1 Distribution Account is established, the Master Issuer shall instruct the Indenture Trustee in writing to transfer all cash and investments from the non-qualifying Series 2007-1 Class M-1 Distribution Account into the new Series 2007-1 Class M-1 Distribution Account.  Initially, the Series 2007-1 Class M-1 Distribution Account will be established with the Indenture Trustee.

(b)           Administration of the Series 2007-1 Class M-1 Distribution Account.  All amounts held in the Series 2007-1 Class M-1 Distribution Account shall be invested in Eligible Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Series 2007-1 Class M-1 Distribution Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which such funds are scheduled to be paid to the Series 2007-1 Class M-1 Noteholders.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2007-1 Class M-1 Distribution Account shall remain uninvested.  The Master Issuer shall not direct (or permit) the disposal of any Eligible Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c)           Earnings from Series 2007-1 Class M-1 Distribution Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2007-1 Class M-1 Distribution Account shall be deemed to be available and on deposit for distribution.

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(d)           Series 2007-1 Class M-1 Distribution Account Constitutes Additional Collateral for Series 2007-1 Class M-1 Notes.  In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2007-1 Class M-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Indenture Trustee, for the benefit of the Series 2007-1 Class M-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2007-1 Class M-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2007-1 Class M-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2007-1 Class M-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2007-1 Class M-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2007-1 Class M-1 Distribution Account Collateral”).

(e)           Termination of Series 2007-1 Class M-1 Distribution Account.  On or after the date on which the Series 2007-1 Final Payment has been made, the Indenture Trustee, acting in accordance with the written instructions of the Master Issuer and the consent of the Series 2007-1 Class A Insurer if the Series 2007-1 Class A Policy is then in effect or amounts constituting Series 2007-1 Insurer Reimbursements, Series 2007-1 Insurer Premiums, Series 2007-1 Insurer Make-Whole Premiums or Series 2007-1 Insurer Expense Amounts are unpaid under the Indenture or the Series 2007-1 Class A Insurance Agreement after taking into account the application of amounts on deposit in the Cash Trap Reserve Account to pay such amounts in accordance with Section 11.1 of the Base Indenture, shall withdraw from the Series 2007-1 Class M-1 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 4.11           Indenture Trustee as Securities Intermediary.

(a)           The Indenture Trustee or other Person holding the Series 2007-1 Distribution Accounts shall be the “Series 2007-1 Securities Intermediary.”  If the Series 2007-1 Securities Intermediary in respect of any Series 2007-1 Distribution Account is not the Indenture Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2007-1 Securities Intermediary set forth in this Section 4.11.

(b)           The Series 2007-1 Securities Intermediary agrees that:

(i)            The Series 2007-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

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(ii)           The Series 2007-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2007-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii)          All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2007-1 Distribution Account shall be registered in the name of the Series 2007-1 Securities Intermediary, indorsed to the Series 2007-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2007-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2007-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv)          All property delivered to the Series 2007-1 Securities Intermediary pursuant to this Series 2007-1 Supplement will be promptly credited to the appropriate Series 2007-1 Distribution Account;

(v)           Each item of property (whether investment property, security, instrument or cash) credited to any Series 2007-1 Distribution Account shall be treated as a Financial Asset;

(vi)          If at any time the Series 2007-1 Securities Intermediary shall receive any entitlement order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Series 2007-1 Distribution Accounts, the Series 2007-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer or any other Person;

(vii)         The Series 2007-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement.  For purposes of the UCC, as in effect in any applicable jurisdiction, the State of New York shall be deemed to the Series 2007-1 Securities Intermediary’s jurisdiction and the Series 2007-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii)        The Series 2007-1 Securities Intermediary has not entered into, and until termination of this Series 2007-1 Supplement, will not enter into, any agreement with any other Person relating to the Series 2007-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2007-1 Securities Intermediary has not entered into, and until the termination of this Series 2007-1 Supplement

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will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 4.11(b)(vi) of this Series 2007-1 Supplement; and

(ix)           Except for the claims and interest of the Indenture Trustee, the Secured Parties and the Master Issuer in the Series 2007-1 Distribution Accounts, neither the Series 2007-1 Securities Intermediary nor, in the case of the Indenture Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2007-1 Distribution Account or any Financial Asset credited thereto.  If the Series 2007-1 Securities Intermediary or, in the case of the Indenture Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2007-1 Distribution Account or any Financial Asset carried therein, the Series 2007-1 Securities Intermediary will promptly notify the Indenture Trustee, the Control Party and the Master Issuer thereof.

(c)           The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2007-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party) be the only Person authorized to originate entitlement orders in respect of the Series 2007-1 Distribution Accounts.

Section 4.12           Servicer.  Pursuant to the Servicing Agreement and the Base Indenture, the Servicer has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer and the other Co-Issuers.  The Series 2007-1 Noteholders by their acceptance of the Series 2007-1 Notes consent to the provision of such reports and notices to the Indenture Trustee by the Servicer in lieu of the Master Issuer or any other Co-Issuer.  Any such reports and notices that are required to be delivered to the Series 2007-1 Noteholders hereunder will be made available on the Indenture Trustee’s website in the manner set forth in Section 12.4 of the Base Indenture.

ARTICLE V

FORM OF SERIES 2007-1 NOTES

Section 5.1             Form of the Series 2007-1 Class [A-1-A] [A-1-X] Notes.

The form of the Series 2007-1 Class [A-1-A] [A-1-X] Notes, including the Certificate of Authentication, shall be substantially as set forth as Exhibits A-1-1, A-1-2 and A-1-3 to this Series 2007-1 Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture or this Series 2007-1 Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent

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herewith, determined by the Authorized Officers of the Co-Issuers executing such Notes as evidenced by their execution of such Notes.

The Certificates evidencing the Series 2007-1 Class [A-1-A] [A-1-X] Notes will bear legends to the following effect unless the Co-Issuers determine otherwise in compliance of applicable law.  All Series 2007-1 Class A-1 Notes shall be issued in definitive form as provided in Section 2.2(c) of the Base Indenture.

THIS SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), [WHICH IS A SERIES 2007-1 CLASS [A-1-A] [A-1-X] ADVANCE NOTE] [WHICH IS A SERIES 2007-1 CLASS [A-1-A] [A-1-X] SWINGLINE NOTE] [WHICH IS A SERIES 2007-1 CLASS [A-1-A] [A-1-X] L/C NOTE] HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS KANSAS LLC, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC OR APPLEBEE’S RESTAURANTS VERMONT, INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2007 BY AND AMONG THE CO-ISSUERS, APPLEBEE’S SERVICES INC., AS THE SERVICER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN, THE L/C PROVIDER NAMED THEREIN, LEHMAN COMMERCIAL PAPER INC., AS SWINGLINE LENDER AND AS CLASS A-1 ADMINISTRATIVE AGENT.

Section 5.2             Form of the Series 2007-1 Class [A-2-I-X], [A-2-II-A] and [A-2-II-X] Notes.

The form of the Series 2007-1 Class [A-2-I-X], [A-2-II-A] and [A-2-II-X] Notes, including the Certificate of Authentication, shall be substantially as set forth as Exhibits A-2-I-1, A-2-I-2, A-2-II-1, A-2-II-2, A-2-II-3 and A-2-II-4 to this Series 2007-1 Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture or this Series 2007-1 Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Co-Issuers executing such Notes as evidenced by their execution of such Notes.

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The certificates evidencing the Series 2007-1 Class A-2 Notes will bear legends substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law.

THIS SERIES 2007-1 FIXED RATE TERM SENIOR NOTE, CLASS [A-2-I-X] [A-2-II-A] [A-2-II-X] DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC. AND APPLEBEE’S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAVE BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE

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INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE ISSUER (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A (B) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

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ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

To the extent required by Section 1275(c)(A) of the Code and Treasury Regulation Section 1.1275-3(b)(1), each Note issued at a discount to its stated redemption price at maturity shall bear a legend in substantially the following form (with any necessary amendments thereto to reflect any amendments occurring after the applicable Issuance Date to the applicable sections):

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.

The certificates evidencing the Series 2007-1 Class [A-2-I-X], [A-2-II-A] and [A-2-II-X] Notes that are Regulation S Global Notes will also bear legends substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law:

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THE OFFERED NOTES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER

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APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

Each Series 2007-1 Class [A-2-I-X], [A-2-II-A] and [A-2-II-X] Note in global form will bear a legend substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC., APPLEBEE’S RESTAURANTS KANSAS LLC OR APPLEBEE’S IP LLC, (THE “CO-ISSUERS”) OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Section 5.3             Form of the Series 2007-1 Class M-1 Notes.

The form of the Series 2007-1 Class M-1 Notes, including the Certificate of Authentication, shall be substantially as set forth as Exhibits M-1-1 and M-1-2 to this Series 2007-1 Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture or this Series 2007-1 Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Co-Issuers executing such Notes as evidenced by their execution of such Notes.

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The certificates evidencing the Series 2007-1 Class M-1 Notes will bear legends substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law.

THIS SERIES 2007-1 FIXED RATE TERM SUBORDINATED NOTES, CLASS M-1 DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC., APPLEBEE’S RESTAURANTS KANSAS LLC OR APPLEBEE’S IP LLC, (THE “CO-ISSUERS”) HAVE BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY

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ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE ISSUER (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A (B) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

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ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

To the extent required by Section 1275(c)(A) of the Code and Treasury Regulation Section 1.1275-3(b)(1), each Note issued at a discount to its stated redemption price at maturity shall bear a legend in substantially the following form (with any necessary amendments thereto to reflect any amendments occurring after the applicable Issuance Date to the applicable sections):

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.

The certificates evidencing the Series 2007-1 Class M-1 Notes that are Regulation S Global Notes will also bear legends substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law:

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THE OFFERED NOTES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF

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THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

Each Series 2007-1 Class M-1 Note in global form will bear a legend substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

ARTICLE VI

CONDITIONS TO ISSUANCE

Section 6.1             Conditions to Issuance.  The Series 2007-1 Notes issued pursuant to the Indenture shall be issued only upon (i) the satisfaction of the conditions precedent in the Base Indenture (including but not limited to those set forth in Section 2.3 and Article III thereof) and (ii) receipt by the Indenture Trustee of the following:

(a)           counterparts of this Series Supplement executed and delivered by the Co-Issuers and the Indenture Trustee;

(b)           a Company Order authorizing and directing the authentication and delivery of the Series 2007-1 Notes by the Indenture Trustee on the terms contained in this Series 2007-1 Supplement on the date specified in such Company Order;

(c)           the Insurance Policy and the Insurance Agreement relating to the Series 2007-1 Class A-1-A Notes and the Series 2007-1 Class A-2-II-A Notes;

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(d)           written confirmation (a) that the Series 2007-1 Class A-1-A Notes will be rated “Aaa” by Moody’s, “AAA” by S&P and “AAA” by Fitch upon issuance, (b) that the Series 2007-1 Class A-1-X Notes will be rated “Baa3” by Moody’s, “BBB-” by S&P and “BBB-” by Fitch upon issuance, (c) that the Series 2007-1 Class A-2-I-X Notes will be rated “Baa3” by Moody’s, “BBB-” by S&P and “BBB-” by Fitch upon issuance, (d) that the Series 2007-1 Class A-2-II-A Notes will be rated “Aaa” by Moody’s, “AAA” by S&P and “AAA”  by Fitch upon issuance, (e) that the Series 2007-1 Class A-2-II-X Notes will be rated “Baa3” by Moody’s, “BBB-” by S&P and “BBB-” by Fitch upon issuance, and (f) that the Series 2007-1 Class M-1 Notes will be rated “BB” by S&P and “BB” by Fitch upon issuance; and

(e)           written confirmation (i) that the Series 2007- 1 Class A-1-A Notes will receive a shadow rating (exclusive of the effect of any Insurance Policy) of at least “Baa3” by Moody’s, at least “BBB-” by S&P and at least “BBB-” by Fitch upon issuance, and (ii) that the Series 2007-1 Class A-2-II-A Notes will receive a shadow rating (exclusive of the effect of any Insurance Policy) of at least “Baa3” by Moody ‘s, at least “BBB-” by S&P and at least “BBB-” by Fitch upon issuance.

ARTICLE VII

GENERAL

Section 7.1             Information.  Pursuant to Section 12.1(c) of the Base Indenture, on or before 10:00 a.m. (New York City time) on the second Business Day prior to each Payment Date, the Co-Issuers (or the Servicer on the Co-Issuers’ behalf) shall furnish a Monthly Noteholders’ Report with respect to the Series 2007-1 Notes to the Indenture Trustee, the Rating Agencies, the Back-Up Manager and the Series 2007-1 Class A Insurer, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to the next Payment Date:

(i)            the total amount available to be distributed to Series 2007-1 Noteholders on such Payment Date;

(ii)           the amount of such distribution allocable to the payment of principal of each Class of the Series 2007-1 Notes;

(iii)          the amount of such distribution allocable to the payment of interest on each Class of the Series 2007-1 Notes;

(iv)          the amount of such distribution allocable to the payment of any Series 2007-1 Make-Whole Amount, if any, on the Series 2007-1 Class A-2 Notes or Series 2007-1 Subordinated Notes, as applicable;

(v)           the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2007-1 Class A-1 Noteholders;

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(vi)          whether, to the knowledge of the Co-Issuers, any Potential Series 2007-1 Rapid Amortization Event, Series 2007-1 Rapid Amortization Event, Default, Event of Default or Servicer Termination Event has occurred as of such Accounting Date;

(vii)         the Debt Service Coverage Ratios for such Payment Date;

(viii)        the twelve-month U.S. system-wide sales of Applebee’s Restaurants as of the last day of the immediately preceding twelve-month period ending on the last day of each calendar month;

(ix)           the Senior Notes Available Reserve Account Amount, if any, as of the close of business on the last Business Day of the preceding Monthly Collection Period.

Any Series 2007-1 Noteholder may obtain copies of each Monthly Noteholders’ Report in accordance with the procedures set forth in Section 12.4 of the Base Indenture.

Section 7.2             Exhibits.  The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 7.3             Ratification of Base Indenture.  As supplemented by this Series 2007-1 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series 2007-1 Supplement shall be read, taken and construed as one and the same instrument.

Section 7.4             Certain Notices to the Series 2007-1 Class A Insurer and Rating Agencies.  The Co-Issuers shall provide to the Series 2007-1 Class A Insurer and each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Indenture Trustee pursuant to this Series 2007-1 Supplement or any other Related Document.  Each such Opinion of Counsel to be delivered to the Indenture Trustee while the Series 2007-1 Class A Policy is in effect shall also be addressed to the Series 2007-1 Class A Insurer, shall be from counsel reasonably acceptable to the Series 2007-1 Class A Insurer and shall be in form and substance reasonably acceptable to the Series 2007-1 Class A Insurer.

Section 7.5             Third-Party Beneficiary.  The Series 2007-1 Class A Insurer is an express third-party beneficiary of (i) the Base Indenture to the extent of provisions relating to the Series 2007-1 Class A Insurer (in any capacity) specifically and (ii) this Series 2007-1 Supplement to the extent of provisions relating to the Series 2007-1 Class A Insurer (in any capacity) specifically or that otherwise inure to its benefit.

Section 7.6             Prior Notice by Indenture Trustee to Series 2007-1 Class A Insurer.  Subject to Section 6.1 of the Base Indenture, except for any period during which

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an Insurer Event of Default is continuing with respect to the Series 2007-1 Class A Insurer, the Indenture Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Indenture Trustee has given prior written notice thereof to the Series 2007-1 Class A Insurer and obtained the direction of the Series 2007-1 Class A Insurer, so long as the Series 2007-1 Class A Insurer is the Series Controlling Party and the Senior Notes are Outstanding.  For the avoidance of doubt, the allocation of funds to pay principal during a Rapid Amortization Event in accordance with Section 10.12 of the Base Indenture shall not be deemed to be an exercise of rights or remedies for purposes of the immediately preceding sentence.  The Indenture Trustee agrees to notify the Series 2007-1 Class A Insurer promptly following any exercise of rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or Event of Default.

Section 7.7             Subrogation.  In furtherance of and not in limitation of the Series 2007-1 Class A Insurer’s equitable rights of subrogation, each of the Indenture Trustee, the Co-Issuers and, by its acceptance of Insured Senior Notes, each Series 2007-1 Senior Noteholder acknowledges that, to the extent of any payment made by the Series 2007-1 Class A Insurer under its Series 2007-1 Class A Policy with respect to interest or letter of credit fees on or principal of the Insured Senior Notes, the Series 2007-1 Class A Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment to the rights of the applicable Series 2007-1 Senior Noteholders under the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.  Each of the Co-Issuers, the Indenture Trustee and the Series 2007-1 Senior Noteholders agrees to such subrogation and each of the Noteholders holding any Series 2007-1 Class A-1-A Notes or any Series 2007-1 Class A-2-II-A Notes, further agrees to take such actions as the Series 2007-1 Class A Insurer may reasonably request to evidence such subrogation.

Section 7.8             Counterparts.  This Series 2007-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 7.9             Governing Law.  THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 7.10           Amendments.  This Series 2007-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 7.11           Termination of Series 2007-1 Supplement.  This Series 2007-1 Supplement shall cease to be of further effect when (i) all Outstanding Series 2007-1 Notes theretofore authenticated and issued have been delivered (other than

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destroyed, lost, or stolen Series 2007-1 Notes which have been replaced or paid) to the Indenture Trustee for cancellation and all Letters of Credit have expired or been cash collateralized in full pursuant to the terms of the Series 2007-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2007-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2007-1 Class A-1 Commitments have been terminated, (iii) the Co-Issuers have paid all sums payable hereunder and (iv)  the Series 2007-1 Class A Insurer has been paid all Series 2007-1 Insurer Premiums, all Series 2007-1  Insurer Expenses, all Series 2007-1 Insurer Reimbursements and any Series 2007-1 Insurer Make-Whole Premium due to it under the Indenture or the Series 2007-1 Class A Insurance Agreement.  Each Class A-1 Noteholder will be deemed to have acknowledged concurrently with such termination, that it will look solely to the cash collateral posted for any Letters of Credit in order to satisfy any amounts drawn thereunder and that the Series 2007-1 Class A Insurer shall have no liability under the Series 2007-1 Class A Policy for the insufficiency of such cash collateral to pay any such draws or continuing L/C Obligations, L/C Other Reimbursement Costs and/or L/C Monthly Fees.

Section 7.12           Discharge of Indenture.  Notwithstanding anything to the contrary contained in the Base Indenture and without limiting any rights of the Series 2007-1 Class A Insurer, so long as this Series 2007-1 Supplement shall be in effect in accordance with Section 7.11 of this Series 2007-1 Supplement, no discharge of the Indenture or any Guaranty and Collateral Agreement pursuant to Section 4.1 of the Base Indenture shall be effective as to the Series 2007-1 Notes without the written consent of the Series 2007-1 Noteholders holding more than 50% of the sum of (i) the Series 2007-1 Outstanding Principal Amount and (ii) the portion, if any, of the Series 2007-1 Class A-1 Commitments that has not been drawn to make Series 2007-1 Class A-1 Advances (excluding any Series 2007-1 Outstanding Principal Amount or Series 2007-1 Class A-1 Commitments or Notes held by any Securitization Entity or any Affiliate of any Securitization Entity).

Section 7.13           Effect of Payment by the Series 2007-1 Class A-1 Insurer.

(a)           Anything in this Series 2007-1 Supplement to the contrary notwithstanding, any payments of principal of or interest or letter of credit fees on the Series 2007-1 Senior Notes that is made with monies received pursuant to the terms of the Series 2007-1 Class A Policy shall not be considered payment of the Series 2007-1 Senior Notes by the Co-Issuers.  The Indenture Trustee acknowledges that, without the need for any further action on the part of the Series 2007-1 Class A Insurer, (i) to the extent the Series 2007-1 Class A Insurer makes payments, directly or indirectly, on account of principal of, or interest or letter of credit fees on, the Series 2007-1 Senior Notes to the Indenture Trustee for the benefit of the applicable Series 2007-1 Senior Noteholders or to the Series 2007-1 Senior Noteholders (including any Preference Amounts), the Series 2007-1 Class A Insurer will in accordance with Sections 2.13 and 2.14 of the Base Indenture, be fully subrogated to the rights of such Series 2007-1 Senior Noteholders to receive such principal and interest and such other amounts and will be deemed to the extent of the payments so made to be a Series 2007-1 Senior Noteholder

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and (ii) the Series 2007-1 Class A Insurer shall be paid principal and interest and/or letter of credit fees in its capacity as a Series 2007-1 Senior Noteholder until all such payments by the Series 2007-1 Class A Insurer have been fully reimbursed, but only from the sources and in the manner provided in the Indenture for payment of such principal and interest and such other amounts.  The foregoing is without prejudice to the separate and independent rights of the Series 2007-1 Class A Insurer to be reimbursed, without duplication, for payments made under the Series 2007-1 Class A Policy pursuant to the Series 2007-1 Class A Insurance Agreement.

(b)           Each Series 2007-1 Noteholder agrees (i) that with respect to the payment of any Preference Amount by the Series 2007-1 Class A Insurer to the Indenture Trustee, on behalf of the applicable Series 2007-1 Noteholders, under the Series 2007-1 Class A Policy, the applicable Series 2007-1 Noteholders will assign irrevocably to the Series 2007-1 Class A Insurer all of its rights and claims relating to or arising under the Insured Obligations against the debtor which made or benefited from the related preference payment or otherwise with respect to the related preference payment and (ii) to appoint the Series 2007-1 Class A Insurer as its agent and attorney-in-fact in any legal proceeding related to such preference payment. In addition, each Series 2007-1 Noteholder hereby grants to the Series 2007-1 Class A Insurer an absolute power of attorney to execute all appropriate instruments related to any items required to be delivered in connection with any preference payment referred to in this Section 7.13(b), and to direct all matters relating to any litigation with respect to such preference payment, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Amount and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal.  In addition, and without limitation of the foregoing, the Series 2007-1 Class A Insurer shall be subrogated to the rights of the Indenture Trustee and the Series 2007-1 Noteholders, in the conduct of any such litigation, including without limitation, all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such preference.

(c)           In addition to the rights of assignment set forth in the immediately preceding paragraph, subject to the provisions of Section 8.2 of the Base Indenture, each Series 2007-1 Noteholder, by its purchase of a Series 2007-1 Note, shall have been deemed to give to the Series Controlling Party the right of prior approval of amendments or supplements to the Transaction Documents and of the exercise of any option, vote, right, power or the like available to the Series 2007-1 Noteholders hereunder or thereunder.

(d)           By acceptance of a Series 2007-1 Class A Note, each Series 2007-1 Senior Noteholder holding a Class A-1-A Note or Class A-2-II-A Note agrees to be bound by the terms of the Series 2007-1 Class A Policy relating to such Notes, including, without limitation, the method and timing of payment and the Series 2007-1 Class A Insurer’s right of subrogation and rights to reimbursement in respect of any payments made under the Series 2007-1 Class A Policy, as set forth herein and in Section 2.13 and 2.14 of the Base Indenture.

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(e)           Notwithstanding the foregoing, in the event that payments on the Series 2007-1 Senior Notes are accelerated, such accelerated payments will not be covered by the Series 2007-1 Class A Insurer under the Series 2007-1 Class A Policy, unless the Series 2007-1 Class A Insurer shall have elected to make such accelerated payments in accordance with and subject to the terms of such Series 2007-1 Class A Policy.

(f)            The Indenture Trustee shall be entitled to enforce on behalf of the Series 2007-1 Senior Noteholders the obligations of the Series 2007-1 Class A Insurer under its Series 2007-1 Class A Policy.  Notwithstanding any other provision of the Indenture or any Transaction Document, the Series 2007-1 Senior Noteholders are not entitled to make any claims under the Series 2007-1 Class A Insurance Policy or institute proceedings directly against the Series 2007-1 Class A Insurer.

(g)           The Series 2007-1 Class A Policy is solely for the benefit of the holders of the Series 2007-1 Class A-1-A Notes and the Series 2007-1 Class A-2-II-A Notes and no other Series 2007-1 Noteholders shall be entitled to any benefits thereunder.

Section 7.14           Fiscal Year End.  The Co-Issuers shall not change their fiscal year end from the Sunday on or nearest to December 31 to any other date, unless such change is done in order to conform with the fiscal year of IHOP Corp., a Delaware corporation, and its affiliates.

Section 7.15           Notices.

(a)           Any notice or communication by the Co-Issuers, the Servicer, the Series 2007-1 Class A Insurer or the Indenture Trustee to any other party hereto shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party’s address:

If to the Master Issuer:

Applebee’s Enterprises LLC
c/o Applebee’s Services, Inc.
11201 Renner Blvd.
Lenexa, Kansas 66219
Attn: Deputy General Counsel
Facsimile: (913) 890-9100

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If to the IP Holder:

Applebee’s IP LLC
c/o Applebee’s Services, Inc.
11201 Renner Blvd.
Lenexa, Kansas 66219
Attn: Deputy General Counsel
Facsimile: (913) 890-9100

If to the Franchise Holder:

Applebee’s Franchising LLC
c/o Applebee’s Services, Inc.
11201 Renner Blvd.
Lenexa, Kansas 66219
Attn: Deputy General Counsel
Facsimile: (913) 890-9100

If to any Restaurant Holder:

[Applicable Restaurant Holder]
c/o Applebee’s Services, Inc.
11201 Renner Blvd.
Lenexa, Kansas 66219
Attn: Deputy General Counsel
Facsimile: (913) 890-9100

If to the Servicer:

Applebee’s Services, Inc.
11201 Renner Blvd.
Lenexa, Kansas 66219
Attn: Deputy General Counsel
Facsimile: (913) 890-9100

If to any Co-Issuer with a copy to:

International House of Pancakes, Inc.
450 North Brand Boulevard
Glendale, California 91203-2306
Attn: General Counsel
Facsimile: (818) 637-5361

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If to the 2007-1 Class A Insurer:

Assured Guaranty Corp.
1325 Avenue of the Americas
New York, NY 10019
Attention:	Risk Management Dept.
Re: Applebee’s Series 2007-1 Notes
Policy No. D-2007-151
Facsimile:	(212) 581-3268

with a copy to:

Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois 60603
Attention:	Kevin Hochberg
Facsimile:	(312) 853-7036

(in each case in which notice or other communication to the Series 2007-1 Class A Insurer refers to an “Insurance Agreement Event of Default,” a claim on its Policy or any other event with respect to which failure on the part of such Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

If to the Indenture Trustee:

Wells Fargo Bank, National Association
6th & Marquette MAC N9311-161
Minneapolis, MN 55479
Attention:	Corporate Trust Services / Asset Backed Administration
Facsimile:	(612) 667-3464

If to Fitch:

Fitch Ratings
70 W. Madison Street
Chicago, Illinois 60602
Attn: ABS Monitoring Group-Whole Business
Facsimile: (312) 368-2069

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If to Moody’s:

Moody’s Investors Service, Inc.
7 World Trade Center at 250 Greenwich Street
New York, NY 10007
Attention:	ABS Monitoring Department
Facsimile:	(212) 553-0573

with a copy of all notices pertaining to other indebtedness:

Moody’s Investors Services, Inc.
7 World Trade Center at 250 Greenwich Street
New York, NY 10007
Attention:	Asset Finance Group – Team Managing Director

If to Standard & Poor’s:

Standard & Poor’s Rating Services
55 Water Street, 42nd Floor
New York, NY 10041-0003
Attention:	ABS Surveillance Group – New Assets
E mail:	Servicer_reports@sandp.com

Section 7.16   Legal Holidays.

In the event that the date of any Payment Date or Series 2007-1 Prepayment Date shall not be a Business Day, then, notwithstanding any other provision of the Notes or this Series 2007-1 Supplement, payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on the nominal date of any such Payment Date or Series 2007-1 Prepayment Date, as the case may be.  With respect to the Notes, interest shall accrue on any such payment for the period from and after any such nominal date at the rate applicable to each Series of Notes.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers and the Indenture Trustee have caused this Series 2007-1 Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

APPLEBEE’S ENTERPRISES LLC, as
Co-Issuer

By:	/s/ Carin Stutz
Name: Carin Stutz
Title: President

APPLEBEE’S RESTAURANTS NORTH
LLC, as Co-Issuer

By:	/s/ Carin Stutz
Name: Carin Stutz
Title: President

APPLEBEE’S RESTAURANTS WEST
LLC, as Co-Issuer

By:	/s/ Beverly Elving
Name: Beverly Elving
Title:

APPLEBEE’S RESTAURANTS TEXAS
LLC, as Co-Issuer

By:	/s/ Carin Stutz
Name: Carin Stutz
Title: President

APPLEBEE’S RESTAURANTS INC.,
as Co-Issuer

By:	/s/ Carin Stutz
Name: Carin Stutz
Title: President

Signature Page to the Supplement to the Base Indenture

APPLEBEE’S RESTAURANTS MID-
ATLANTIC LLC, as Co-Issuer

By:	/s/ Carin Stutz
Name: Carin Stutz
Title: President

APPLEBEE’S RESTAURANTS
VERMONT, INC., as Co-Issuer

By:	/s/ Rebecca Tilden
Name: Rebecca Tilden
Title: President

APPLEBEE’S RESTAURANTS KANSAS
LLC, as Co-Issuer

By:	/s/ Carin Stutz
Name: Carin Stutz
Title: President

APPLEBEE’S IP LLC, as Co-Issuer

By:	/s/ Carin Stutz
Name: Carin Stutz
Title: President

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
in its capacity as Indenture Trustee and as Securities Intermediary

By:	/s/ Melissa Philibert
Name: Melissa Philibert
Title: Vice President

Signature Page to the Supplement to the Base Indenture

ANNEX A

SERIES 2007-1 SUPPLEMENTAL DEFINITIONS LIST

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Advance” has the meaning set forth in the recitals to the Series 2007-1 Class A-1 Note Purchase Agreement.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Advance Sub-Class” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Agent Indemnified Liabilities” has the meaning set forth in Section 9.05(c)(i) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Agent Indemnified Parties” has the meaning set forth in Section 9.05(c)(i) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Applicable Agent Indemnified Parties” has the meaning set forth in Section 9.05(c)(ii) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Applicable Sub-Class Percentage” means, (i) for any Series 2007-1 Class A-1 Advance Sub-Class whose designation includes the alphanumeric label “A-1-A”, 30%; and (ii) for any Series 2007-1 Class A-1 Advance Sub-Class whose designation includes the alphanumeric label “A-1-X”, 70%.

“Applicable Swingline Loan has the meaning set forth in Section 2.06(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to open a Letter of Credit.

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“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Assured Guaranty” means Assured Guaranty Corp., a Maryland-domiciled insurance company, and any successors thereto.

“Base Rate” means, on any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively. Changes in any rate of interest calculated by reference to the Base Rate will take effect simultaneously with each change in the Base Rate.

“Base Rate Advance” means an Advance (including, without limitation, a Swingline Loan, an Unreimbursed L/C Drawing or any Seasoned Base Rate Advance) which bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.

“Borrowing” has the meaning set forth in Section 2.02(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2007-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2007-1 Closing Date.

“Class A-1 Administrative Agent” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement. For purposes of the Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Class A-1 Administrative Agent Fees” has the meaning set forth in the definition of “Administrative Agent Fees” in the Series 2007-1 Class A-1 VFN Fee Letter.

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“Class A-1 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Class A-1 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Class A-1 Taxes” has the meaning set forth in Section 3.08 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Class A-1-A Investor Group” means (i) for each Conduit Investor listed on the “Class A-1-A” portion of Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I-Class A-1-A to the Series 2007-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (and such Funding Agent or its designee shall constitute the Series 2007-1 Class A-1-A Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is listed on the “Class A-1-A” portion of Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement and that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (and such Funding Agent or its designee shall constitute the Series 2007-1 Class A-1-A Noteholder for such Investor Group).

“Class A-1-X Investor Group” means (i) for each Conduit Investor listed on the “Class A-1-X” portion of Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I-Class A-1-X to the Series 2007-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (and such Funding Agent or its designee shall constitute the Series 2007-1 Class A-1-X Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is listed on the “Class A-1-X” portion of Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement and that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (and such Funding Agent or its designee shall constitute the Series 2007-1 Class A-1-X Noteholder for such Investor Group).

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement.

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“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Commitment Amount” means, as to each Committed Note Purchaser with respect to any Advance Sub-class, the amount set forth on the portion of Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement relating to such Advance Sub-class opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2007-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2007-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2007-1 Class A-1 Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2007-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2007-1 Adjusted Repayment Date.

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group with respect to any Advance Sub-class to fund Advances pursuant to Section 2.02(a) of the Series 2007-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.07 of the Series 2007-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount with respect to such Advance Sub-class.

“Conduit Assignee” means, with respect to any Conduit Investor or any Committed Note Purchaser, any assignee designated by the related Funding Agent to accept an assignment from such Conduit Investor or such Committed Note Purchaser, as applicable, of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor or such Committed Note Purchaser pursuant to Section 9.17(b) and Section 9.17(c), respectively, of the Series 2007-1 Class A-1 Note Purchase Agreement, provided that, as of the effective date of the assignment, such assignee either meets the

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criteria set forth in the following clauses (i) and (ii) or has otherwise been consented to by the Co-Issuers (such consent not to be unreasonably withheld):

(i)                                   such assignee is, or is a Subsidiary of, a commercial paper conduit whose Commercial Paper is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P1” from Moody’s and/or “F1” from Fitch, as applicable, and

(ii)                                  either (x) such assignee is administered by such Funding Agent or any Affiliate of such Funding Agent or (y) the Program Support Provider for such Conduit Investor with respect to the Investor Group Principal Amount being assigned is the Program Support Provider for such assignee with respect to such Investor Group Principal Amount.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement.

“Confidential Information” for purposes of the Series 2007-1 Class A-1 Note Purchase Agreement, has the meaning set forth in Section 9.11 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any portion of the Advances funded or maintained through the issuance of Commercial Paper, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor);  provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means (a) with respect to the Series 2007-1 Class A-1-A Notes, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 220.5 basis points and (b) with respect to the Series 2007-1 Class A-1-X Notes, on any day during

5

any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 285.5 basis points.

“Daily Class A-1 Insurer Premiums Amount” means for each day during any Interest Accrual Period (x) the sum of (a) the product of (i) the Used Premium Rate, multiplied by (ii) the Series 2007-1 Class A-1 Outstanding Principal Amount on such day, plus (b) the product of (i) the Unused Premium Rate, multiplied by (ii) the excess of the Series 2007-1 Class A-1 Maximum Principal Amount over the Series 2007-1 Class A-1 Outstanding Principal Amount on such day divided by (y) 360.

“Daily Commitment Fee Amount” means, for any day during any Interest Accrual Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Excess A-1 Interest Amount” means, (a) for any CP Advance outstanding on any day during any Interest Accrual Period, the excess, if any, of (i) the result of (x) the product of (A) the CP Rate in effect for such Advance for such Interest Accrual Period and (B) the principal amount of such Advance outstanding as of the close of business on such day divided by (y) 360, over (ii) the portion of the Daily Senior Interest Amount for such day that is attributable to such Advance, and (b) for any Seasoned Base Rate Advance outstanding on any day during any Interest Accrual Period, the excess if any, of (i) the result of the product of (A) the Base Rate in effect for such Advance for such day and (B) the principal amount of such Advance outstanding as of the close of business on such day, divided by (y) 365 or 366, as applicable, over (ii) the portion of the Daily Senior Interest Amount for such day that is attributable to such Advance.

“Daily Extension Contingent Additional Interest Amount” means, for any day during any Interest Accrual Period occurring during any Series 2007-1 Extension Period, the sum of (a) the result of (i) the product of (x) the Series 2007-1 Class A-1 Extension Contingent Additional Rate multiplied by (y) the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2007-1 Class A-1 Extension Contingent Additional Rate and (y) any Base Rate Advances included in the Series 2007-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Daily Extension Contingent Additional L/C Fees Amount” means, for any day during any Interest Accrual Period occurring during the Series 2007-1 Extension Period, the result of (a) the product of (i) the Series 2007-1 Class A-1 Extension Contingent Additional Rate multiplied by (ii) any Undrawn L/C Face Amounts as of the close of business on such day divided by (b) 360.

“Daily Insured Interest Amount” shall mean the portion of the Daily Senior Interest Amount attributable to the Series 2007-1 Class A-1-A Notes.

“Daily Post-ARD Contingent Additional Interest Amount” means, for any

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day during any Interest Accrual Period commencing on or after the Series 2007-1 Adjusted Repayment Date, the sum of (a) the result of (i) the product of (x) the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate and (y) the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate and (y) any Base Rate Advances included in the Series 2007-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Daily Senior Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

(a)                                  with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Accrual Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b)                                 with respect to any Base Rate Advance that is not a Seasoned Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c)                                  with respect to any Seasoned Base Rate Advance outstanding on such day, the result of (i) the product of (x) the lesser of (A) the Base Rate in effect for such day and (B) the Eurodollar Rate that would be in effect for such Interest Accrual Period if such Seasoned Base Rate Advance were a Eurodollar Advance and (y) the principal amount of such Seasoned Base Rate Advance outstanding as of the close of business on such day divided by (ii) if the lesser of (A) and (B) above is (A), 365 or 366, as applicable, and if the lesser of (A) and (B) above is (B), 360; plus

(d)                                 with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the lesser of (A) the CP Rate in effect for such Interest Accrual Period and (B) the Eurodollar Rate that would be in effect for such Interest Accrual Period if such Advance were a Eurodollar Advance and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(e)                                  with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable (provided that for the purposes of this definition of “Daily Senior Interest Amount” and the definition of “Daily Excess A-1 Interest Amount,” as well as any use of either definition in any of the Related Documents, any Swingline Loan or Unreimbursed L/C Drawing that has been outstanding for more than two Business Days shall, for each day any such Swingline Loan or Unreimbursed L/C Drawing is outstanding after such two Business Day period, be deemed to be a “Seasoned

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Base Rate Advance” and shall be governed by clause (c) above and by clause (b) of the definition of “Daily Excess A-1 Interest Amount” and not this clause (e)); plus

(f)                                    with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Monthly Fees and L/C Fronting Fees that accrue thereon for such day.

“Debt Service Coverage Ratios” refers to the following debt service coverage ratios: (i) the Three-Month DSCR, (ii) the Three-Month Adjusted DSCR, (iii) One-Year DSCR, and (iv) the One-Year Adjusted DSCR, in each case as such terms are defined in the Base Indenture.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Deficiency Amount” has, with respect to the Series 2007-1 Class A Insurer, the meaning set forth in the Series 2007-1 Class A Policy.

“DTC” means The Depository Trust Company, and any successor thereto.

“EDSF Rate” means, when used with respect to any Business Day, the rate derived from the Eurodollar Synthetic Forward Curve appearing on Bloomberg (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Indenture Trustee requesting at the expense of the Co-Issuers substitute rate quotes from three broker dealers of nationally recognized standing), adjusted for 30/360 day count convention expressed as a number of basis points per annum.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F-1” from Fitch, as applicable.

“Eurodollar Advance” means an Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the
Class A-1 Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (appearing on page 3750 of the Telerate Service or any successor to or substitute for such service selected by the

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Class A-1 Administrative Agent and which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Eurodollar Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Class A-1 Administrative Agent to be the average of the offered rates for deposits in Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period as selected by the Class A-1 Administrative Agent (unless the Class A-1 Administrative Agent is unable to obtain such rates from such banks, it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04 of the Series 2007-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		[1.00] – Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Class A-1 Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Period.

“Eurodollar Interest Period” means, (a) with respect to any Eurodollar Advance, (x) initially, the period commencing on and including the Eurodollar Business Day such Advance first becomes a Eurodollar Advance in accordance with Section 3.01 of the Series 2007-1 Class A-1 Note Purchase Agreement and ending on but excluding the second Business Day before the next Accounting Date and (y) each period commencing on the second Business Day before each Accounting Date while such Advance is outstanding as a Eurodollar Advance and ending on but excluding the second Business Day before the next succeeding Accounting Date; provided, however, that

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(i)                                   no Eurodollar Interest Period may end subsequent to the second Business Day before the Accounting Date occurring immediately prior to the then-current Series 2007-1 Adjusted Repayment Date; and

(ii)                                upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Class A-1 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Class A-1 Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Servicer, the Series 2007-1 Class A Insurer and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Base Rate Advances; and

(b) for purposes of the definition of Interest Reserve Daily Calculation Rate, each Reference Eurodollar Interest Period.

“Eurodollar Rate” means (a) with respect to the Series 2007-1 Class A-1-A Notes, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 220.5 basis points and (b) with respect to the Series 2007-1 Class A-1-X Notes, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 285.5 basis points.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Tranche” means any portion of the Series 2007-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Existing Letters of Credit” has the meaning set forth in Section 2.10 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Class A-1 Administrative Agent

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(or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Class A-1 Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York time).

“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“Foreign Affected Person” has the meaning set forth in Section 3.08(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement.

“Funding Agent Indemnified Parties” has the meaning set forth in Section 9.05(c)(ii) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 3.1(a) of the Series 2007-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Indemnified Liabilities” has the meaning set forth in Section 9.05(b) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Indemnified Parties” has the meaning set forth in Section 9.05(b) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Initial Purchaser” means Lehman Brothers Inc.

“Insured Amounts” has, with respect to the Series 2007-1 Class A Insurer, the meaning set forth in the Series 2007-1 Class A Policy.

“Insured Obligations” has, with respect to the Series 2007-1 Class A Insurer, the meaning set forth in the Series 2007-1 Class A Policy.

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“Insured Senior Notes”:  As of any date of determination, the Series 2007-1 Class A-1-A Notes and the Series 2007-1 Class A-2-II-A Notes, the payments on which are insured by an Insurance Policy in effect on such date.

“Insured Senior Notes Percentage”:  As of any date of determination, the percentage obtained by dividing (i) the Aggregate Outstanding Principal Amount of all Insured Senior Notes on such date by (ii) the Aggregate Outstanding Principal Amount of all Series 2007-1 Class A-1 Notes and Series 2007-1 Class A-2 Notes on such date, assuming for purposes of both clause (i) and clause (ii) that the commitments (including any issued by undrawn letters of credit) with respect to any Senior Notes designated as Class A-1 are fully drawn on such date.

“Insurer Make-Whole Premium” means (i) with respect to the Series 2007-1 Notes, the Series 2007-1 Insurer Make-Whole Premium, and (ii) with respect to any other Series of Notes, as specified in the applicable Series Supplement.

“Interest Reserve Daily Calculation Rate” means, (a) for any Collection Period that ends on or prior to December 31, 2007, 7.7275% and (b) for any Collection Period thereafter, the average of the Eurodollar Rates for each of the Reference Eurodollar Interest Periods for such Collection Period; provided, however, that, in the case of this clause (b), if the Reference Base Rate Percentage for such Collection Period exceeds 25%, then the Interest Reserve Daily Calculation Rate for such Collection Period shall be the sum of (i) the product of (x) such Reference Base Rate Percentage and (y) the average of the Base Rates in effect on the first Business Day of each week in the related Reference Quarter and (ii) the product of (x) 100% minus such Reference Base Rate Percentage and (y) the average of the Eurodollar Rates for each of the related Reference Eurodollar Interest Periods.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means any Class A-1-A Investor Group or any Class A-1-X Investor Group, as the context may require. For the avoidance of doubt, when used in relation to any particular Advance Sub-class, the term “Investor Group” means each Investor Group listed on the portion of Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement relating to such Advance Sub-class.

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, such Investor Group’s Commitment Percentage of the Increase, if any, on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2007-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2007-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2007-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series

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2007-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2007-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2007-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2007-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Additional Charges” has the meaning set forth in Section 2.07(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2007-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $50,000,000, as such amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2007-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees” has the meaning set forth in Section 2.07(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees Rate” has the meaning set forth in the Series 2007-1 Class A-1 VFN Fee Letter, not to exceed one percent (1.00%) per annum.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Monthly Fees” has the meaning set forth in Section 2.07(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Monthly Fees Rate” has the meaning set forth in the Series 2007-1 Class A-1 VFN Fee Letter, not to exceed (i) with respect to the portion of the Undrawn L/C Face Amounts allocable to the Series 2007-1 Class A-1-A Notes, a per annum rate equal to 220.5 basis points per annum (2.205%) and (ii) with respect to the portion of the Undrawn L/C Face Amounts allocable to the Series 2007-1 Class A-1-X Notes, a per annum rate equal to 285.5 basis points (2.855%).

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

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“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Provider” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Sub-Class” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Mandatory Decrease” has the meaning set forth in Section 3.2(a) of the Series 2007-1 Supplement.

“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2007-1 Closing Date, the amount set forth on Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2007-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2007-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Monthly Extension Prepayment Notice” has the meaning set forth in Section 4.7(f) of the Series 2007-1 Supplement.

“Non-Excluded Taxes” has the meaning set forth in Section 3.08 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2007-1 Class A-2 Notes and the Series 2007-1 Class M-1 Notes to

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be prepared by the Co-Issuers pursuant to Section 4(e) of the Series 2007-1 Term Note Purchase Agreement.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“One-Month LIBOR” means, for any Interest Accrual Period, the London interbank offered rate for Eurodollar deposits for one month which appears on the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee) as of 11:00 a.m., London time, on the second Eurodollar Business Day prior to the first day of such Interest Accrual Period. If such rate does not appear on such page of any such service, the rate will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be three major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee) as of 11:00 a.m., London time, on the second Eurodollar Business Day prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal amount of the relevant Class of Notes then outstanding. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Indenture Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the principal amount of the relevant Class of Notes then outstanding. If no such quotations can be obtained, the rate will be the One-Month LIBOR for the prior Interest Accrual Period.

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2007-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2007-1 Class A-1 Notes” means with respect to the Series 2007-1 Class A-1 Notes, all Series 2007-1 Class A-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2007-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2007-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2007-1 Class A-1 Distribution Account and are available for payment of such Series 2007-1 Class A-1 Notes and the Commitments with respect to which have terminated and (c) Series 2007-1 Class A-1 Notes in exchange for or in lieu of other Series 2007-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Series 2007-1 Class A-1 Notes are held by a purchaser for value.

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“Outstanding Series 2007-1 Class A-2 Notes” means with respect to the Series 2007-1 Class A-2 Notes, all Series 2007-1 Class A-2 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2007-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2007-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2007-1 Class A-2  Distribution Account and are available for payment of such Series 2007-1 Class A-2  Notes and (c) Series 2007-1 Class A-2  Notes in exchange for or in lieu of other Series 2007-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Series 2007-1 Class A-2  Notes are held by a purchaser for value.

“Outstanding Series 2007-1 Class M-1 Notes” means with respect to the Series 2007-1 Class M-1 Notes, all Series 2007-1 Class M-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2007-1 Class M-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2007-1 Class M-1 Notes that have not been presented for payment in full but funds for the payment of which are on deposit in the Series 2007-1 Class M-1 Distribution Account and are available for payment of such Series 2007-1 Class M-1 Notes and (c) Series 2007-1 Class M-1 Notes in exchange for or in lieu of other Series 2007-1 Class M-1 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Series 2007-1 Class M-1 Notes are held by a purchaser for value.

“Outstanding Series 2007-1 Notes” means, collectively, all Outstanding Series 2007-1 Class A-1 Notes, all Outstanding Series 2007-1 Class A-2 Notes and all Outstanding Series 2007-1 Class M-1 Notes.

“Potential Series 2007-1 Rapid Amortization Event” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute a Series 2007-1 Rapid Amortization Event.

“Preference Amount” has, with respect to the Series 2007-1 Class A Insurer, the meaning set forth in the Series 2007-1 Class A Policy.

“Prepayment Notice” has the meaning set forth in Section 4.7(f) of the Series 2007-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2007-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2007-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2007-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2007-1 Prepayment.

“Pricing Disclosure Package” has the meaning set forth in the Series 2007-1 Class A-2/M-1/Note Purchase Agreement.

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“Prime Rate” means the rate announced by Citibank N.A. or any successor thereto from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by such Person in connection with extensions of credit to debtors.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2007-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2007-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2007-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Rating Agencies” means, with respect to each Class of Series 2007-1 Senior Notes, S&P, Moody’s, Fitch and any other nationally recognized rating agency then rating any such Class of Series 2007-1 Senior Notes at the request of the Co-Issuers and, with respect to the Series 2007-1 Subordinated Notes, S&P, Fitch and any other nationally recognized rating agency then rating such Series 2007-1 Subordinated Notes at the request of the Co-Issuers.

“Rating Agency Condition” means, with respect to any prospective action or occurrence, a condition that will be satisfied if each Rating Agency (or, if so specified, the relevant Rating Agency) notifies the Indenture Trustee (and, with respect to any Series of Notes that is insured by an Insurer, such Insurer) in writing that such action or occurrence, as the case may be, will not result in a withdrawal or reduction of the ratings specified in the Base Indenture or the applicable Series Supplement, without giving effect to any Insurance Policy, by S&P, Moody’s or Fitch, respectively, below certain specified thresholds.

“Reference Base Rate Percentage” means, for any Collection Period, the percentage of (a) the average daily outstanding principal or face amount of all Base Rate Advances, Swingline Loans and Unreimbursed L/C Drawings during the Reference

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Quarter for such Collection Period to (b) the average daily outstanding principal or face amount of all Advances, Swingline Loans and Unreimbursed L/C Drawings during such Reference Quarter.

“Reference Eurodollar Interest Period” means, for any Collection Period, the one-month period that commences on the first Business Day of such Collection Period.

“Refunded Swingline Loans” has the meaning set forth in Section 2.06(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Refunding Date” has the meaning set forth in Section 2.06(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2007-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Restricted Period” means, with respect to any Series 2007-1 Class A-2 Notes or Series 2007-1 Subordinated Notes issued on the Series 2007-1 Closing Date and sold pursuant to Regulation S, the period commencing on such Series 2007-1 Closing Date and ending on the 40th day after the Series 2007-1 Closing Date.

“Seasoned Base Rate Advance” means any Base Rate Advance that has been outstanding for more than two (2) Business Days.

“Series 2007-1 Accrued Insurer Premium Amount” means, with respect to each Payment Date, the aggregate amount of the Insurer Premiums for all Classes of Insured Senior Notes for the Interest Accrual Period ending on the related Payment Date plus any Carryover Accrued Insurer Premium Amount for such Payment Date.

“Series 2007-1 Adjusted Repayment Date” means the date established as the Series 2007-1 Adjusted Repayment Date in accordance with Section 4.7(b) of the Series 2007-1 Supplement.

“Series 2007-1 Anticipated Life” means the period of time from and including the Series 2007-1 Make-Whole Amount Calculation Date to but excluding the Series 2007-1 Adjusted Repayment Date.

“Series 2007-1 Anticipated Repayment Date” has the meaning set forth in Section 4.7(b) of the Series 2007-1 Supplement.

“Series 2007-1 Cash Trap Reserve Amount” means the “Cash Trap Reserve Amount,” as defined in the Base Indenture.

Series 2007-1 Cash Trap Reserve Cure Date” means the “Cash Trap Reserve Cure Date,” as defined in the Base Indenture.

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“Series 2007-1 Class A Insurance Agreement” means that certain Insurance and Indemnity Agreement, dated as of the Series 2007-1 Closing Date, by and among the Series 2007-1 Class A Insurer, Applebee’s International, IHOP Corp., Applebee’s Services Inc., the Franchise Holder, the SPV Pledgor, the Co-Issuers and the Indenture Trustee, pursuant to which the Series 2007-1 Class A Policy shall be issued, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2007-1 Class A Insurer” means, Assured Guaranty.

“Series 2007-1 Class A Policy” means the financial guaranty insurance policy no. D-2007-151, together with all endorsements thereto, delivered by Assured Guaranty to the Indenture Trustee for the benefit of the applicable Series 2007-1 Senior Noteholders pursuant to Series 2007-1 Class A Insurance Agreement, as amended, supplemented or otherwise modified from time to time.

“Series 2007-1 Class A Premium Letter”  means, that certain Premium Letter, dated November 29, 2007 among the Co-Issuers and Assured Guaranty relating to the Insurer Premium payable to Assured Guaranty with respect to the Series 2007-1 Class A Policy issued by it and certain expenses payable by the Co-Issuers to or on behalf of Assured Guaranty.

“Series 2007-1 Class A-1 Administrative Agent” has the meaning set forth under “Class A-1 Administrative Agent” in this Annex A.

“Series 2007-1 Class A-1 Administrative Expenses” means, for any Payment Date, the aggregate amount of any Class A-1 Administrative Agent Fees, Class A-1 Amendment Expenses and L/C Additional Charges then due and payable and not previously paid. For purposes of the Indenture, the “Series 2007-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Note Administrative Expenses.”

“Series 2007-1 Class A-1 Advance” has the meaning set forth under “Advance” in this Annex A.

“Series 2007-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2007-1 Class A-1 Advance Sub-class” has the meaning set forth under “Advance Sub-class” in this Annex A.

“Series 2007-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2007-1 Class A-1 Note Purchase Agreement.

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“Series 2007-1 Class A-1 Breakage Amount” has the same meaning as “Breakage Amount” in this Annex A.

“Series 2007-1 Class A-1 Commitment Fees Amount” means, as of any date of determination for any Interest Accrual Period, an amount equal to the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period. For purposes of the Indenture, the “Series 2007-1 Class A-1 Commitment Fees Amount” shall be deemed to be “Class A-1 Commitment Fees Amount.”

“Series 2007-1 Class A-1 Commitment Term” has the same meaning as “Commitment Term” in this Annex A.

“Series 2007-1 Class A-1 Commitments” has the same meaning as “Commitments” in this Annex A.

“Series 2007-1 Class A-1 Contingent Additional Interest” means, as of any date of determination for any Interest Accrual Period occurring during any Series 2007-1 Extension Period, the sum of the aggregate of the Daily Extension Contingent Additional Interest Amounts for each day in such Interest Accrual Period.

“Series 2007-1 Class A-1 Contingent Additional L/C Fees” means, as of any date of determination for any Interest Accrual Period occurring during any Series 2007-1 Extension Period, the sum of the aggregate of the Daily Extension Contingent Additional L/C Fees Amounts for each day in such Interest Accrual Period.

“Series 2007-1 Class A-1 Distribution Account” has the meaning set forth in Section 4.8(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 4.8(d) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Excess Interest Amount” means with respect to any Series 2007-1 Class A-1 Notes for each Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Daily Excess A-1 Interest Amounts, if any, for the immediately preceding Interest Accrual Period and (b) all previously unpaid amounts described in clause (a) with respect to prior Interest Accrual Periods. For purposes of the Base Indenture, any Series 2007-1 Class A-1 Excess Interest Amount shall be deemed to be part of the “Class A-1 Excess Interest Amounts”.

“Series 2007-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, (i) the Series 2007-1 Class A-1 Outstanding Principal Amount exceeds the Series 2007-1 Class A-1 Maximum Principal Amount, (ii) the Series 2007-1 Class A-1-A Outstanding Principal Amount exceeds the Series 2007-1 Class A-1-A Maximum Principal Amount or (iii) the Series 2007-1 Class A-1-X Outstanding Principal Amount exceeds the Series 2007-1 Class A-1-X Maximum Amount. For the avoidance of doubt, with respect to the Series 2007-1 Class A-1-A Notes, the Series 2007-1 Class A

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Policy relating to such Notes does not cover any principal in excess of the Series 2007-1 Class A-1-A Maximum Principal Amount or any interest on any such excess principal.

“Series 2007-1 Class A-1 Extension Contingent Additional Rate” has the meaning set forth in Section 4.4(c) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Initial Advance” has the meaning set forth in Section 3.1(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2007-1 Class A-1 Advances made on the Series 2007-1 Closing Date pursuant to Section 3.1(a) of the Series 2007-1 Supplement, which is $75,000,000.

“Series 2007-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-1 L/C Notes of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2007-1 Closing Date pursuant to Section 2.07 of the Series 2007-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2007-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 3.1(b) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2007-1 Closing Date pursuant to Section 2.06 of the Series 2007-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2007-1 Class A-1 Interest Reserve Daily Calculation Amount” means, for any Collection Period, an amount equal to the result of (a) the product of (i) the Series 2007-1 Class A-1 Interest Reserve Daily Calculation Rate for such Collection Period multiplied by (ii) the Series 2007-1 Class A-1 Maximum Principal Amount on the first day of such Collection Period divided by (b) 360.

“Series 2007-1 Class A-1 Interest Reserve Daily Calculation Rate” has the meaning set forth under “Interest Reserve Daily Calculation Rate” in this Annex A.

“Series 2007-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2007-1 Class A-1 Investor Group Supplement” has the meaning set forth under “Investor Group Supplement” in this Annex A.

“Series 2007-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

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“Series 2007-1 Class A-1 L/C Fees” means the L/C Monthly Fees and the L/C Fronting Fees. For purposes of the Indenture, the Series 2007-1 Class A-1 L/C Fees shall be deemed to be “Senior Notes Monthly Interest Amounts.”

“Series 2007-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2007-1 Class A-1 Maximum Principal Amount” means $100,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Series 2007-1 Class A-1 Note Interest Rate” means, for any day, (a) with respect to that portion of the Series 2007-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2007-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2007-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2007-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2007-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2007-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2007-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2007-1 Class A-1 Note Interest Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2007-1 Class A-1 Note Interest Rate will in no event be higher than the maximum rate permitted by applicable law. For the avoidance of doubt, each sub-class of Series 2007-1 Notes shall bear interest at the corresponding rate for each sub-class specified under the Eurodollar Rate and CP Rate.

“Series 2007-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of the Series 2007-1 Closing Date, by and among the Co-Issuers, the Servicer, the Series 2007-1 Class A-1 Investors, Funding Agents and Lehman Commercial Paper Inc., as administrative agent and Swingline Lender thereunder, pursuant to which the Series 2007-1 Class A-1 Noteholders have agreed to purchase the Series 2007-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Indenture, the “Series 2007-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Class A-1 Note Purchase Agreement.”

“Series 2007-1 Class A-1 Noteholder” means the Person in whose name a Series 2007-1 Class A-1 Note is registered in the Note Register.

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“Series 2007-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Other Amounts” means, for any Monthly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, Indemnified Liabilities, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Indenture, the “Series 2007-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Senior Notes Other Amounts.”

“Series 2007-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2007-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2007-1 Class A-1 Outstanding Principal Amount pursuant to Section 3.1 of the Series 2007-1 Supplement resulting from Series 2007-1 Class A-1 Advances made on or prior to such date and after the Series 2007-1 Closing Date plus (d) any Series 2007-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2007-1 Class A-1 Outstanding Principal Amount exceed the Series 2007-1 Class A-1 Maximum Principal Amount. For purposes of the Indenture, the “Series 2007-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2007-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2007-1 Class A-1 Swingline Notes and Series 2007-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2007-1 Class A-1 Note Purchase Agreement or the Series 2007-1 Supplement).

“Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Interest” means, for any Interest Accrual Period commencing on or after the Series 2007-1 Adjusted Repayment Date, an amount equal to the sum of (a) the aggregate of the Daily Post-ARD Contingent Additional Interest Amounts for each day in such Interest Accrual Period and (b) in the case of the first such Interest Accrual Period, an amount equal to the Series 2007-1 Class A-1 Extension Contingent Additional Interest Adjustment Amount for the immediately preceding Interest Accrual Period.

“Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional L/C Fees” means, for the Interest Accrual Period commencing on the Series 2007-1 Adjusted Repayment Date, an amount equal to the Series 2007-1 Class A-1 Extension Contingent Additional L/C Fees Adjustment Amount for the immediately preceding Interest Accrual Period.

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“Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate” has the meaning set forth in Section 4.4(c) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Senior Interest Amount” means with respect to any Series 2007-1 Class A-1 Notes for each Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Daily Senior Interest Amounts for each day during such Interest Accrual Period and (b) all previously unpaid amounts described in clause (a) with respect to prior Interest Accrual Periods. For purposes of the Base Indenture, Series 2007-1 Class A-1 Senior Interest Amount shall be deemed to be part of the “Senior Notes Monthly Interest Amounts.”

“Series 2007-1 Class A-1 Sub-class” has the meaning set forth in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2007-1 Class A-1 Swingline Note or Series 2007-1 Class A-1 L/C Note is registered in the Note Register. For purposes of the Indenture, the “Series 2007-1 Class A-1 Subfacility Noteholders” shall be deemed to be “Class A-1 Subfacility Noteholders.”

“Series 2007-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.

“Series 2007-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Unreimbursed L/C Drawings” has the meaning set forth under “Unreimbursed L/C Drawings” in this Annex A.

“Series 2007-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2007-1 Closing Date, by and among the Co-Issuers, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, Applebee’s Services, Inc., as Servicer, and Lehman Commercial Paper Inc., as Series 2007-1 Class A-1 Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof. For purposes of the Indenture, the “Series 2007-1 Class A-1 VFN Fee Letter” shall be deemed to be a “VFN Fee Letter.”

“Series 2007-1 Class A-1-A Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-1-A Advance Notes corresponding to their ratable portion of the aggregate amount of the Series 2007-1 Class A-1 Initial Advances made on the Series 2007-1 Closing Date pursuant to Section 3.1(a) of the Series 2007-1 Supplement, which is $22,500,000.

“Series 2007-1 Class A-1-A Maximum Principal Amount” means $30,000,000 as such amount may be reduced pursuant to Section 2.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

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“Series 2007-1 Class A-1-A Notes” refers collectively to (i) the Series 2007-1 Class A-1-A Advance Notes, (ii) the Series 2007-1 Class A-1-A Swingline Notes and (iii) the Series 2007-1 Class A-1-A L/C Notes.

“Series 2007-1 Class A-1-A Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A-1-A Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2007-1 Class A-1-A Advance Notes on or prior to such date plus (c) the allocable portion of any Increases in the Series 2007-1 Class A-1 Outstanding Principal Amount pursuant to Section 3.1 of the Series 2007-1 Supplement resulting from Series 2007-1 Class A-1-A Advances made on or prior to such date and after the Series 2007-1 Closing Date plus (d) any Series 2007-1 Class A-1-A Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2007-1 Class A-1-A Outstanding Principal Amount exceed the Series 2007-1 Class A-1-A Maximum Principal Amount. For purposes of the Indenture, the “Series 2007-1 Class A-1-A Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2007-1 Class A-1-A Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2007-1 Class A-1-A Swingline Notes and Series 2007-1 Class A-1-A L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2007-1 Class A-1 Note Purchase Agreement or the Series 2007-1 Supplement).

“Series 2007-1 Class A-1-X Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-1-X Advance Notes corresponding to their ratable portion of the aggregate amount of the Series 2007-1 Class A-1 Initial Advances made on the Series 2007-1 Closing Date pursuant to Section 3.1(a) of the Series 2007-1 Supplement, which is $52,500,000.

“Series 2007-1 Class A-1-X Maximum Principal Amount” means $70,000,000 as such amount may be reduced pursuant to Section 2.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Series 2007-1 Class A-1-X Notes” refers collectively to (i) the Series 2007-1 Class A-1-X Advance Notes, (ii) the Series 2007-1 Class A-1-X Swingline Notes and (iii) the Series 2007-1 Class A-1-X L/C Notes.

“Series 2007-1 Class A-1-X Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A-1-X Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2007-1 Class A-1-X Advance Notes on or prior to such date plus (c) the allocable portion of any Increases in the Series 2007-1 Class A-1 Outstanding Principal Amount pursuant to Section 3.1 of the Series 2007-1 Supplement resulting from Series 2007-1 Class A-1-X Advances made on or prior to such date and after the Series 2007-1 Closing

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Date plus (d) any Series 2007-1 Class A-1-X Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2007-1 Class A-1-X Outstanding Principal Amount exceed the Series 2007-1 Class A-1-X Maximum Principal Amount. For purposes of the Indenture, the “Series 2007-1 Class A-1-X Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2007-1 Class A-1-X Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2007-1 Class A-1-X Swingline Notes and Series 2007-1 Class A-1-X L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2007-1 Class A-1 Note Purchase Agreement or the Series 2007-1 Supplement).

“Series 2007-1 Class A-2 Distribution Account” has the meaning set forth in Section 4.9(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 4.9(d) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-2 Notes, which is $1,675,000,000.

“Series 2007-1 Class A-2 Notes” refers to (i) the Series 2007-1 Class A-2-I Notes, (ii) the Series 2007-1 Class A-2-II-A Notes, and (iii) the Series 2007-1 Class A-2-II-X Notes.

“Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest” has the meaning set forth in Section 4.5(c)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest Rate” has the meaning set forth in Section 4.5(c)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Post-ARD Spread” has the meaning set forth in Section 4.5(c)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Post-ARD Stepped-Up Interest Rate has the meaning set forth in Section 4.5(c)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Senior Interest Amount” means for each Interest Accrual Period an amount equal to the sum of (a) (i) the accrued and unpaid interest on the Series 2007-1 Class A-2-I Notes for such Interest Accrual Period at the Series 2007-1 Class A-2-I Note Interest Rate; provided, that with respect to the Series 2007-1 Class A-2-I Note Adjusted Interest Rate, such adjusted rate shall not exceed the Series 2007-1 Class A-2-II-X Note Initial Interest Rate, and any excess shall be treated as Class A-2-I Note Excess Adjusted Interest Amounts, (ii) the accrued and unpaid interest on the Series 2007-1 Class A-2-II-A Notes for such Interest Accrual Period at the Series 2007-1 Class

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A-2-II-A Note Initial Interest Rate, and (iii) the accrued and unpaid interest on the Series 2007-1 Class A-2-II-X Notes for such Interest Accrual Period at the Series 2007-1 Class A-2-II-X Note Initial Interest Rate, and (b) all previously unpaid amounts described in clause (a) with respect to prior Interest Accrual Periods. For purposes of the Base Indenture, the Series 2007-1 Class A-2 Senior Interest Amount shall be deemed to be part of the “Senior Notes Monthly Interest Amounts.”

“Series 2007-1 Class A-2-I Distribution Account” has the meaning set forth in Section 4.9(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-I Extended Anticipated Repayment Date” has the meaning set forth in Section 4.7(b) of the Series 2007-1 Series Supplement.

“Series 2007-1 Class A-2-I Extension Spread” has the meaning specified in Section 4.5(a)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-I Initial Anticipated Repayment Date” has the meaning specified in Section 4.7(b) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-I Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-2-I Notes, which is $350,000,000.

“Series 2007-1 Class A-2-I Initial Spread” has the meaning set forth in Section 4.5(a)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-I Note Adjusted Interest Rate” has the meaning specified in Section 4.5(a)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-I Note Excess Adjusted Interest Amount” has the meaning specified in Section 4.5(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-I Note Initial Interest Rate” has the meaning specified in Section 4.5(a)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-I Note Interest Rate” has the meaning specified in Section 4.5(a)(ii) of the Series 2007-1 Series Supplement.

“Series 2007-1 Class A-2-I Noteholder” means the Person in whose name a Series 2007-1 Class A-2-I Note is registered in the Note Register.

“Series 2007-1 Class A-2-I Notes” has the meaning specified in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-I Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A-2-I Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2007-1 Class A-2-I

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Noteholders with respect to Series 2007-1 Class A-2-I Notes on or prior to such date. For purposes of the Indenture, the “Series 2007-1 Class A-2-I Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2007-1 Class A-2-I Sub-Class” has the meaning specified in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II-A Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-2-II-A Notes, which is $675,000,000.

“Series 2007-1 Class A-2-II-A Notes” has the meaning specified in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II-A Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A-2-II-A Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2007-1 Class A-2-II-A Noteholders with respect to Series 2007-1 Class A-2-II-A Notes on or prior to such date. For purposes of the Indenture, the “Series 2007-1 Class A-2-II-A Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount .”

“Series 2007-1 Class A-2-II-X Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-2-II-X Notes, which is $650,000,000.

“Series 2007-1 Class A-2-II-X Notes” has the meaning specified in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II-X Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A- 2-II-X Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2007-1 Class A-2-II-X Noteholders with respect to Series 2007-1 Class A-2-II-X Notes on or prior to such date. For purposes of the Indenture, the “Series 2007-1 Class A-2-II-X Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2007-1 Class A-2-II Contingent Additional Interest” has the meaning specified in Section 4.5(c)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II Contingent Additional Interest Amount” has the meaning specified in Section 4.5(c)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II Contingent Additional Interest Rate” has the meaning specified in Section 4.5(c)(i) of the Series 2007-1 Supplement.

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“Series 2007-1 Class A-2-II Distribution Account” has the meaning set forth in Section 4.9(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II Extension Period Stepped-Up Interest Rate” has the meaning specified in Section 4.5(c)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II Extension Spread” has the meaning specified in Section 4.5(c)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-2-II Notes, which is $1,325,000,000.

“Series 2007-1 Class A-2-II Noteholder” means the Person in whose name a Series 2007-1 Class A-2-II Note is registered in the Note Register.

“Series 2007-1 Class A-2-II Notes” has the meaning specified in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II-X Notes” has the meaning specified in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II Original Spread” has the meaning specified in Section 4.5(c) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A-2-II Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2007-1 Class A-2-II Noteholders with respect to Series 2007-1 Class A-2-II Notes on or prior to such date. For purposes of the Indenture, the “Series 2007-1 Class A-2-II Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2007-1 Class A-2-II Sub-Class” has the meaning specified in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II-A Note Initial Interest Rate” has the meaning specified in Section 4.5(b) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2-II-X Note Initial Interest Rate” has the meaning specified in Section 4.5(b) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2/M-1 Note Purchase Agreement” means the Purchase Agreement, dated as of November 29, 2007, by and among, the Initial Purchaser and the Co-Issuers, as amended, supplemented or otherwise modified from time to time.

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“Series 2007-1 Class M-1 Contingent Additional Interest” has the meaning set forth in Section 4.6(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Contingent Additional Interest Amount” has the meaning set forth in Section 4.6 (b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Contingent Additional Interest Rate” has the meaning set forth in Section 4.6(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Distribution Account” has the meaning set forth in Section 4.10(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Distribution Account Collateral” has the meaning set forth in Section 4.10(d) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Extension Spread” has the meaning set forth in Section 4.6(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Extension Period Stepped-Up Interest Rate” has the meaning set forth in Section 4.6(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class M-1 Notes, which is $119,000,000.

“Series 2007-1 Class M-1 Monthly Interest” means, with respect to any Interest Accrual Period, an amount equal to the sum of (a) the accrued interest at the Series 2007-1 Class M-1 Note Interest Rate on the Series 2007-1 Class M-1 Outstanding Principal Amount (on the first day of such Interest Accrual Period after giving effect to all payments of principal made to holders of such Class of Notes on such day) during such Interest Accrual Period, calculated based on a 360-day year of twelve 30-day months, and (b) the amount of any Subordinated Notes Interest Shortfall Amount with respect to the Series 2007-1 Class M-1 Notes (as determined pursuant to Section 11.1(h) of the Base Indenture), for the immediately preceding Interest Accrual Period (together with Additional Class M-1 Shortfall Interest (as determined pursuant to Section 11.1(h) of the Base Indenture) on such Class M-1 Notes Interest Shortfall Amount. For purposes of the Indenture, “Series 2007-1 Class M-1 Monthly Interest” shall be deemed to be “Class M-1 Notes Monthly Interest.”

“Series 2007-1 Class M-1 Noteholder” means the Person in whose name a Series 2007-1 Class M-1 Note is registered in the Note Register.

“Series 2007-1 Class M-1 Note Initial Interest Rate” has the meaning specified in Section 4.6(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Notes” has the meaning specified in “Designation” in the Series 2007-1 Supplement.

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“Series 2007-1 Class M-1 Original Spread” has the meaning set forth in Section 4.6(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class M-1 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2007-1 Class M-1 Noteholders with respect to Series 2007-1 Class M-1 Notes on or prior to such date.  For purposes of the Indenture, the “Series 2007-1 Class M-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest” has the meaning set forth in Section 4.6(b)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest Rate” has the meaning set forth in Section 4.6(b)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Post-ARD Stepped-Up Interest Rate” has the meaning set forth in Section 4.6(b) of the Series 2007-1 Supplement.

“Series 2007-1 Closing Date” means November 29, 2007.

“Series 2007-1 Controlling Party” means the Series Controlling Party with respect to the Series 2007-1 Notes, which as of the Series 2007-1 Closing Date is Assured Guaranty.

“Series 2007-1 Distribution Accounts” means, collectively, the Series 2007-1 Class A-1 Distribution Account, the Series 2007-1 Class A-2 Distribution Accounts and the Series 2007-1 Class M-1 Distribution Account.

“Series 2007-1 Extension Election” has the meaning set forth in Section 4.7(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Extension Period” means, if the Series 2007-1 Extension Election has been made and become effective, the period from the Series 2007-1 Anticipated Repayment Date to the Series 2007-1 Adjusted Repayment Date.

“Series 2007-1 Fixed Rate Notes” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Series 2007-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2007-1 Notes, the payment of all accrued and unpaid Series 2007-1 Accrued Insurer Premium Amount, Series 2007-1 Insurer Reimbursement Amounts and Series 2007-1 Insurer Expense Amounts, the expiration or cash collateralization in accordance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts, the payment of all fees and expenses and other amounts then due and payable under the Series 2007-1

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Class A-1 Note Purchase Agreement and the termination in full of all Series 2007-1 Class A-1 Commitments.  For the avoidance of doubt, occurrence of the Series 2007-1 Final Payment shall not prejudice the rights of the Series 2007-1 Class A Insurer under the Indenture or the Series 2007-1 Class A Insurance Agreement with respect to any amounts owed to the Series 2007-1 Class A Insurer constituting Series 2007-1 Accrued Insurer Premium Amount, Series 2007-1 Insurer Reimbursement Amounts and Series 2007-1 Insurer Expense Amounts that remain unpaid.

“Series 2007-1 Final Payment Date” means the date on which the Series 2007-1 Final Payment is made.

“Series 2007-1 Initial Senior Notes Interest Reserve Deposit” has the meaning set forth in Section 4.1(f) of the Series 2007-1 Supplement.

“Series 2007-1 Insurer Expense Amounts” means Insurer Expense Amounts owing to the Series 2007-1 Class A Insurer pursuant to the terms of the Series 2007-1 Class A Insurance Agreement.  For purposes of the Indenture, the “Series 2007-1 Insurer Expense Amounts” shall be deemed to be “Insurer Expense Amounts.”

“Series 2007-1 Insurer Make-Whole Premium” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“Series 2007-1 Insurer Reimbursement Amounts” means “Insurer Reimbursement Amounts” as such term is defined in the Series 2007-1 Class A Insurance Agreement.  For purposes of the Indenture, the “Series 2007-1 Insurer Reimbursement Amounts” shall be deemed to be “Insurer Reimbursement Amounts.”

“Series 2007-1 Legal Final Maturity Date” means December 21, 2037.  For purposes of the Indenture, the “Series 2007-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2007-1 Make-Whole Amount” means:

with respect to the Series 2007-1 Class A-2-I Notes on any date of determination prior to the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date, the amount (not less than zero) equal to (i) the discounted present value as of the related Series 2007-1 Make-Whole Amount Calculation Date of all future installments of interest on and principal of the Series 2007-1 Class A-2-I Notes that the Co-Issuers would otherwise be required to pay on the Series 2007-1 Class A-2-I Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date assuming the entire unpaid principal amount (or such portion thereof to be prepaid) is required to be paid on such Payment Date, determined at a discount rate equal to the EDSF Rate with a tenor equal to the remaining Series 2007-1 Anticipated Life as of the related Series 2007-1 Make-Whole Amount Calculation Date), such discount rate to be converted to a monthly equivalent rate; minus (ii) the aggregate amount of the principal being so prepaid;

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with respect to (i) the Series 2007-1 Class A-2-I Notes on any date of determination following the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date (if the Series 2007-1 Class A-2-I Notes are not paid in full on such date) and (ii) the Series 2007-1 Class A-2-II Notes on any date of determination, the amount (not less than zero) equal to (x) the discounted present value as of the related Series 2007-1 Make-Whole Amount Calculation Date of all future installments of interest on and principal of such Series 2007-1 Class A-2 Notes (which with respect to the Series 2007-1 Class A-2-I Notes will include the Series 2007-1 Class A-2-I Excess Adjusted Interest Amount, if any) that the Co-Issuers would otherwise be required to pay on such Series 2007-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Series 2007-1 Adjusted Repayment Date assuming the entire unpaid principal amount (or such portion thereof to be prepaid) is required to be paid on such Payment Date, determined at a discount rate equal to the Swap Rate with a tenor that is equal to the remaining Series 2007-1 Anticipated Life as of the related Series 2007-1 Make-Whole Amount Calculation Date (or, if such tenor is less than two years, the EDSF Rate), such discount rate to be converted to a monthly equivalent rate; minus (y) the aggregate amount of the principal being so prepaid; and

with respect to the Series 2007-1 Class M-1 Notes on any date of determination, the amount (not less than zero) equal to (i) the discounted present value as of the related Series 2007-1 Make-Whole Amount Calculation Date of all future installments of interest on and principal of such Series 2007-1 Class M-1 Notes that the Co-Issuers would otherwise be required to pay on such Series 2007-1 Class M-1 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Series 2007-1 Anticipated Repayment Date assuming the entire unpaid principal amount (or such portion thereof to be prepaid) is required to be paid on such Payment Date, determined at a discount rate equal to the Swap Rate with a tenor that is equal to the remaining Series 2007-1 Anticipated Life as of the related Series 2007-1 Make-Whole Amount Calculation Date (or, if such tenor is less than two years, the EDSF Rate), such discount rate to be converted to a monthly equivalent rate; minus (ii) the aggregate amount of the principal being so prepaid.

“Series 2007-1 Make-Whole Amount Calculation Date” means the date as of which the applicable Series 2007-1 Make-Whole Amount, if any, payable in connection with a prepayment of the Series 2007-1 Notes is calculated, which will be a Business Day selected by the Indenture Trustee that is no more than five (5) Business Days prior to the Payment Date on which the prepayment of principal is made.

“Series 2007-1 Monthly Aggregate Extension Prepayment Amount” means, on any Payment Date that occurs during the Series 2007-1 Extension Period, 37.5% of the amounts, if any, remaining in the Collection Account after giving effect to clauses first through twenty-first of the Priority of Payments.

“Series 2007-1 Monthly Subordinated Notes Amortization Amount”: With respect to any Payment Date following the Series 2007-1 Closing Date to but excluding the Payment Date occurring in January 2013, means the amount set forth in the table below:

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Payment Date	Monthly Subordinated Notes Amortization Amount
With respect to any Payment Date occurring during the 2008 calendar year:	$0
With respect to any Payment Date occurring during the 2009 calendar year:	$1.25 million
With respect to any Payment Date occurring during the 2010 calendar year:	$2.10 million
With respect to any Payment Date occurring during the 2011 calendar year:	$2.10 million
With respect to any Payment Date occurring during the 2012 calendar year:	$2.10 million

“Series 2007-1 Noteholders” means, collectively, the Series 2007-1 Senior Noteholders and the Series 2007-1 Subordinated Noteholders.

“Series 2007-1 Notes” means, collectively, the Series 2007-1 Senior Notes and the Series 2007-1 Subordinated Notes.

“Series 2007-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2007-1 Class A-1 Outstanding Principal Amount, plus the Series 2007-1 Class A-2 Outstanding Principal Amount, plus the Series 2007-1 Class M-1 Outstanding Principal Amount.

“Series 2007-1 Partial Amortization Amount” means, (a) with respect to any Payment Date that occurs during a Series 2007-1 Partial Amortization Period, an amount equal to the lesser of (i) the amount equal to the sum of (A) $5,583,000 plus (B) the Series 2007-1 Partial Amortization Shortfall Amount, if any, with respect to such Payment Date, and (ii) the Aggregate Outstanding Principal Amount of the Series 2007-1 Notes after giving effect to all other amounts allocable to the payment of principal of the Series 2007-1 Notes on such Payment Date and (b) with respect to any subsequent Payment Date, the Series 2007-1 Partial Amortization Shortfall Amount, if any, with respect to the preceding Payment Date.

“Series 2007-1 Partial Amortization Event” means an event that will occur with respect to any fiscal quarter set forth in the table below to but excluding the Payment Date occurring in January 2013 if the One-Year Adjusted DSCR as of the first Payment Date in the fiscal quarter in which such Payment Date occurs is lower than the applicable trigger (a “Series 2007-1 Partial Amortization Trigger”) set forth below:

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Fiscal Quarter Commencing in:	Series 2007-1 Partial Amortization Trigger
January 2010	2.20	x
April 2010	2.25	x
July 2010	2.30	x
October 2010	2.35	x
January 2011	2.40	x
April 2011	2.45	x
July 2011	2.50	x
October 2011	2.55	x
January 2012	2.60	x
April 2012	2.65	x
July 2012	2.70	x
October 2012	2.75	x

“Series 2007-1 Partial Amortization Shortfall Amount” means, with respect to any Payment Date, the amount, if any, by which (i) the Series 2007-1 Partial Amortization Amount for the preceding Payment Date exceeded (ii) the dollar amount deposited into the applicable Principal Payment Account on such preceding Payment Date under Sections 10.12(x) and 10.12(xvii) of the Base Indenture on account of such Series 2007-1 Partial Amortization Amount.

“Series 2007-1 Partial Amortization Period” means any fiscal quarter during which a Series 2007-1 Partial Amortization Event has occurred and is continuing.

“Series 2007-1 Partial Amortization Trigger” has the meaning set forth under “Series 2007-1 Partial Amortization Event” in this Annex A.

“Series 2007-1 Prepayment” has the meaning set forth in Section 4.7(g) of the Series 2007-1 Supplement.

“Series 2007-1 Prepayment Amount” has the meaning set forth in Section 4.7(g) of the Series 2007-1 Supplement.

“Series 2007-1 Prepayment Date” has the meaning set forth in Section 4.7(g) of the Series 2007-1 Supplement.

“Series 2007-1 Rapid Amortization Cure Right” has the meaning set forth in Section 2.2 of the Series 2007-1 Supplement.

“Series 2007-1 Rapid Amortization Event” has the meaning set forth in Section 2.1 of the Series 2007-1 Supplement.

“Series 2007-1 Residual Threshold Amount” means $6,700,000.

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“Series 2007-1 Securities Intermediary” has the meaning set forth in Section 4.11(a) of the Series 2007-1 Supplement.

“Series 2007-1 Senior Debt Service” with respect to any Payment Date, is an amount equal to the sum of (i) the Senior Notes Monthly Interest Amount for the Series 2007-1 Senior Notes on such Payment Date assuming for such purpose that the Series 2007-1 Class A-1 Commitments (including any issued but undrawn letters of credit) are fully drawn over the related Interest Accrual Period, and (ii) the Series 2007-1 Accrued Insurer Premium Amount payable with respect to the related Interest Accrual Period.

“Series 2007-1 Senior Noteholders” means, collectively, the Series 2007-1 Class A-1 Noteholders and the Series 2007-1 Class A-2 Noteholders.

“Series 2007-1 Senior Notes” means, collectively, the Series 2007-1 Class A-1 Notes and the Series 2007-1 Class A-2 Notes.

“Series 2007-1 Senior Notes Interest Reserve Amount” with respect to any Payment Date, equals the Series 2007-1 Senior Debt Service due on the next three Payment Dates; provided, that with respect to the first Interest Accrual Period following the Closing Date, the Series 2007-1 Senior Notes Interest Reserve Amount will be an amount equal to the Series 2007-1 Initial Senior Notes Interest Reserve Deposit;

during the period from a Series 2007-1 Senior Notes Interest Reserve Step Down Date to but excluding a Series 2007-1 Senior Notes Interest Reserve Step Up Date, the Series 2007-1 Senior Notes Interest Reserve Amount will be the sum of (a) an amount equal to the Insured Senior Notes Percentage multiplied by the Series 2007-1 Senior Debt Service due on the next Payment Date plus (b) an amount equal to the Uninsured Senior Notes Percentage multiplied by the Series 2007-1 Senior Debt Service due on the next three Payment Dates;

if a Rapid Amortization Event has occurred (other than a Rapid Amortization Event that has been waived or cured pursuant to a Rapid Amortization Cure Right), the Series 2007-1 Senior Notes Interest Reserve Amount will be the sum of (a) an amount equal to the Insured Senior Notes Percentage of the Series 2007-1 Debt Service due on the next three Payment Dates plus (b) the lesser of (x) the portion of the amount on deposit in the Senior Notes Interest Reserve Account at the occurrence of such Rapid Amortization Event that is allocable to the Uninsured Senior Notes and (y) an amount equal to the Uninsured Senior Notes Percentage of the Series 2007-1 Senior Debt Service due on the next six Payment Dates; provided, however, that notwithstanding the foregoing in this clause (iii), the Series 2007-1 Senior Notes Interest Reserve Amount may not, by application of this clause (iii), be reduced to an amount

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below the lesser of (X) the amount on deposit in the Senior Notes Interest Reserve Account at the occurrence of such Rapid Amortization Event and (Y) $10 million.

“Series 2007-1 Senior Notes Interest Reserve Deficit Amount” means, with respect to each Payment Date, the amount, if any, by which (a) the Series 2007-1 Senior Notes Interest Reserve Amount plus the sum of the Senior Notes Interest Reserve Amounts for all other Series outstanding on such date exceeds (b) the amount on deposit in the Senior Notes Interest Reserve Account on such date (after giving effect to any withdrawals therefrom on such Payment Date); provided, that with respect to any Payment Date that occurs during the Monthly Collection Period immediately preceding the Series 2007-1 Legal Final Maturity Date, the Series 2007-1 Senior Notes Interest Reserve Account Deficit Amount shall be zero.

“Series 2007-1 Senior Notes Interest Reserve Shortfall” means, when used with respect to any date, that on such date the Series 2007-1 Senior Notes Interest Reserve Amount plus the sum of the Senior Notes Interest Reserve Amounts for all other Series outstanding on such date exceeds the amount on deposit in the Senior Notes Interest Reserve Account.

“Series 2007-1 Senior Notes Interest Reserve Step-Down Date” means any Payment Date on which the Three-Month DSCR (without giving effect to any equity contributions made to the Master Issuer following the Series 2007-1 Closing Date) for the past two Payment Dates (including such Payment Date) is equal to or greater than 3.0x and on which no Rapid Amortization Event has occurred and is continuing.

“Series 2007-1 Senior Notes Interest Reserve Step-Down Release Amount” means, with respect to any Payment Date, the amount, if any, by which (a) the amount on deposit in the Senior Notes Interest Reserve Account on such date (after giving effect to any withdrawals therefrom on such Payment Date), exceeds (b) the aggregate of the Senior Notes Interest Reserve Amounts for all Series then outstanding.

“Series 2007-1 Senior Notes Interest Reserve Step Up Date” means any Payment Date, following a Series 2007-1 Senior Notes Interest Reserve Step Down Date, with respect to which (i) the Three-Month DSCR (without giving effect to any equity contributions made to the Master Issuer following the Series 2007-1 Closing Date) on such Payment Date is less than 3.0x, or (ii) a Rapid Amortization Event occurs on or prior to such Payment Date.

“Series 2007-1 Subordinated Notes Principal Amortization Amount”: has the meaning set forth in Section 2.4 of the Series 2007-1 Supplement.

“Series 2007-1 Supplement” means the Series 2007-1 Supplement, dated as of the Series 2007-1 Closing Date by and among the Co-Issuers and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

“Series 2007-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2007-1 Supplement.

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“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations governing the investment of governmental plans, certain church plans, and foreign plans, not subject to ERISA or the provisions of Section 4975 of the Code, and the conduct of the fiduciaries of such plans.

“Specified Rating Agencies” means any of Standard & Poor’s, Moody’s or Fitch, as applicable.

“Sub-class Commitment Percentage” means, on any date of determination, (i) with respect to any Class A-1-A Investor Group, the ratio, expressed as a percentage, which such Class A-1-A Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2007-1 Class A-1-A Maximum Principal Amount on such date; and (ii) with respect to any Class A-1-X Investor Group, the ratio, expressed as a percentage, which such Class A-1-X Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2007-1 Class A-1-X Maximum Principal Amount on such date.

“Subfacility Decrease” has the meaning set forth in Section 3.2(d) of the Series 2007-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 3.1(b) of the Series 2007-1 Supplement.

“Subordinated Notes Monthly Contingent Additional Interest Amount” means the Series 2007-1 Class M-I Contingent Additional Interest, if any, and the Series 2007-1 Class M-I Post-ARD Contingent Additional Interest, if any.

“Swap Rate” means, when used with respect to any Business Day for any tenor, the mid-market swap rate for such tenor appearing on page 19901 of the Telerate Service (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Indenture Trustee requesting at the expense of the Co-Issuers substitute rate quotes from three broker dealers of nationally recognized standing) on such Business Day, adjusted for monthly compounding.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2007-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $25,000,000, as such amount may be reduced or increased pursuant to Section 2.06(h) of the Series 2007-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Lehman Commercial Paper Inc., in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.06(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

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“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Swingline Sub-Class” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02(b) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Undrawn Commitment Fees Rate” has the meaning set forth in the Series 2007-1 Class A-1 VFN Fee Letter.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Uninsured Senior Notes”:  As of any date of determination, all Series 2007-1 Senior Notes other than the Insured Senior Notes.

“Uninsured Senior Notes Percentage”:  As of any date of determination, the percentage obtained by dividing (i) the Aggregate Outstanding Principal Amount of all Uninsured Senior Notes on such date by (ii) the Aggregate Outstanding Principal Amount of all the Series 2007-1 Class A-1 Notes and Series 2007-1 Class A-2 Notes on such date, assuming for purposes of both clause (i) and clause (ii) that the commitments (including any issued by undrawn letters of credit) with respect to any Senior Notes designated as Class A-1 are fully drawn on such date.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Unused Premium” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“Unused Premium Rate” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“Used Premium” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“Used Premium Rate” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“U.S. Person” has the meaning set forth in Section 5.2 of the Series 2007-1 Supplement.

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“U.S. Resident” has the meaning set forth in Section 5.2 of the Series 2007-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 3.2(b) of the Series 2007-1 Supplement.

“Voluntary Decrease Request” has the meaning set forth in Section 2.02(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

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EXHIBIT A-1-1-1

FORM OF SERIES 2007-1 CLASS A-1-A ADVANCE NOTE

THIS SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2007-1 CLASS A-1-A ADVANCE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS KANSAS LLC, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC OR APPLEBEE’S RESTAURANTS VERMONT, INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2007 BY AND AMONG THE CO-ISSUERS, APPLEBEE’S SERVICES, INC., AS SERVICER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN, THE L/C PROVIDER NAMED THEREIN, LEHMAN COMMERCIAL PAPER, INC., AS SWINGLINE LENDER AND AS CLASS A-1 ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE INDENTURE TRUSTEE.

REGISTERED

No. [ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S ENTERPRISES LLC,

APPLEBEE’S IP LLC,

APPLEBEE’S RESTAURANTS NORTH LLC,

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC,

APPLEBEE’S RESTAURANTS WEST LLC,

APPLEBEE’S RESTAURANTS VERMONT, INC.,

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC. and

APPLEBEE’S RESTAURANTS KANSAS LLC,

SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUB-CLASS:  SERIES 2007-1 CLASS A-1-A ADVANCE NOTE

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation formed under the laws of the state of Vermont, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation formed under the laws of the State of Kansas and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to Lehman Brothers Bank, FSB, as Funding Agent, or registered assigns, up to the principal sum of [                            ] ($[              ])

or such lesser amount as shall equal the portion of the Series 2007-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 21, 2037 (the “Series 2007-1 Legal Final Maturity Date”).  Pursuant to the Series 2007-1 Class A-1 Note Purchase Agreement and the Series 2007-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2007-1 Class A-1 Notes may be paid earlier than the Series 2007-1 Legal Final Maturity Date as described in the Indenture.  The Co-Issuers will pay interest on this Series 2007-1 Class A-1-A Advance Note (this “Note”) at the Series 2007-1 Class A-1 Note Interest Rate for each Interest Accrual Period in accordance with the terms of the Indenture.  Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each January, February, March, April, May, June, July, August, September, October, November and December commencing January 20, 2008 (each, a “Payment Date”).  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Accrual Period”).  Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note at the Series 2007-1 Class A-1 Extension Contingent Additional Rate or the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate, as applicable, and such contingent additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.  In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the Undrawn Commitment Fees and other fees, costs and expense reimbursements, indemnification amounts and other amounts due and payable in accordance with the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2007-1 Class A-1 Note Interest Rate applicable thereto.  Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161 Minneapolis, MN 55479, Attention: Corporate Trust Services / Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S ENTERPRISES LLC, as Co- Issuer

By:
Name:
Title:

APPLEBEE’S IP LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Class A-1-A Advance Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Class A-1 Notes of the Co-Issuers designated as their Series 2007-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2007-1 Class A-1 Notes”), and is one of the Sub-Classes thereof designated as the Series 2007-1 Class A-1-A Advance Notes (herein called the “Series 2007-1 Class A-1-A Advance Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association., as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) the Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (the “Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture and the Series 2007-1 Supplement are referred to herein as the “Indenture”. The Series 2007-1 Class A-1-A Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Class A-1-A Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2007-1 Class A-1-A Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2007-1 Class A-1-A Advance Notes are subject to mandatory prepayment as provided for in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal of the Series 2007-1 Class A-1-A Advance Notes will be made pro rata to the holders of Series 2007-1 Class A-1-A Advance Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent additional interest, if any, will each accrue on the Series 2007-1 Class A-1-A Advance Notes at the rates set forth in the Indenture.  Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2007-1 Class A-1-A Advance Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Class A-1-A Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Class A-1-A Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2007-1 Class A-1-A Noteholder, by acceptance of a Series 2007-1 Class A-1-A Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Class A-1-A Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2007-1 Class A-1-A Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Class A-1-A Notes will evidence indebtedness of the Co-Issuers secured by the Indenture Collateral.  Each Series 2007-1 Class A-1-A Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2007-1 Class A-1-A Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Series 2007-1 Class A-1-A Noteholders.  The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series

Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2007-1 Class A-1-A Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2007-1 Class A-1-A Noteholders and upon all future Series 2007-1 Class A-1-A Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2007-1 Class A-1-A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2007-1 Class A-1 Note Interest Rate	Interest Accrual Period (if applicable)	Notation Made By

EXHIBIT A-1-1-2

FORM OF SERIES 2007-1 CLASS A-1-X ADVANCE NOTE

THIS SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2007-1 CLASS A-1-X ADVANCE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS KANSAS LLC, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC OR APPLEBEE’S RESTAURANTS VERMONT, INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2007 BY AND AMONG THE CO-ISSUERS, APPLEBEE’S SERVICES, INC., AS SERVICER, THE CONDUIT INVESTORS,  THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN, THE L/C PROVIDER NAMED THEREIN, LEHMAN COMMERCIAL PAPER, INC., AS SWINGLINE LENDER AND AS CLASS A-1 ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE INDENTURE TRUSTEE.

REGISTERED

No. [    ]                                                                                                                                                                 up to $[                  ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S ENTERPRISES LLC,

APPLEBEE’S IP LLC,

APPLEBEE’S RESTAURANTS NORTH LLC,

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC,

APPLEBEE’S RESTAURANTS WEST LLC,

APPLEBEE’S RESTAURANTS VERMONT, INC.,

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC. and

APPLEBEE’S RESTAURANTS KANSAS LLC,

SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUB-CLASS:  SERIES 2007-1 CLASS A-1-X ADVANCE NOTE

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation formed under the laws of the state of Vermont, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation formed under the laws of the State of Kansas and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to Lehman Brothers Bank, FSB, as Funding Agent, or registered assigns, up to the principal sum of [                          ] ($[              ])

or such lesser amount as shall equal the portion of the Series 2007-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 21, 2037 (the “Series 2007-1 Legal Final Maturity Date”).  Pursuant to the Series 2007-1 Class A-1 Note Purchase Agreement and the Series 2007-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2007-1 Class A-1 Notes may be paid earlier than the Series 2007-1 Legal Final Maturity Date as described in the Indenture.  The Co-Issuers will pay interest on this Series 2007-1 Class A-1-X Advance Note (this “Note”) at the Series 2007-1 Class A-1 Note Interest Rate for each Interest Accrual Period in accordance with the terms of the Indenture.  Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each January, February, March, April, May, June, July, August, September, October, November, and December commencing January 20, 2008 (each, a “Payment Date”).  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Accrual Period”).  Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note at the Series 2007-1 Class A-1 Extension Contingent Additional Rate or the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate, as applicable, and such contingent additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.  In addition to and not in limitation of the foregoing and the provisions of the Indenture  and the Series 2007-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the Undrawn Commitment Fees and other fees, costs and expense reimbursements, indemnification amounts and other amounts due and payable in accordance with the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2007-1 Class A-1 Note Interest Rate applicable thereto.  Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161 Minneapolis, MN 55479, Attention: Corporate Trust Services / Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:
APPLEBEE’S ENTERPRISES LLC, as Co- Issuer

By:
Name:
Title:

APPLEBEE’S IP LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Class A-1-X Advance Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Class A-1 Notes of the Co-Issuers designated as their Series 2007-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2007-1 Class A-1 Notes”), and is one of the Sub-Classes thereof designated as the Series 2007-1 Class A-1-X Advance Notes (herein called the “Series 2007-1 Class A-1-X Advance Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) the Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (the “Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture and the Series 2007-1 Supplement are referred to herein as the “Indenture”. The Series 2007-1 Class A-1-X Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Class A-1-X Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2007-1 Class A-1-X Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2007-1 Class A-1-X Advance Notes are subject to mandatory prepayment as provided for in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal of the Series 2007-1 Class A-1-X Advance Notes will be made pro rata to the holders of Series 2007-1 Class A-1-X Advance Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent additional interest, if any, will each accrue on the Series 2007-1 Class A-1-X Advance Notes at the rates set forth in the Indenture.  Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2007-1 Class A-1-X Advance Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Class A-1-A Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Class A-1-A Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2007-1 Class A-1-A Noteholder, by acceptance of a Series 2007-1 Class A-1-A Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Class A-1-A Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2007-1 Class A-1-A Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Class A-1-A Notes will evidence indebtedness of the Co-Issuers secured by the Indenture Collateral. Each Series 2007-1 Class A-1-A Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2007-1 Class A-1-A Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Series 2007-1 Class A-1-A Noteholders. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series

Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2007-1 Class A-1-A Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2007-1 Class A-1-A Noteholders and upon all future Series 2007-1 Class A-1-A Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2007-1 Class A-1-A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)           NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2007-1 Class A-1 Note Interest Rate	Interest Accrual Period (if applicable)	Notation Made By

1

EXHIBIT A-1-2-1

FORM OF SERIES 2007-1 CLASS A-1-A SWINGLINE NOTE

THIS SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2007-1 CLASS A-1-A SWINGLINE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS KANSAS LLC, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC OR APPLEBEE’S RESTAURANTS VERMONT, INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2007 BY AND AMONG THE CO-ISSUERS, APPLEBEE’S SERVICES, INC., AS SERVICER, THE CONDUIT INVESTORS,  THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN, THE L/C PROVIDER NAMED THEREIN, LEHMAN COMMERCIAL PAPER, INC., AS SWINGLINE LENDER AND AS CLASS A-1 ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE INDENTURE TRUSTEE.

REGISTERED

No. [ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S ENTERPRISES LLC,
APPLEBEE’S IP LLC,
APPLEBEE’S RESTAURANTS NORTH LLC,
APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC,
APPLEBEE’S RESTAURANTS WEST LLC,
APPLEBEE’S RESTAURANTS VERMONT, INC.,
APPLEBEE’S RESTAURANTS TEXAS LLC
APPLEBEE’S RESTAURANTS INC. and
APPLEBEE’S RESTAURANTS KANSAS LLC,

SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS:  SERIES 2007-1 CLASS A-1-A SWINGLINE NOTE

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation formed under the laws of the state of Vermont, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation formed under the laws of the State of Kansas and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to Lehman

COMMERCIAL PAPER INC. or registered assigns, up to the principal sum of [                 ] ($[                 ])  or such lesser amount as shall equal the portion of the Series 2007-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 21, 2037 (the “Series 2007-1 Legal Final Maturity Date”). Pursuant to the Series 2007-1 Class A-1 Note Purchase Agreement and the Series 2007-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2007-1 Class A-1 Notes may be paid earlier than the Series 2007-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2007-1 Class A-1-X Advance Note (this “Note”) at the Series 2007-1 Class A-1 Note Interest Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each January, February, March, April, May, June, July, August, September, October, November, and December commencing January 20, 2008 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Accrual Period”). Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note at the Series 2007-1 Class A-1 Extension Contingent Additional Rate or the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate, as applicable, and such contingent additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture  and the Series 2007-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the Undrawn Commitment Fees and other fees, costs and expense reimbursements, indemnification amounts and other amounts due and payable in accordance with the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2007-1 Class A-1 Note Interest Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161 Minneapolis, MN 55479, Attention: Corporate Trust Services / Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S ENTERPRISES LLC, as Co- Issuer

By:
Name:
Title:

APPLEBEE’S IP LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC, as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Class A-1-A Swingline issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Class A-1 Notes of the Co-Issuers designated as their Series 2007-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2007-1 Class A-1 Notes”), and is one of the Sub-Classes thereof designated as the Series 2007-1 Class A-1-A Swingline Notes (herein called the “Series 2007-1 Class A-1-A Swingline Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) the Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (the “Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture and the Series 2007-1 Supplement are referred to herein as the “Indenture”. The Series 2007-1 Class A-1-A Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Class A-1-A Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2007-1 Class A-1-A Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Class A-1-A Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal of the Series 2007-1 Class A-1-A Swingline Notes will be made pro rata to the holders of Series 2007-1 Class A-1-A Swingline Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent additional interest, if any, will each accrue on the Series 2007-1 Class A-1-A Swingline Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2007-1 Class A-1-A Swingline Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Class A-1-A Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Class A-1-A Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2007-1 Class A-1-A Noteholder, by acceptance of a Series 2007-1 Class A-1-A Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Class A-1-A Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2007-1 Class A-1-A Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Class A-1-A Notes will evidence indebtedness of the Co-Issuers secured by the Indenture Collateral. Each Series 2007-1 Class A-1-A Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2007-1 Class A-1-A Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Series 2007-1 Class A-1-A Noteholders. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series

Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2007-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2007-1 Class A-1-A Noteholders and upon all future Series 2007-1 Class A-1-A Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2007-1 Class A-1-A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)           NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Decrease	Total	Series 2007-1 Class A-1 Note Interest Rate	Interest Accrual Period (if applicable)	Notation Made By

EXHIBIT A-1-2-2

FORM OF SERIES 2007-1 CLASS A-1-X SWINGLINE NOTE

THIS SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2007-1 CLASS A-1-X SWINGLINE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS KANSAS LLC, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC OR APPLEBEE’S RESTAURANTS VERMONT, INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2007 BY AND AMONG THE CO-ISSUERS, APPLEBEE’S SERVICES, INC., AS SERVICER, THE CONDUIT INVESTORS,  THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN, THE L/C PROVIDER NAMED THEREIN, LEHMAN COMMERCIAL PAPER, INC., AS SWINGLINE LENDER AND AS CLASS A-1 ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. [ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S ENTERPRISES LLC,

APPLEBEE’S IP LLC,

APPLEBEE’S RESTAURANTS NORTH LLC,

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC,

APPLEBEE’S RESTAURANTS WEST LLC,

APPLEBEE’S RESTAURANTS VERMONT, INC.,

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC. and

APPLEBEE’S RESTAURANTS KANSAS LLC,

SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS:  SERIES 2007-1 CLASS A-1-X SWINGLINE NOTE

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation formed under the laws of the state of Vermont, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation formed under the laws of the State of Kansas and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to LEHMAN

COMMERCIAL PAPER INC. or registered assigns, up to the principal sum of [                         ] ($[             ]) or such lesser amount as shall equal the portion of the Series 2007-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 21, 2037 (the “Series 2007-1 Legal Final Maturity Date”). Pursuant to the Series 2007-1 Class A-1 Note Purchase Agreement and the Series 2007-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2007-1 Class A-1 Notes may be paid earlier than the Series 2007-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2007-1 Class A-1 Swingline Note (this “Note”) at the Series 2007-1 Class A-1 Note Interest Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each January, February, March, April, May, June, July, August, September, October, November, and December commencing January 20, 2008 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Accrual Period”). Such amounts due with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note at the Series 2007-1 Class A-1 Extension Contingent Additional Rate or the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate, as applicable, and such contingent additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture  and the Series 2007-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2007-1 Class A-1 Note Interest Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association Sixth Street and Marquette Avenue, MAC N9311-161 Minneapolis, MN 55479, Attention: Corporate Trust Services / Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S ENTERPRISES LLC, as Co- Issuer

By:
Name:
Title:

APPLEBEE’S IP LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC, as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-ATLANTIC
LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC, as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT,
INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC, as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC, as
Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Class A-1-A Swingline Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Class A-1 Notes of the Co-Issuers designated as their Series 2007-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2007-1 Class A-1 Notes”), and is one of the Sub-Class thereof designated as the Series 2007-1 Class A-1-X Swingline Notes (herein called the “Series 2007-1 Class A-1-X Swingline Notes”), all issued under (i) the Base Indenture, dated as of November 19, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) the Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (the “Series 2007-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2007-1 Supplement are referred to herein as the “Indenture”. The Series 2007-1 Class A-1-X Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Class A-1-X Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2007-1 Class A-1-X Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Class A-1-X Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal of the Series 2007-1 Class A-1-A Swingline Notes will be made pro rata to the holders of Series 2007-1 Class A-1-X Swingline Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Class A-1-X Swingline Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2007-1 Class A-1-X Swingline Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Class A-1-X Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Class A-1-X Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2007-1 Class A-1-X Noteholder, by acceptance of a Series 2007-1 Class A-1-X Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Class A-1-X Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2007-1 Class A-1-X Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Class A-1-X Notes will evidence indebtedness of the Co-Issuers secured by the Indenture Collateral. Each Series 2007-1 Class A-1-X Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2007-1 Class A-1-X Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Series 2007-1 Class A-1-X Noteholders. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series

Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2007-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2007-1 Class A-1-X Noteholder and upon all future Series 2007-1 Class A-1-X Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2007-1 Class A-1-X Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2007-1 Class A-1 Note Interest Rate	Interest Accrual Period (if applicable)	Notation Made By

EXHIBIT A-1-3-1

FORM OF SERIES 2007-1 CLASS A-1-A L/C NOTE

THIS SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2007-1 CLASS A-1-A L/C NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS KANSAS LLC, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC OR APPLEBEE’S RESTAURANTS VERMONT, INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2007 BY AND AMONG THE CO-ISSUERS, APPLEBEE’S SERVICES, INC., AS SERVICER, THE CONDUIT INVESTORS,  THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN, THE L/C PROVIDER NAMED THEREIN, LEHMAN COMMERCIAL PAPER, INC., AS SWINGLINE LENDER AND AS CLASS A-1 ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE SERIES 2007-1 CLASS
A-1-A OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of this Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE INDENTURE TRUSTEE.

REGISTERED

No.[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S ENTERPRISES LLC,

APPLEBEE’S IP LLC,

APPLEBEE’S RESTAURANTS NORTH LLC,

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC,

APPLEBEE’S RESTAURANTS WEST LLC,

APPLEBEE’S RESTAURANTS VERMONT, INC.,

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.
and

APPLEBEE’S RESTAURANTS KANSAS LLC,

SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS:  SERIES 2007-1 CLASS A-1-A L/C NOTE

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation formed under the laws of the state of Vermont, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation formed under the laws of the State of Kansas and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to Lehman Brothers Bank, FSB, as Funding Agent, or registered assigns, up to the principal sum of [                              ] ($[                              ]) or such lesser amount as shall equal the portion of the Series 2007-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 21, 2037 (the “Series 2007-1 Legal Final Maturity Date”). Pursuant to the Series 2007-1 Class A-1 Note Purchase Agreement and the Series 2007-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2007-1 Class A-1 Notes may be paid earlier than the Series 2007-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2007-1 Class A-1-A L/C Note (this “Note”) at the Series 2007-1 Class A-1 Note Interest Rate and the Series 2007-1 Class A-1-A Monthly L/C Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each January, February, March, April, May, June, July, August, September, October, November, and December commencing January 20, 2008 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the day that is two (2), Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Accrual Period”). Such amounts due with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note at the Series 2007-1 Class A-1 Extension Contingent Additional Rate or the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate, as applicable, and such contingent additional interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture  and the Series 2007-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, due and payable in accordance with the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the

Series 2007-1 Class A-1 Note Interest Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161 Minneapolis, MN 55479, Attention: Corporate Trust Services / Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S ENTERPRISES LLC, as Co- Issuer

By:
Name:
Title:

APPLEBEE’S IP LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC, as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-ATLANTIC
LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC., as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS
LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC., as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC, as
Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Class A-1-A L/C Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Class A-1 Notes of the Co-Issuers designated as their Series 2007-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2007-1 Class A-1 Notes”), and is one of the Sub-Classes thereof designated as the Series 2007-1 Class A-1-A L/C Notes (herein called the “Series 2007-1 Class A-1-A L/C Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) the Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (the “Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture and the Series 2007-1 Supplement are referred to herein as the “Indenture”. The Series 2007-1 Class A-1-A L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Class A-1-A L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of this Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2007-1 Class A-1-A L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Class A-1-A L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal of the Series 2007-1 Class A-1-A L/C Notes will be made pro rata to the holders of Series 2007-1 Class A-1-A L/C Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent additional interest and fees, if any, will each accrue on the Series 2007-1 Class A-1-A L/C Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2007-1 Class A-1-A L/C Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Class A-1-A Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Class A-1-A L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2007-1 Class A-1-A Noteholder, by acceptance of a Series 2007-1 Class A-1-A Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Class A-1-A Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2007-1 Class A-1-A Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Class A-1-A Notes will evidence indebtedness of the Co-Issuers secured by the Indenture Collateral. Each Series 2007-1 Class A-1-A Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2007-1 Class A-1-A Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Series 2007-1 Class A-1-A Noteholders. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2007-1 Class A-1-A Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2007-1 Class A-1-A Noteholders and upon all future Series 2007-1 Class A-1-A Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2007-1 Class A-1-A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2007-1 Class A-1 Note Interest Rate	Interest Accrual Period (if applicable)	Notation Made By

EXHIBIT A-1-3-2

FORM OF SERIES 2007-1 CLASS A-1-X L/C NOTE

THIS SERIES 2007-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2007-1 CLASS A-1-X L/C NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS KANSAS LLC, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC OR APPLEBEE’S RESTAURANTS VERMONT, INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 29, 2007 BY AND AMONG THE CO-ISSUERS, APPLEBEE’S SERVICES, INC., AS SERVICER, THE CONDUIT INVESTORS,  THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN, THE L/C PROVIDER NAMED THEREIN, LEHMAN COMMERCIAL PAPER, INC., AS SWINGLINE LENDER AND AS CLASS A-1 ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE SERIES 2007-1 CLASS A-1-X OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of this Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE INDENTURE TRUSTEE.

REGISTERED

No. [ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S ENTERPRISES LLC,

APPLEBEE’S IP LLC,

APPLEBEE’S RESTAURANTS NORTH LLC,

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC,

APPLEBEE’S RESTAURANTS WEST LLC,

APPLEBEE’S RESTAURANTS VERMONT, INC.,

APPLEBEE’S RESTAURANTS TEXAS LLC,

APPLEBEE’S RESTAURANTS INC.,

and

APPLEBEE’S RESTAURANTS KANSAS LLC,

SERIES 2007-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1
SUB-CLASS:  SERIES 2007-1 CLASS A-1-X L/C NOTE

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., corporation formed under the laws of the state of Vermont, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., corporation formed under the laws of the State of Kansas and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to Lehman Brothers Bank, FSB, as Funding Agent, or registered assigns, up to the principal sum of [                 ] ($[           ]) or such lesser amount as shall equal the portion of the Series 2007-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on December 21, 2037 (the “Series 2007-1 Legal Final Maturity Date”).  Pursuant to the Series 2007-1 Class A-1 Note Purchase Agreement and the Series 2007-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2007-1 Class A-1 Notes may be paid earlier than the Series 2007-1 Legal Final Maturity Date as described in the Indenture.  The Co-Issuers will pay interest on this Series 2007-1 Class A-1-X L/C Note (this “Note”) at the Series 2007-1 Class A-1 Note Interest Rate and the Series 2007-1 Class A-1-X Monthly L/C Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Indenture.  Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each January, February, March, April, May, June, July, August, September, October, November and December commencing January 20, 2008 (each, a “Payment Date”).  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the day that is two (2), Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Accrual Period”).  Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest and fees on this Note at the Series 2007-1 Class A-1 Extension Contingent Additional Rate or the Series 2007-1 Class A-1 Post-ARD Monthly Contingent Additional Rate, as applicable, and such contingent additional interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.  In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts due and payable in accordance with the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the

Series 2007-1 Class A-1 Note Interest Rate applicable thereto.  Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”) as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161 Minneapolis, MN 55479, Attention: Corporate Trust Services / Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S ENTERPRISES LLC, as Co- Issuer

By:
Name:
Title:

APPLEBEE’S IP LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC, as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-ATLANTIC
LLC, as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC, as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT,
INC., as Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC, as
Co-Issuer

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC., as Co-Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Class A-1-X L/C Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, National Association, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Class A-1 Notes of the Co-Issuers designated as their Series 2007-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2007-1 Class A-1 Notes”), and is one of the Sub-Classes thereof designated as the Series 2007-1 Class A-1-X L/C Notes (herein called the “Series 2007-1 Class A-1-X L/C Notes”), all issued under (i) the Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) the Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (the “Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture and the Series 2007-1 Supplement are referred to herein as the “Indenture”. The Series 2007-1 Class A-1-X L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Class A-1-X L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of this Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest.  As provided for in the Indenture, the Series 2007-1 Class A-1-X L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2007-1 Class A-1-X L/C Notes are subject to mandatory prepayment as provided for in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal of the Series 2007-1 Class A-1-X L/C Notes will be made pro rata to the holders of Series 2007-1 Class A-1-X L/C Notes entitled thereto.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent additional interest and fees, if any, will each accrue on the Series 2007-1 Class A-1-X L/C Notes at the rates set forth in the Indenture.  Such amounts will be computed on the basis set forth in the Indenture.  Amounts payable on the Series 2007-1 Class A-1-X L/C Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Class A-1-X Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Class A-1-X L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2007-1 Class A-1-X Noteholder, by acceptance of a Series 2007-1 Class A-1-X Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Class A-1-X Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2007-1 Class A-1-X Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Class A-1-X Notes will evidence indebtedness of the Co-Issuers secured by the Indenture Collateral.  Each Series 2007-1 Class A-1-X Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2007-1 Class A-1-X Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Series 2007-1 Class A-1-X Noteholders.  The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2007-1 Class A-1-X Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2007-1 Class A-1-X Noteholders and upon all future Series 2007-1 Class A-1-X Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2007-1 Class A-1-X Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)           NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2007-1 Class A-1 Note Interest Rate	Interest Accrual Period (if applicable)	Notation Made By

EXHIBIT A-2-I-1

FORM OF RULE 144A SERIES 2007-1 CLASS A-2-I-X GLOBAL NOTE

THIS SERIES 2007-1 FIXED RATE TERM SENIOR NOTE, CLASS A-2-I-X DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC. AND APPLEBEE’S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT

COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (II) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATIONS”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATIONS.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](7)

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(7) Insert as applicable.

RULE 144A GLOBAL NOTE

SERIES 2007-1 SENIOR NOTE CLASS A-2-I-X

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 037898 AA1

ISIN Number: US037898AA13

APPLEBEE’S ENTERPRISES LLC

APPLEBEE’S IP LLC

APPLEBEE’S RESTAURANTS NORTH LLC

APPLEBEE’S RESTAURANTS WEST LLC

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

 APPLEBEE’S RESTAURANTS VERMONT, INC.

APPLEBEE’S RESTAURANTS KANSAS LLC

SERIES 2007-1 7.2836% FIXED RATE TERM SENIOR NOTE, CLASS A-2-I-X

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation incorporated under the laws of the State of Kansas, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation incorporated under the laws of the State of Vermont and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                 ] ($[                   ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in December 2037 (the “Series 2007-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Series 2007-1 Fixed Rate Term Senior Note, Class A-2-I-X (this “Note”) at the Series 2007-1 Class A-2-I Note Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business

Day, the next succeeding Business Day) of each calendar month (each, a “Payment Date”), commencing on the Payment Date occurring in January 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 16.12 of the Base Indenture and Section 7.16 of the Series 2007-1 Supplement shall be January 22, 2008) and (ii) thereafter, the period commencing on and including a Payment Date and ending on but excluding the next succeeding Payment Date (each, an “Interest Accrual Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated:[ ]

APPLEBEE’S ENTERPRISES LLC

By:
Name:
Title:

APPLEBEE’S IP LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID- ATLANTIC LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-I-X of the Co-Issuers designated as their Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-I-X (herein called the “Series 2007-1 Notes”) all issued under (i) a Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (such Series 2007-1 Supplement, as amended, supplemented or modified from time to time, is herein called the (“Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture, Series 2007-1 Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the respective Guaranty and Collateral Agreements.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2007-1 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Make-Whole Amount relating to the Series 2007-1 Notes on any prepayment of principal of any Series 2007-1 Notes prior to the Series 2007-1 Anticipated Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2007-1 Notes will be made pro rata to the Holders of such Class of Series 2007-1 Notes.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-1 Notes, by acceptance of a Series 2007-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal Insolvency Law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document

It is the intent of the Co-Issuers and each Holder of Series 2007-1 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-1 Notes. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________	By:	(8)

Signature Guaranteed:

(8) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the withinNote, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL NOTE

The initial principal balance of this Rule 144A Global Note is $[                ]. The following exchanges of an interest in this Rule 144A Global Note for an interest in a corresponding Regulation S Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee of Note Registrar

EXHIBIT A-2-I-2

FORM OF REGULATION S SERIES 2007-1 CLASS A-2-I-X GLOBAL NOTE

THIS SERIES 2007-1 FIXED RATE TERM SENIOR NOTE, CLASS A-2-I-X DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC. AND APPLEBEE’S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT

COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (II) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATIONS”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATIONS.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](9)

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THE OFFERED NOTES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(9) Insert as applicable.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

REGULATION S GLOBAL NOTE

SERIES 2007-1 SENIOR NOTE CLASS A-2-I-X

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U00540 AA9

ISIN Number: USU00540AA99

APPLEBEE’S ENTERPRISES LLC

APPLEBEE’S IP LLC

APPLEBEE’S RESTAURANTS NORTH LLC

APPLEBEE’S RESTAURANTS WEST LLC

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

 APPLEBEE’S RESTAURANTS VERMONT, INC.

APPLEBEE’S RESTAURANTS KANSAS LLC

SERIES 2007-1 7.2836% FIXED RATE TERM SENIOR NOTE, CLASS A-2-I-X

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation incorporated under the laws of the State of Kansas, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation incorporated under the laws of the State of Vermont and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                 ] ($[                 ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in December 2037 (the “Series 2007-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Series 2007-1 Fixed Rate Term Senior Note, Class A-2-I-X (this “Note”) at the Series 2007-1 Class A-2-I Note Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business

Day, the next succeeding Business Day) of each calendar month (each, a “Payment Date”), commencing on the Payment Date occurring in January 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 16.12 of the Base Indenture and Section 7.16 of the Series 2007-1 Supplement shall be January 22, 2008) and (ii) thereafter, the period commencing on and including a Payment Date and ending on but excluding the next succeeding Payment Date (each, an “Interest Accrual Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated:

APPLEBEE’S ENTERPRISES LLC

By:
Name:
Title:

APPLEBEE’S IP LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID- ATLANTIC LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-I-X of the Co-Issuers designated as their Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-I-X (herein called the “Series 2007-1 Notes”) all issued under (i) a Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (such Series 2007-1 Supplement, as amended, supplemented or modified from time to time, is herein called the (“Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture, Series 2007-1 Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the respective Guaranty and Collateral Agreements.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2007-1 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Make-Whole Amount relating to the Series 2007-1 Notes on any prepayment of principal of any Series 2007-1 Notes prior to the Series 2007-1 Anticipated Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2007-1 Notes will be made pro rata to the Holders of such Class of Series 2007-1 Notes.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-1 Notes, by acceptance of a Series 2007-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal Insolvency Law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document

It is the intent of the Co-Issuers and each Holder of Series 2007-1 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-1 Notes. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                    , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________	By:	(10)

Signature Guaranteed:

(10)         NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL NOTE

The initial principal balance of this Regulation S Global Note is $[              ]. The following exchanges of an interest in this Regulation S Global Note for an interest in a corresponding Rule 144A Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee of Note Registrar

EXHIBIT A-2-II-1

FORM OF RULE 144A SERIES 2007-1 CLASS A-2-II-A GLOBAL NOTE

                THIS SERIES 2007-1 FIXED RATE TERM SENIOR NOTE, CLASS A-2-II-A DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC. AND APPLEBEE’S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT

COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (II) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](11)

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(11) Insert as applicable.

RULE 144A GLOBAL NOTE

SERIES 2007-1 SENIOR NOTE CLASS A-2-II-A

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 037898 AB9

ISIN Number: US037898AB95

APPLEBEE’S ENTERPRISES LLC

APPLEBEE’S IP LLC

APPLEBEE’S RESTAURANTS NORTH LLC

APPLEBEE’S RESTAURANTS WEST LLC

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

 APPLEBEE’S RESTAURANTS VERMONT, INC.

APPLEBEE’S RESTAURANTS KANSAS LLC

SERIES 2007-1 6.4267% FIXED RATE TERM SENIOR NOTE, CLASS A-2-II-A

                APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation incorporated under the laws of the State of Kansas, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation incorporated under the laws of the State of Vermont and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                    ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in December 2037 (the “Series 2007-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Series 2007-1 Fixed Rate Term Senior Note, Class A-2-II-A (this “Note”) at the Series 2007-1 Class A-2-II-A Note Initial Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business

Day, the next succeeding Business Day) of each calendar month (each, a “Payment Date”), commencing on the Payment Date occurring in January 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 16.12 of the Base Indenture and Section 7.16 of the Series 2007-1 Supplement shall be January 22, 2008) and (ii) thereafter, the period commencing on and including a Payment Date and ending on but excluding the next succeeding Payment Date (each, an “Interest Accrual Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2007-1 Class A-2-II Contingent Additional Interest or the Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

                IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated:       [                ]

APPLEBEE’S ENTERPRISES LLC

By:
Name:
Title:

APPLEBEE’S IP LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID- ATLANTIC LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II-A of the Co-Issuers designated as their Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II-A (herein called the “Series 2007-1 Notes”) all issued under (i) a Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (such Series 2007-1 Supplement, as amended, supplemented or modified from time to time, is herein called the (“Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture, Series 2007-1 Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the respective Guaranty and Collateral Agreements.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2007-1 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Make-Whole Amount relating to the Series 2007-1 Notes on any prepayment of principal of any Series 2007-1 Notes prior to the Series 2007-1 Anticipated Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2007-1 Notes will be made pro rata to the Holders of such Class of Series 2007-1 Notes.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-1 Notes, by acceptance of a Series 2007-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal Insolvency Law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document

It is the intent of the Co-Issuers and each Holder of Series 2007-1 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-1 Notes. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                               , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	By:		(12)

Signature Guaranteed:

(12) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL NOTE

                The initial principal balance of this Rule 144A Global Note is $[                  ]. The following exchanges of an interest in this Rule 144A Global Note for an interest in a corresponding Regulation S Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee of Note Registrar

EXHIBIT A-2-II-2

FORM OF REGULATION S SERIES 2007-1 CLASS A-2-II-A GLOBAL NOTE

                THIS SERIES 2007-1 FIXED RATE TERM SENIOR NOTE, CLASS A-2-II-A DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC. AND APPLEBEE’S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT

COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (II) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATIONS.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](13)

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THE OFFERED NOTES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(13) Insert as applicable.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

REGULATION S GLOBAL NOTE

SERIES 2007-1 SENIOR NOTE CLASS A-2-II-A

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U00540 AB7

ISIN Number: USU00540AB72

APPLEBEE’S ENTERPRISES LLC

APPLEBEE’S IP LLC

APPLEBEE’S RESTAURANTS NORTH LLC

APPLEBEE’S RESTAURANTS WEST LLC

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

 APPLEBEE’S RESTAURANTS VERMONT, INC.

APPLEBEE’S RESTAURANTS KANSAS LLC

SERIES 2007-1 6.4267% FIXED RATE TERM SENIOR NOTE, CLASS A-2-II-A

                APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation incorporated under the laws of the State of Kansas, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation incorporated under the laws of the State of Vermont and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                    ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in December 2037 (the “Series 2007-1 Legal Final Maturity Date”).  The Co-Issuers will pay interest on this Series 2007-1 Fixed Rate Term Senior Note, Class A-2-II-A (this “Note”) at the Series 2007-1 Class A-2-II-A Note Initial Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Accrual Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month (each, a “Payment Date”), commencing on the Payment Date occurring in January 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 16.12 of the Base Indenture and Section 7.16 of the Series 2007-1 Supplement shall be January 22, 2008) and (ii) thereafter, the period commencing on and including a Payment Date and ending on but excluding the next succeeding Payment Date (each, an “Interest Accrual Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2007-1 Class A-2-II Contingent Additional Interest or the Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

                IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated:      [                    ]

APPLEBEE’S ENTERPRISES LLC

By:
Name:
Title:

APPLEBEE’S IP LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID- ATLANTIC LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

 [REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II-A of the Co-Issuers designated as their Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II-A (herein called the “Series 2007-1 Notes”) all issued under (i) a Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (such Series 2007-1 Supplement, as amended, supplemented or modified from time to time, is herein called the (“Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture, Series 2007-1 Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the respective Guaranty and Collateral Agreements.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2007-1 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Make-Whole Amount relating to the Series 2007-1 Notes on any prepayment of principal of any Series 2007-1 Notes prior to the Series 2007-1 Anticipated Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2007-1 Notes will be made pro rata to the Holders of such Class of Series 2007-1 Notes.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-1 Notes, by acceptance of a Series 2007-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal Insolvency Law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document

It is the intent of the Co-Issuers and each Holder of Series 2007-1 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-1 Notes. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                               , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	By:		(14)

Signature Guaranteed:

(14) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL NOTE

                The initial principal balance of this Regulation S Global Note is $[                  ]. The following exchanges of an interest in this Regulation S Global Note for an interest in a corresponding Rule 144A Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee of Note Registrar

EXHIBIT A-2-II-3

FORM OF RULE 144A SERIES 2007-1 CLASS A-2-II-X GLOBAL NOTE

THIS SERIES 2007-1 FIXED RATE TERM SENIOR NOTE, CLASS A-2-II-X DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC. AND APPLEBEE’S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT

COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (II) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](15)

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(15) Insert as applicable.

RULE 144A GLOBAL NOTE

SERIES 2007-1 SENIOR NOTE CLASS A-2-II-X

No. [	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 037898 AD5

ISIN Number: US037898AD51

APPLEBEE’S ENTERPRISES LLC

APPLEBEE’S IP LLC

APPLEBEE’S RESTAURANTS NORTH LLC

APPLEBEE’S RESTAURANTS WEST LLC

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

 APPLEBEE’S RESTAURANTS VERMONT, INC.

APPLEBEE’S RESTAURANTS KANSAS LLC

SERIES 2007-1 7.0588% FIXED RATE TERM SENIOR NOTE, CLASS A-2-II-X

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation incorporated under the laws of the State of Kansas, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation incorporated under the laws of the State of Vermont and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in December 2037 (the “Series 2007-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Series 2007-1 Fixed Rate Term Senior Note, Class A-2-II-X (this “Note”) at the Series 2007-1 Class A-2-II-X Note Initial Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business

Day, the next succeeding Business Day) of each calendar month (each, a “Payment Date”), commencing on the Payment Date occurring in January 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 16.12 of the Base Indenture and Section 7.16 of the Series 2007-1 Supplement shall be January 22, 2008) and (ii) thereafter, the period commencing on and including a Payment Date and ending on but excluding the next succeeding Payment Date (each, an “Interest Accrual Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2007-1 Class A-2-II Contingent Additional Interest or the Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated:      [                     ]

APPLEBEE’S ENTERPRISES LLC

By:
Name:
Title:

APPLEBEE’S IP LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-
ATLANTIC LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II-X of the Co-Issuers designated as their Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II-X (herein called the “Series 2007-1 Notes”) all issued under (i) a Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (such Series 2007-1 Supplement, as amended, supplemented or modified from time to time, is herein called the (“Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture, Series 2007-1 Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the respective Guaranty and Collateral Agreements.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2007-1 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Make-Whole Amount relating to the Series 2007-1 Notes on any prepayment of principal of any Series 2007-1 Notes prior to the Series 2007-1 Anticipated Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2007-1 Notes will be made pro rata to the Holders of such Class of Series 2007-1 Notes.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-1 Notes, by acceptance of a Series 2007-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal Insolvency Law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document

It is the intent of the Co-Issuers and each Holder of Series 2007-1 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-1 Notes. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                   , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	By:	(16)

Signature Guaranteed:

(16) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL NOTE

The initial principal balance of this Rule 144A Global Note is $[                  ]. The following exchanges of an interest in this Rule 144A Global Note for an interest in a corresponding Regulation S Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee of Note Registrar

EXHIBIT A-2-II-4

FORM OF REGULATION S SERIES 2007-1 CLASS A-2-II-X GLOBAL NOTE

THIS SERIES 2007-1 FIXED RATE TERM SENIOR NOTE, CLASS A-2-II-X DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC. AND APPLEBEE’S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT

COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (II) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](17)

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THE OFFERED NOTES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(17) Insert as applicable.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

REGULATION S GLOBAL NOTE

SERIES 2007-1 SENIOR NOTE CLASS A-2-II-X

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U00540 AD3

ISIN Number: USU00540AD39

APPLEBEE’S ENTERPRISES LLC

APPLEBEE’S IP LLC

APPLEBEE’S RESTAURANTS NORTH LLC

APPLEBEE’S RESTAURANTS WEST LLC

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

 APPLEBEE’S RESTAURANTS VERMONT, INC.

APPLEBEE’S RESTAURANTS KANSAS LLC

SERIES 2007-1 7.0588% FIXED RATE TERM SENIOR NOTE, CLASS A-2-II-X

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation incorporated under the laws of the State of Kansas, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation incorporated under the laws of the State of Vermont and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in December 2037 (the “Series 2007-1 Legal Final Maturity Date”).  The Co-Issuers will pay interest on this Series 2007-1 Fixed Rate Term Senior Note, Class A-2-II-X (this “Note”) at the Series 2007-1 Class A-2-II-X Note Initial Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month (each, a “Payment Date”), commencing on the Payment Date occurring in January 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 16.12 of the Base Indenture and Section 7.16 of the Series 2007-1 Supplement shall be January 22, 2008) and (ii) thereafter, the period commencing on and including a Payment Date and ending on but excluding the next succeeding Payment Date (each, an “Interest Accrual Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2007-1 Class A-2-II Contingent Additional Interest or the Series 2007-1 Class A-2 Post-ARD Contingent Additional Interest, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated:      [                    ]

APPLEBEE’S ENTERPRISES LLC

By:
Name:
Title:

APPLEBEE’S IP LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-
ATLANTIC LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II-X of the Co-Issuers designated as their Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-II-X (herein called the “Series 2007-1 Notes”) all issued under (i) a Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (such Series 2007-1 Supplement, as amended, supplemented or modified from time to time, is herein called the (“Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture, Series 2007-1 Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the respective Guaranty and Collateral Agreements.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2007-1 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Make-Whole Amount relating to the Series 2007-1 Notes on any prepayment of principal of any Series 2007-1 Notes prior to the Series 2007-1 Anticipated Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2007-1 Notes will be made pro rata to the Holders of such Class of Series 2007-1 Notes.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-1 Notes, by acceptance of a Series 2007-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal Insolvency Law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document

It is the intent of the Co-Issuers and each Holder of Series 2007-1 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-1 Notes. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                       , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	By:	(18)

Signature Guaranteed:

(18) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL NOTE

The initial principal balance of this Regulation S Global Note is $[_________]. The following exchanges of an interest in this Regulation S Global Note for an interest in a corresponding Rule 144A Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee of Note Registrar

EXHIBIT M-1-1

FORM OF RULE 144A SERIES 2007-1 CLASS M-1 GLOBAL NOTE

THIS Series 2007-1 Fixed Rate TERM SUBORDINATED Note, CLASS M-1 DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S ENTERPRISES LLC, APPLEBEE’S IP LLC, APPLEBEE’S RESTAURANTS NORTH LLC, APPLEBEE’S RESTAURANTS WEST LLC, APPLEBEE’S RESTAURANTS TEXAS LLC, APPLEBEE’S RESTAURANTS INC., APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE’S RESTAURANTS VERMONT, INC. AND APPLEBEE’S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT

COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (II) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](19)

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(19) Insert as applicable.

RULE 144A GLOBAL NOTE

SERIES 2007-1 SUBORDINATED NOTE
CLASS M-1

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 037898 AC7

ISIN Number: US037898AC78

APPLEBEE’S ENTERPRISES LLC

APPLEBEE’S IP LLC

APPLEBEE’S RESTAURANTS NORTH LLC

APPLEBEE’S RESTAURANTS WEST LLC

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

 APPLEBEE’S RESTAURANTS VERMONT, INC.

APPLEBEE’S RESTAURANTS KANSAS LLC

SERIES 2007-1 8.4044% FIXED RATE TERM SUBORDINATED NOTE, CLASS M-1

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation incorporated under the laws of the State of Kansas, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation incorporated under the laws of the State of Vermont and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                  ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in December 2037 (the “Series 2007-1 Legal Final Maturity Date”).  The Co-Issuers will pay interest on this Series 2007-1 Fixed Rate Term Subordinated Note, Class M-1 (this “Note”) at the Series 2007-1 Class M-1 Note Initial Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Accrual Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month (each, a “Payment Date”), commencing on the Payment Date occurring in January 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 16.12 of the Base Indenture and Section 7.16 of the Series 2007-1 Supplement shall be January 22, 2008) and (ii) thereafter, the period commencing on and including a Payment Date and ending on but excluding the next succeeding Payment Date (each, an “Interest Accrual Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2007-1 Class M-1 Contingent Additional Interest or the Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated:         [              ]

APPLEBEE’S ENTERPRISES LLC

By:
Name:
Title:

APPLEBEE’S IP LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST
LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID-
ATLANTIC LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT,
INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-I-X of the Co-Issuers designated as their Series 2007-1 Fixed Rate Term Senior Notes, Class A-2-I-X (herein called the “Series 2007-1 Notes”) all issued under (i) a Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (such Series 2007-1 Supplement, as amended, supplemented or modified from time to time, is herein called the (“Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture, Series 2007-1 Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the respective Guaranty and Collateral Agreements.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2007-1 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Make-Whole Amount relating to the Series 2007-1 Notes on any prepayment of principal of any Series 2007-1 Notes prior to the Series 2007-1 Anticipated Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2007-1 Notes will be made pro rata to the Holders of such Class of Series 2007-1 Notes.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-1 Notes, by acceptance of a Series 2007-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal Insolvency Law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document

It is the intent of the Co-Issuers and each Holder of Series 2007-1 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-1 Notes. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	By:	(20)

Signature Guaranteed:

(20) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL NOTE

The initial principal balance of this Rule 144A Global Note is $[                  ]. The following exchanges of an interest in this Rule 144A Global Note for an interest in a corresponding Regulation S Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee of Note Registrar

EXHIBIT M-1-2

FORM OF REGULATION S SERIES 2007-1 CLASS M-1 GLOBAL NOTE

THIS Series 2007-1 Fixed Rate TERM SUBORDINATED Note, CLASS M-1 DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE'S ENTERPRISES LLC, APPLEBEE'S IP LLC, APPLEBEE'S RESTAURANTS NORTH LLC, APPLEBEE'S RESTAURANTS WEST LLC, APPLEBEE'S RESTAURANTS TEXAS LLC, APPLEBEE'S RESTAURANTS INC., APPLEBEE'S RESTAURANTS MID-ATLANTIC LLC, APPLEBEE'S RESTAURANTS VERMONT, INC. AND APPLEBEE'S RESTAURANTS KANSAS LLC, (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT

COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (II) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING

ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE OFFERED NOTES MAY NOT BE SOLD TO ANY RESIDENT OF THE REPUBLIC OF IRELAND.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE SERVICER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](21)

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THE OFFERED NOTES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(21) Insert as applicable

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

REGULATION S GLOBAL NOTE

SERIES 2007-1 SUBORDINATED NOTE
CLASS M-1

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U00540 AC5

ISIN Number: USU00540AC55

APPLEBEE’S ENTERPRISES LLC

APPLEBEE’S IP LLC

APPLEBEE’S RESTAURANTS NORTH LLC

APPLEBEE’S RESTAURANTS WEST LLC

APPLEBEE’S RESTAURANTS TEXAS LLC

APPLEBEE’S RESTAURANTS INC.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

 APPLEBEE’S RESTAURANTS VERMONT, INC.

APPLEBEE’S RESTAURANTS KANSAS LLC

SERIES 2007-1 8.4044% FIXED RATE TERM SUBORDINATED NOTE, CLASS M-1

APPLEBEE’S ENTERPRISES LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S IP LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS NORTH LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS WEST LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS TEXAS LLC, a limited liability company formed under the laws of the State of Texas, APPLEBEE’S RESTAURANTS INC., a corporation incorporated under the laws of the State of Kansas, APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC, a limited liability company formed under the laws of the State of Delaware, APPLEBEE’S RESTAURANTS VERMONT, INC., a corporation incorporated under the laws of the State of Vermont and APPLEBEE’S RESTAURANTS KANSAS LLC, a limited liability company formed under the laws of the State of Kansas (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                    ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in December 2037 (the “Series 2007-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Series 2007-1 Fixed Rate Term Subordinated Note, Class M-1 (this “Note”) at the Series 2007-1 Class M-1 Note Initial Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month (each, a “Payment Date”), commencing on the Payment Date occurring in January 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding the Payment Date occurring in January 2008 (which pursuant to Section 16.12 of the Base Indenture and Section 7.16 of the Series 2007-1 Supplement shall be January 22, 2008) and (ii) thereafter, the period commencing on and including a Payment Date and ending on but excluding the next succeeding Payment Date (each, an “Interest Accrual Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2007-1 Class M-1 Contingent Additional Interest or the Series 2007-1 Class M-1 Post-ARD Contingent Additional Interest, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments and mandatory liquidation (referred to in the Indenture as the “Auction Call Redemption”), as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture (as defined on the reverse hereof).

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated:      [                  ]

APPLEBEE’S ENTERPRISES LLC

By:
Name:
Title:

APPLEBEE’S IP LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS NORTH LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS WEST LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS TEXAS LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS MID- ATLANTIC LLC

By:
Name:
Title:

APPLEBEE’S RESTAURANTS VERMONT, INC.

By:
Name:
Title:

APPLEBEE’S RESTAURANTS KANSAS LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-1 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-1 Fixed Rate Term Subordinated Notes, Class M-1 of the Co-Issuers designated as their Series 2007-1 Fixed Rate Term Subordinated Notes, Class M-1 (herein called the “Series 2007-1 Notes”) all issued under (i) a Base Indenture, dated as of November 29, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-1 Supplement to the Base Indenture, dated as of November 29, 2007 (such Series 2007-1 Supplement, as amended, supplemented or modified from time to time, is herein called the (“Series 2007-1 Supplement”), among the Co-Issuers and the Indenture Trustee. The Base Indenture, Series 2007-1 Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the respective Guaranty and Collateral Agreements.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2007-1 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Make-Whole Amount relating to the Series 2007-1 Notes on any prepayment of principal of any Series 2007-1 Notes prior to the Series 2007-1 Anticipated Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2007-1 Notes will be made pro rata to the Holders of such Class of Series 2007-1 Notes.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to a Dollar account maintained by the Noteholder or its nominee, subject to the terms set forth in the Indenture.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-1 Notes, by acceptance of a Series 2007-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal Insolvency Law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document

It is the intent of the Co-Issuers and each Holder of Series 2007-1 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-1 Notes. The Indenture also contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	By:		(22)

Signature Guaranteed:

(22) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL NOTE

The initial principal balance of this Regulation S Global Note is $[                  ]. The following exchanges of an interest in this Regulation S Global Note for an interest in a corresponding Rule 144A Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee of Note Registrar

EXHIBIT C

FORM OF MONTHLY NOTEsHOLDERS’ REPORT[DATE]

Series 2007-1 Notes
Monthly Collection Period:  [MM/DD/YY] – [MM/DD/YY]
Payment Date:  [MM/DD/YY]

Reference is hereby made to the Base Indenture, dated as of November 29, 2007 (the “Base Indenture”), among Applebee’s Enterprises LLC, Applebee’s IP LLC and the entities referred to therein as the “Restaurant Holders” (the “Co-Issuers”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), supplemented by the Series 2007-1 Series Supplement (the “Series Supplement” and, together with the Base Indenture, the “Indenture”) and the Servicing Agreement, dated as of November 29, 2007, among the Co-Issuers,  Applebee’s Franchising LLC, Applebee’s Services, Inc., Applebee’s International, Inc., Assured Guaranty Corp., and the Indenture Trustee (the “Servicing Agreement”).  Capitalized terms otherwise not defined herein shall have the meaning assigned to them in the Indenture or the Servicing Agreement.

This Monthly Noteholders’ Report is delivered pursuant to Section 12.1(c) of the Base Indenture and Section 3.1(b) of the Servicing Agreement.  The undersigned, on behalf of the Servicer and the Master Issuer, hereby certifies as follows:

(A)          To the knowledge of the Servicer, the historical information contained herein is true and correct in all material respects;

(B)           The forward looking information contained herein has been prepared in good faith based on information in the Servicer’s possession and/or reasonably available to the Servicer as of the date hereof; and

(C)           Except as otherwise set forth herein, the Servicer has performed in all material respects its obligations under each Transaction Document since the date of the previously delivered Monthly Noteholders’ Report.

By:
Name:
Title:

[ATTACH MONTHLY SERVICER’S REPORT]